REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policy Owners of
General American Separate Account Eleven
and Board of Directors of
Metropolitan Tower Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of General American Separate Account Eleven (the "Separate Account") of Metropolitan Tower Life Insurance Company (the "Company") comprising each of the individual Divisions listed in Note 2 as of December 31, 2022, the related statements of operations and changes in net assets for each of the three years in the period then ended, the financial highlights in Note 7 for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Divisions constituting the Separate Account of the Company as of December 31, 2022, and the results of their operations and changes in their net assets for each of the three years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on the Separate Account's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
March 24, 2023

We have served as the Separate Account's auditor since 2000.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	American Funds® Global Small Capitalization Division	American Funds® Growth Division	American Funds® Growth-Income Division	BHFTI Brighthouse Asset Allocation 100 Division
Assets:
Investments at fair value	$2,864,661	$17,718,763	$11,890,079	$7,335
Due from Metropolitan Tower Life Insurance Company	—	—	—	—
Total Assets	2,864,661	17,718,763	11,890,079	7,335
Liabilities:
Accrued fees	65	23	50	—
Due to Metropolitan Tower Life Insurance Company	—	1	—	—
Total Liabilities	65	24	50	—
Net Assets	$2,864,596	$17,718,739	$11,890,029	$7,335

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTI CBRE Global Real Estate Division	BHFTI Harris Oakmark International Division	BHFTI Invesco Small Cap Growth Division	BHFTI Loomis Sayles Growth Division	BHFTI MFS® Research International Division
Assets:
Investments at fair value	$1,022,554	$4,252,525	$1,169,688	$590,308	$8,212,800
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	1
Total Assets	1,022,554	4,252,525	1,169,688	590,308	8,212,801
Liabilities:
Accrued fees	85	30	62	74	22
Due to Metropolitan Tower Life Insurance Company	1	1	—	1	—
Total Liabilities	86	31	62	75	22
Net Assets	$1,022,468	$4,252,494	$1,169,626	$590,233	$8,212,779

The accompanying notes are an integral part of these financial statements.

	BHFTI Morgan Stanley Discovery Division	BHFTI PIMCO Total Return Division	BHFTI T. Rowe Price Large Cap Value Division	BHFTI T. Rowe Price Mid Cap Growth Division	BHFTI Victory Sycamore Mid Cap Value Division
Assets:
Investments at fair value	$1,968,290	$5,699,621	$2,088,438	$3,179,880	$3,573,455
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	1,968,290	5,699,621	2,088,438	3,179,880	3,573,455
Liabilities:
Accrued fees	74	48	42	43	47
Due to Metropolitan Tower Life Insurance Company	2	—	1	1	—
Total Liabilities	76	48	43	44	47
Net Assets	$1,968,214	$5,699,573	$2,088,395	$3,179,836	$3,573,408

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Baillie Gifford International Stock Division	BHFTII BlackRock Bond Income Division	BHFTII BlackRock Capital Appreciation Division	BHFTII BlackRock Ultra-Short Term Bond Division	BHFTII Brighthouse Asset Allocation 20 Division
Assets:
Investments at fair value	$2,006,021	$2,749,322	$2,946,121	$3,433,859	$104,696
Due from Metropolitan Tower Life Insurance Company	—	1	—	—	—
Total Assets	2,006,021	2,749,323	2,946,121	3,433,859	104,696
Liabilities:
Accrued fees	84	54	81	67	—
Due to Metropolitan Tower Life Insurance Company	1	—	2	—	—
Total Liabilities	85	54	83	67	—
Net Assets	$2,005,936	$2,749,269	$2,946,038	$3,433,792	$104,696

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 40 Division	BHFTII Brighthouse Asset Allocation 60 Division	BHFTII Brighthouse Asset Allocation 80 Division	BHFTII Brighthouse/Artisan Mid Cap Value Division	BHFTII Brighthouse/ Wellington Balanced Division
Assets:
Investments at fair value	$209	$430,203	$1,155,618	$3,094,953	$10,608,460
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	209	430,203	1,155,618	3,094,953	10,608,460
Liabilities:
Accrued fees	—	—	—	86	56
Due to Metropolitan Tower Life Insurance Company	—	—	—	2	2
Total Liabilities	—	—	—	88	58
Net Assets	$209	$430,203	$1,155,618	$3,094,865	$10,608,402

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Brighthouse/ Wellington Core Equity Opportunities Division	BHFTII Frontier Mid Cap Growth Division	BHFTII Jennison Growth Division	BHFTII MetLife Aggregate Bond Index Division	BHFTII MetLife Mid Cap Stock Index Division
Assets:
Investments at fair value	$6,486,518	$2,999,265	$28,356,075	$8,211,611	$2,835,707
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	6,486,518	2,999,265	28,356,075	8,211,611	2,835,707
Liabilities:
Accrued fees	36	57	52	67	50
Due to Metropolitan Tower Life Insurance Company	—	1	—	1	1
Total Liabilities	36	58	52	68	51
Net Assets	$6,486,482	$2,999,207	$28,356,023	$8,211,543	$2,835,656

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division	BHFTII MetLife Russell 2000® Index Division	BHFTII MetLife Stock Index Division	BHFTII MFS® Total Return Division	BHFTII MFS® Value Division
Assets:
Investments at fair value	$3,874,908	$3,283,325	$81,777,438	$1,800,099	$12,082,263
Due from Metropolitan Tower Life Insurance Company	—	—	—	16	—
Total Assets	3,874,908	3,283,325	81,777,438	1,800,115	12,082,263
Liabilities:
Accrued fees	69	72	24	90	28
Due to Metropolitan Tower Life Insurance Company	1	2	1	—	—
Total Liabilities	70	74	25	90	28
Net Assets	$3,874,838	$3,283,251	$81,777,413	$1,800,025	$12,082,235

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Continued)

December 31, 2022

	BHFTII Neuberger Berman Genesis Division	BHFTII T. Rowe Price Large Cap Growth Division	BHFTII T. Rowe Price Small Cap Growth Division	BHFTII VanEck Global Natural Resources Division	BHFTII Western Asset Management Strategic Bond Opportunities Division
Assets:
Investments at fair value	$5,049,998	$4,732,326	$9,516,645	$931,628	$3,499,043
Due from Metropolitan Tower Life Insurance Company	—	—	—	—	—
Total Assets	5,049,998	4,732,326	9,516,645	931,628	3,499,043
Liabilities:
Accrued fees	82	106	42	58	87
Due to Metropolitan Tower Life Insurance Company	2	2	2	1	—
Total Liabilities	84	108	44	59	87
Net Assets	$5,049,914	$4,732,218	$9,516,601	$931,569	$3,498,956

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management U.S. Government Division	Fidelity® VIP Equity-Income Division	Fidelity® VIP Mid Cap Division	JPMorgan Insurance Trust Core Bond Division	JPMorgan Insurance Trust Small Cap Core Division
Assets:
Investments at fair value	$174,140	$14,031,083	$3,004,829	$602,501	$2,089,244
Due from Metropolitan Tower Life Insurance Company	—	—	—	1	—
Total Assets	174,140	14,031,083	3,004,829	602,502	2,089,244
Liabilities:
Accrued fees	22	18	85	59	96
Due to Metropolitan Tower Life Insurance Company	1	—	1	—	2
Total Liabilities	23	18	86	59	98
Net Assets	$174,117	$14,031,065	$3,004,743	$602,443	$2,089,146

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES — (Concluded)

December 31, 2022

	Russell International Developed Markets Division	Russell Strategic Bond Division	Russell U.S. Small Cap Equity Division
Assets:
Investments at fair value	$1,028,772	$438,791	$1,745,369
Due from Metropolitan Tower Life Insurance Company	—	—	—
Total Assets	1,028,772	438,791	1,745,369
Liabilities:
Accrued fees	70	91	76
Due to Metropolitan Tower Life Insurance Company	—	1	1
Total Liabilities	70	92	77
Net Assets	$1,028,702	$438,699	$1,745,292

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division	VanEck VIP Emerging Markets Division
Assets:
Investments at fair value	$3,511,972	$5,428,677
Due from Metropolitan Tower Life Insurance Company	—	—
Total Assets	3,511,972	5,428,677
Liabilities:
Accrued fees	39	45
Due to Metropolitan Tower Life Insurance Company	1	1
Total Liabilities	40	46
Net Assets	$3,511,932	$5,428,631

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS

For the years ended December 31, 2022, 2021 and 2020

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$6,176	$64,724	$57,424	$65,818
Expenses:
Mortality and expense risk charges	11,896	17,419	14,853	76,035	100,387	81,719
Net investment income (loss)	(11,896)	(17,419)	(8,677)	(11,311)	(42,963)	(15,901)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,066,129	103,192	230,583	2,899,748	3,465,717	495,448
Realized gains (losses) on sale of investments	6,515	164,016	72,808	547,183	1,914,267	1,003,650
Net realized gains (losses)	1,072,644	267,208	303,391	3,446,931	5,379,984	1,499,098
Change in unrealized gains (losses) on investments	(2,326,519)	34,151	654,745	(11,404,561)	(90,883)	7,587,609
Net realized and changes in unrealized gains (losses) on investments	(1,253,875)	301,359	958,136	(7,957,630)	5,289,101	9,086,707
Net increase (decrease) in net assets resulting from operations	$(1,265,771)	$283,940	$949,459	$(7,968,941)	$5,246,138	$9,070,806

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2022	2021	2020
Investment Income:
Dividends	$162,167	$173,567	$173,310
Expenses:
Mortality and expense risk charges	42,485	50,976	43,176
Net investment income (loss)	119,682	122,591	130,134
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,280,323	152,999	333,735
Realized gains (losses) on sale of investments	415,015	620,753	144,648
Net realized gains (losses)	1,695,338	773,752	478,383
Change in unrealized gains (losses) on investments	(4,487,659)	2,367,323	1,068,302
Net realized and changes in unrealized gains (losses) on investments	(2,792,321)	3,141,075	1,546,685
Net increase (decrease) in net assets resulting from operations	$(2,672,639)	$3,263,666	$1,676,819

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI CBRE Global Real Estate Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$95	$328	$438	$72,544	$55,677	$52,157
Expenses:
Mortality and expense risk charges	—	—	—	3,985	4,830	4,237
Net investment income (loss)	95	328	438	68,559	50,847	47,920
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	508	1,844	3,320	157,836	—	22,825
Realized gains (losses) on sale of investments	653	53	448	(107,183)	59,162	(356,676)
Net realized gains (losses)	1,161	1,897	3,768	50,653	59,162	(333,851)
Change in unrealized gains (losses) on investments	(5,575)	1,627	(782)	(605,551)	331,185	(212,262)
Net realized and changes in unrealized gains (losses) on investments	(4,414)	3,524	2,986	(554,898)	390,347	(546,113)
Net increase (decrease) in net assets resulting from operations	$(4,319)	$3,852	$3,424	$(486,339)	$441,194	$(498,193)

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2022	2021	2020
Investment Income:
Dividends	$106,017	$52,444	$143,985
Expenses:
Mortality and expense risk charges	17,756	23,228	19,016
Net investment income (loss)	88,261	29,216	124,969
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	234,076	—	111,901
Realized gains (losses) on sale of investments	(41,957)	157,126	(125,244)
Net realized gains (losses)	192,119	157,126	(13,343)
Change in unrealized gains (losses) on investments	(1,107,010)	212,006	195,415
Net realized and changes in unrealized gains (losses) on investments	(914,891)	369,132	182,072
Net increase (decrease) in net assets resulting from operations	$(826,630)	$398,348	$307,041

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$1,004	$—	$2,003	$8,281
Expenses:
Mortality and expense risk charges	3,312	3,837	2,552	2,056	3,106	3,340
Net investment income (loss)	(3,312)	(3,837)	(1,548)	(2,056)	(1,103)	4,941
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	271,274	316,598	64,025	63,651	30,545	344,983
Realized gains (losses) on sale of investments	(81,898)	59,242	2,701	(4,944)	46,405	55,582
Net realized gains (losses)	189,376	375,840	66,726	58,707	76,950	400,565
Change in unrealized gains (losses) on investments	(699,856)	(274,687)	501,294	(308,697)	96,616	(131,068)
Net realized and changes in unrealized gains (losses) on investments	(510,480)	101,153	568,020	(249,990)	173,566	269,497
Net increase (decrease) in net assets resulting from operations	$(513,792)	$97,316	$566,472	$(252,046)	$172,463	$274,438

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2022	2021	2020
Investment Income:
Dividends	$184,481	$116,394	$206,264
Expenses:
Mortality and expense risk charges	49,768	60,226	51,278
Net investment income (loss)	134,713	56,168	154,986
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	602,401	357,351	285,130
Realized gains (losses) on sale of investments	(81,895)	265,206	95,668
Net realized gains (losses)	520,506	622,557	380,798
Change in unrealized gains (losses) on investments	(2,513,434)	396,856	433,049
Net realized and changes in unrealized gains (losses) on investments	(1,992,928)	1,019,413	813,847
Net increase (decrease) in net assets resulting from operations	$(1,858,215)	$1,075,581	$968,833

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$—	$200,540	$152,210	$276,620
Expenses:
Mortality and expense risk charges	10,512	24,127	18,689	31,383	38,292	33,747
Net investment income (loss)	(10,512)	(24,127)	(18,689)	169,157	113,918	242,873
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,756,415	4,362,164	587,876	—	315,603	—
Realized gains (losses) on sale of investments	(6,194,574)	808,551	2,114,023	(141,339)	3,972	31,883
Net realized gains (losses)	(4,438,159)	5,170,715	2,701,899	(141,339)	319,575	31,883
Change in unrealized gains (losses) on investments	(148,260)	(6,008,000)	2,226,106	(1,102,683)	(563,090)	272,141
Net realized and changes in unrealized gains (losses) on investments	(4,586,419)	(837,285)	4,928,005	(1,244,022)	(243,515)	304,024
Net increase (decrease) in net assets resulting from operations	$(4,596,931)	$(861,412)	$4,909,316	$(1,074,865)	$(129,597)	$546,897

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2022	2021	2020
Investment Income:
Dividends	$35,809	$80,578	$43,631
Expenses:
Mortality and expense risk charges	8,294	9,261	7,797
Net investment income (loss)	27,515	71,317	35,834
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	238,036	4,477	128,381
Realized gains (losses) on sale of investments	(1,754)	125,705	(58,691)
Net realized gains (losses)	236,282	130,182	69,690
Change in unrealized gains (losses) on investments	(367,113)	254,027	(87,725)
Net realized and changes in unrealized gains (losses) on investments	(130,831)	384,209	(18,035)
Net increase (decrease) in net assets resulting from operations	$(103,316)	$455,526	$17,799

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$—	$—	$8,740	$73,967	$66,046	$57,846
Expenses:
Mortality and expense risk charges	15,271	19,681	15,898	13,891	18,142	14,822
Net investment income (loss)	(15,271)	(19,681)	(7,158)	60,076	47,904	43,024
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	584,137	373,832	352,400	460,887	135,651	204,637
Realized gains (losses) on sale of investments	(34,738)	95,382	(9,577)	66,130	625,423	(247,234)
Net realized gains (losses)	549,399	469,214	342,823	527,017	761,074	(42,597)
Change in unrealized gains (losses) on investments	(1,512,851)	134,431	484,995	(693,784)	414,588	199,258
Net realized and changes in unrealized gains (losses) on investments	(963,452)	603,645	827,818	(166,767)	1,175,662	156,661
Net increase (decrease) in net assets resulting from operations	$(978,723)	$583,964	$820,660	$(106,691)	$1,223,566	$199,685

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2022	2021	2020
Investment Income:
Dividends	$25,533	$30,171	$51,883
Expenses:
Mortality and expense risk charges	6,751	10,178	8,898
Net investment income (loss)	18,782	19,993	42,985
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	198,616	310,390	152,584
Realized gains (losses) on sale of investments	(72,928)	79,260	38,155
Net realized gains (losses)	125,688	389,650	190,739
Change in unrealized gains (losses) on investments	(1,000,827)	(436,576)	372,331
Net realized and changes in unrealized gains (losses) on investments	(875,139)	(46,926)	563,070
Net increase (decrease) in net assets resulting from operations	$(856,357)	$(26,933)	$606,055

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$82,616	$83,517	$108,329	$—	$—	$—
Expenses:
Mortality and expense risk charges	14,570	16,728	16,783	11,341	17,091	14,421
Net investment income (loss)	68,046	66,789	91,546	(11,341)	(17,091)	(14,421)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,383	59,338	—	940,820	672,013	484,063
Realized gains (losses) on sale of investments	(34,774)	10,107	16,011	(19,006)	181,553	1,907,373
Net realized gains (losses)	(31,391)	69,445	16,011	921,814	853,566	2,391,436
Change in unrealized gains (losses) on investments	(495,939)	(167,174)	126,130	(2,756,663)	142,471	196,477
Net realized and changes in unrealized gains (losses) on investments	(527,330)	(97,729)	142,141	(1,834,849)	996,037	2,587,913
Net increase (decrease) in net assets resulting from operations	$(459,284)	$(30,940)	$233,687	$(1,846,190)	$978,946	$2,573,492

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2022	2021	2020
Investment Income:
Dividends	$—	$12,051	$74,453
Expenses:
Mortality and expense risk charges	14,387	16,239	17,081
Net investment income (loss)	(14,387)	(4,188)	57,372
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	149,545	(14,150)	3,340
Net realized gains (losses)	149,545	(14,150)	3,340
Change in unrealized gains (losses) on investments	31,092	(9,548)	(61,622)
Net realized and changes in unrealized gains (losses) on investments	180,637	(23,698)	(58,282)
Net increase (decrease) in net assets resulting from operations	$166,250	$(27,886)	$(910)

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$3,719	$3,894	$3,438	$9	$11	$10
Expenses:
Mortality and expense risk charges	—	—	—	—	—	—
Net investment income (loss)	3,719	3,894	3,438	9	11	10
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,413	1,522	2,463	17	13	15
Realized gains (losses) on sale of investments	(432)	192	6	(43)	9	(14)
Net realized gains (losses)	2,981	1,714	2,469	(26)	22	1
Change in unrealized gains (losses) on investments	(22,025)	(815)	4,799	(31)	(7)	20
Net realized and changes in unrealized gains (losses) on investments	(19,044)	899	7,268	(57)	15	21
Net increase (decrease) in net assets resulting from operations	$(15,325)	$4,793	$10,706	$(48)	$26	$31

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2022	2021	2020
Investment Income:
Dividends	$10,478	$11,172	$7,674
Expenses:
Mortality and expense risk charges	—	—	—
Net investment income (loss)	10,478	11,172	7,674
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	32,918	24,903	21,639
Realized gains (losses) on sale of investments	(998)	3,310	(209)
Net realized gains (losses)	31,920	28,213	21,430
Change in unrealized gains (losses) on investments	(116,529)	10,518	21,374
Net realized and changes in unrealized gains (losses) on investments	(84,609)	38,731	42,804
Net increase (decrease) in net assets resulting from operations	$(74,131)	$49,903	$50,478

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$25,036	$24,743	$21,431	$32,077	$34,709	$27,428
Expenses:
Mortality and expense risk charges	—	—	—	10,500	12,822	10,350
Net investment income (loss)	25,036	24,743	21,431	21,577	21,887	17,078
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	112,567	84,944	96,519	484,570	79,059	60,168
Realized gains (losses) on sale of investments	(677)	11,417	259	47,405	84,882	(23,843)
Net realized gains (losses)	111,890	96,361	96,778	531,975	163,941	36,325
Change in unrealized gains (losses) on investments	(384,274)	62,036	64,470	(1,035,921)	683,462	161,172
Net realized and changes in unrealized gains (losses) on investments	(272,384)	158,397	161,248	(503,946)	847,403	197,497
Net increase (decrease) in net assets resulting from operations	$(247,348)	$183,140	$182,679	$(482,369)	$869,290	$214,575

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2022	2021	2020
Investment Income:
Dividends	$195,130	$237,149	$244,871
Expenses:
Mortality and expense risk charges	57,538	67,189	58,363
Net investment income (loss)	137,592	169,960	186,508
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,523,381	1,109,762	481,215
Realized gains (losses) on sale of investments	1,511	167,589	81,314
Net realized gains (losses)	1,524,892	1,277,351	562,529
Change in unrealized gains (losses) on investments	(3,977,140)	180,762	1,059,339
Net realized and changes in unrealized gains (losses) on investments	(2,452,248)	1,458,113	1,621,868
Net increase (decrease) in net assets resulting from operations	$(2,314,656)	$1,628,073	$1,808,376

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$171,431	$97,825	$99,526	$—	$—	$—
Expenses:
Mortality and expense risk charges	21,217	23,706	21,898	20,673	26,966	21,798
Net investment income (loss)	150,214	74,119	77,628	(20,673)	(26,966)	(21,798)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	2,109,803	357,210	665,045	996,239	586,999	384,362
Realized gains (losses) on sale of investments	(877,879)	262,779	71,339	(70,713)	115,806	94,992
Net realized gains (losses)	1,231,924	619,989	736,384	925,526	702,805	479,354
Change in unrealized gains (losses) on investments	(1,755,687)	872,692	(307,399)	(2,192,139)	(95,693)	553,098
Net realized and changes in unrealized gains (losses) on investments	(523,763)	1,492,681	428,985	(1,266,613)	607,112	1,032,452
Net increase (decrease) in net assets resulting from operations	$(373,549)	$1,566,800	$506,613	$(1,287,286)	$580,146	$1,010,654

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2022	2021	2020
Investment Income:
Dividends	$—	$—	$84,158
Expenses:
Mortality and expense risk charges	217,504	308,096	251,477
Net investment income (loss)	(217,504)	(308,096)	(167,319)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	8,165,448	10,040,301	4,166,825
Realized gains (losses) on sale of investments	(791,573)	2,109,977	3,527,786
Net realized gains (losses)	7,373,875	12,150,278	7,694,611
Change in unrealized gains (losses) on investments	(26,045,204)	(4,351,429)	10,062,369
Net realized and changes in unrealized gains (losses) on investments	(18,671,329)	7,798,849	17,756,980
Net increase (decrease) in net assets resulting from operations	$(18,888,833)	$7,490,753	$17,589,661

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$262,774	$268,596	$311,773	$34,804	$41,254	$29,450
Expenses:
Mortality and expense risk charges	58,490	71,933	73,025	8,200	9,979	8,567
Net investment income (loss)	204,284	196,663	238,748	26,604	31,275	20,883
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	500,487	180,721	133,020
Realized gains (losses) on sale of investments	(180,177)	31,173	81,574	(232,174)	376,068	(485,894)
Net realized gains (losses)	(180,177)	31,173	81,574	268,313	556,789	(352,874)
Change in unrealized gains (losses) on investments	(1,428,776)	(538,301)	344,127	(785,631)	63,136	371,291
Net realized and changes in unrealized gains (losses) on investments	(1,608,953)	(507,128)	425,701	(517,318)	619,925	18,417
Net increase (decrease) in net assets resulting from operations	$(1,404,669)	$(310,465)	$664,449	$(490,714)	$651,200	$39,300

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2022	2021	2020
Investment Income:
Dividends	$153,827	$87,946	$133,094
Expenses:
Mortality and expense risk charges	18,472	23,253	20,840
Net investment income (loss)	135,355	64,693	112,254
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	108,479	—	21,750
Realized gains (losses) on sale of investments	42,971	89,072	63,038
Net realized gains (losses)	151,450	89,072	84,788
Change in unrealized gains (losses) on investments	(1,010,946)	321,780	149,493
Net realized and changes in unrealized gains (losses) on investments	(859,496)	410,852	234,281
Net increase (decrease) in net assets resulting from operations	$(724,141)	$475,545	$346,535

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$34,132	$40,327	$40,961	$1,047,945	$1,285,066	$1,152,518
Expenses:
Mortality and expense risk charges	11,957	15,751	12,657	384,221	429,582	354,156
Net investment income (loss)	22,175	24,576	28,304	663,724	855,484	798,362
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	563,404	202,912	172,071	7,279,286	5,212,278	3,839,139
Realized gains (losses) on sale of investments	(161,513)	790,389	(70,716)	9,138,340	3,053,340	5,336,185
Net realized gains (losses)	401,891	993,301	101,355	16,417,626	8,265,618	9,175,324
Change in unrealized gains (losses) on investments	(1,219,137)	(418,918)	443,284	(31,942,445)	11,818,388	878,103
Net realized and changes in unrealized gains (losses) on investments	(817,246)	574,383	544,639	(15,524,819)	20,084,006	10,053,427
Net increase (decrease) in net assets resulting from operations	$(795,071)	$598,959	$572,943	$(14,861,095)	$20,939,490	$10,851,789

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2022	2021	2020
Investment Income:
Dividends	$33,810	$43,199	$59,160
Expenses:
Mortality and expense risk charges	8,650	10,945	11,949
Net investment income (loss)	25,160	32,254	47,211
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	179,030	136,342	101,223
Realized gains (losses) on sale of investments	3,837	140,280	49,440
Net realized gains (losses)	182,867	276,622	150,663
Change in unrealized gains (losses) on investments	(415,020)	(5,210)	8,933
Net realized and changes in unrealized gains (losses) on investments	(232,153)	271,412	159,596
Net increase (decrease) in net assets resulting from operations	$(206,993)	$303,666	$206,807

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$212,933	$204,622	$220,085	$—	$5,239	$9,761
Expenses:
Mortality and expense risk charges	75,805	82,269	70,065	21,907	28,743	23,897
Net investment income (loss)	137,128	122,353	150,020	(21,907)	(23,504)	(14,136)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,766,918	134,445	693,600	925,721	437,228	386,759
Realized gains (losses) on sale of investments	42,562	261,059	(207,403)	52,308	322,220	74,488
Net realized gains (losses)	1,809,480	395,504	486,197	978,029	759,448	461,247
Change in unrealized gains (losses) on investments	(2,850,990)	2,341,265	(325,735)	(2,261,333)	391,611	879,954
Net realized and changes in unrealized gains (losses) on investments	(1,041,510)	2,736,769	160,462	(1,283,304)	1,151,059	1,341,201
Net increase (decrease) in net assets resulting from operations	$(904,382)	$2,859,122	$310,482	$(1,305,211)	$1,127,555	$1,327,065
The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2022	2021	2020
Investment Income:
Dividends	$—	$—	$15,195
Expenses:
Mortality and expense risk charges	26,422	39,180	31,966
Net investment income (loss)	(26,422)	(39,180)	(16,771)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,184,297	898,000	506,066
Realized gains (losses) on sale of investments	(58,759)	308,469	55,951
Net realized gains (losses)	1,125,538	1,206,469	562,017
Change in unrealized gains (losses) on investments	(4,414,986)	313,877	1,561,715
Net realized and changes in unrealized gains (losses) on investments	(3,289,448)	1,520,346	2,123,732
Net increase (decrease) in net assets resulting from operations	$(3,315,870)	$1,481,166	$2,106,961

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$21,784	$4,412	$21,030	$39,757	$25,759	$23,891
Expenses:
Mortality and expense risk charges	57,428	73,593	59,981	6,592	4,861	10,101
Net investment income (loss)	(35,644)	(69,181)	(38,951)	33,165	20,898	13,790
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	1,843,745	1,317,536	1,054,060	—	—	—
Realized gains (losses) on sale of investments	(193,704)	378,701	(29,720)	127,009	39,669	(1,182,734)
Net realized gains (losses)	1,650,041	1,696,237	1,024,340	127,009	39,669	(1,182,734)
Change in unrealized gains (losses) on investments	(4,435,815)	(287,397)	1,323,896	(34,440)	191,193	1,022,116
Net realized and changes in unrealized gains (losses) on investments	(2,785,774)	1,408,840	2,348,236	92,569	230,862	(160,618)
Net increase (decrease) in net assets resulting from operations	$(2,821,418)	$1,339,659	$2,309,285	$125,734	$251,760	$(146,828)

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2022	2021	2020
Investment Income:
Dividends	$239,361	$192,834	$328,844
Expenses:
Mortality and expense risk charges	18,640	26,392	28,355
Net investment income (loss)	220,721	166,442	300,489
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—
Realized gains (losses) on sale of investments	(76,309)	99,506	12,575
Net realized gains (losses)	(76,309)	99,506	12,575
Change in unrealized gains (losses) on investments	(903,532)	(144,870)	28,164
Net realized and changes in unrealized gains (losses) on investments	(979,841)	(45,364)	40,739
Net increase (decrease) in net assets resulting from operations	$(759,120)	$121,078	$341,228

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$4,277	$10,778	$11,160	$270,261	$287,892	$230,644
Expenses:
Mortality and expense risk charges	729	1,613	1,751	81,567	93,783	79,142
Net investment income (loss)	3,548	9,165	9,409	188,694	194,109	151,502
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	—	—	—	474,324	1,686,780	585,890
Realized gains (losses) on sale of investments	(4,229)	(5,012)	3,701	104,608	537,254	(27,386)
Net realized gains (losses)	(4,229)	(5,012)	3,701	578,932	2,224,034	558,504
Change in unrealized gains (losses) on investments	(18,792)	(11,352)	5,043	(1,650,042)	915,416	25,919
Net realized and changes in unrealized gains (losses) on investments	(23,021)	(16,364)	8,744	(1,071,110)	3,139,450	584,423
Net increase (decrease) in net assets resulting from operations	$(19,473)	$(7,199)	$18,153	$(882,416)	$3,333,559	$735,925

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2022	2021	2020
Investment Income:
Dividends	$15,784	$22,468	$21,159
Expenses:
Mortality and expense risk charges	15,684	21,471	18,151
Net investment income (loss)	100	997	3,008
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	208,409	583,522	—
Realized gains (losses) on sale of investments	32,418	323,527	29,453
Net realized gains (losses)	240,827	907,049	29,453
Change in unrealized gains (losses) on investments	(817,264)	5,095	544,507
Net realized and changes in unrealized gains (losses) on investments	(576,437)	912,144	573,960
Net increase (decrease) in net assets resulting from operations	$(576,337)	$913,141	$576,968

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$12,972	$13,672	$18,327	$14,231	$14,210	$18,298
Expenses:
Mortality and expense risk charges	2,829	3,659	4,201	9,890	12,281	8,970
Net investment income (loss)	10,143	10,013	14,126	4,341	1,929	9,328
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	3,391	9,962	—	661,051	68,682	120,507
Realized gains (losses) on sale of investments	(9,100)	12,489	2,804	(350,986)	198,609	3,611
Net realized gains (losses)	(5,709)	22,451	2,804	310,065	267,291	124,118
Change in unrealized gains (losses) on investments	(98,890)	(52,833)	47,668	(905,964)	261,212	143,689
Net realized and changes in unrealized gains (losses) on investments	(104,599)	(30,382)	50,472	(595,899)	528,503	267,807
Net increase (decrease) in net assets resulting from operations	$(94,456)	$(20,369)	$64,598	$(591,558)	$530,432	$277,135

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2022	2021	2020
Investment Income:
Dividends	$—	$35,887	$15,238
Expenses:
Mortality and expense risk charges	6,086	7,674	6,317
Net investment income (loss)	(6,086)	28,213	8,921
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	21,200	96,940	—
Realized gains (losses) on sale of investments	(4,994)	74,592	888
Net realized gains (losses)	16,206	171,532	888
Change in unrealized gains (losses) on investments	(191,706)	(25,755)	60,048
Net realized and changes in unrealized gains (losses) on investments	(175,500)	145,777	60,936
Net increase (decrease) in net assets resulting from operations	$(181,586)	$173,990	$69,857

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2022	2021	2020	2022	2021	2020
Investment Income:
Dividends	$11,154	$5,385	$12,295	$3,585	$5,362	$855
Expenses:
Mortality and expense risk charges	2,698	3,318	3,625	9,992	11,454	7,965
Net investment income (loss)	8,456	2,067	8,670	(6,407)	(6,092)	(7,110)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	271	6,921	21,831	38,078	478,069	36,604
Realized gains (losses) on sale of investments	(8,242)	4,696	2,227	(4,110)	60,679	(4,090)
Net realized gains (losses)	(7,971)	11,617	24,058	33,968	538,748	32,514
Change in unrealized gains (losses) on investments	(74,590)	(26,812)	16,975	(379,132)	(76,146)	181,811
Net realized and changes in unrealized gains (losses) on investments	(82,561)	(15,195)	41,033	(345,164)	462,602	214,325
Net increase (decrease) in net assets resulting from operations	$(74,105)	$(13,128)	$49,703	$(351,571)	$456,510	$207,215

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2022	2021	2020
Investment Income:
Dividends	$23,191	$27,238	$17,852
Expenses:
Mortality and expense risk charges	22,089	26,369	21,458
Net investment income (loss)	1,102	869	(3,606)
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	291,778	397,635	35,277
Realized gains (losses) on sale of investments	36,528	258,921	45,909
Net realized gains (losses)	328,306	656,556	81,186
Change in unrealized gains (losses) on investments	(1,342,086)	221,487	814,453
Net realized and changes in unrealized gains (losses) on investments	(1,013,780)	878,043	895,639
Net increase (decrease) in net assets resulting from operations	$(1,012,678)	$878,912	$892,033

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS — (Concluded)

For the years ended December 31, 2022, 2021 and 2020

	VanEck VIP Emerging Markets Division
	2022	2021	2020
Investment Income:
Dividends	$5,132	$60,782	$45,456
Expenses:
Mortality and expense risk charges	7,773	12,748	11,330
Net investment income (loss)	(2,641)	48,034	34,126
Net Realized and Changes in Unrealized Gains (Losses) on Investments:
Realized gain distributions	356,103	148,426	68,274
Realized gains (losses) on sale of investments	(2,082,395)	387,022	3,307
Net realized gains (losses)	(1,726,292)	535,448	71,581
Change in unrealized gains (losses) on investments	(9,027)	(1,255,504)	100,701
Net realized and changes in unrealized gains (losses) on investments	(1,735,319)	(720,056)	172,282
Net increase (decrease) in net assets resulting from operations	$(1,737,960)	$(672,022)	$206,408

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2022, 2021 and 2020

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(11,896)	$(17,419)	$(8,677)	$(11,311)	$(42,963)	$(15,901)
Net realized gains (losses)	1,072,644	267,208	303,391	3,446,931	5,379,984	1,499,098
Change in unrealized gains (losses) on investments	(2,326,519)	34,151	654,745	(11,404,561)	(90,883)	7,587,609
Net increase (decrease) in net assets resulting from operations	(1,265,771)	283,940	949,459	(7,968,941)	5,246,138	9,070,806
Policy Transactions:
Premium payments received from Policy owners	105,729	115,550	132,069	520,039	580,643	596,422
Net transfers (including fixed account)	172,785	(138,673)	(495,429)	410,767	(1,437,397)	(1,577,626)
Policy charges	(131,849)	(139,632)	(146,735)	(720,243)	(769,090)	(741,100)
Transfers for Policy benefits and terminations	(332,454)	(185,744)	(387,521)	(1,748,141)	(1,808,498)	(1,121,641)
Net increase (decrease) in net assets resulting from Policy transactions	(185,789)	(348,499)	(897,616)	(1,537,578)	(3,434,342)	(2,843,945)
Net increase (decrease) in net assets	(1,451,560)	(64,559)	51,843	(9,506,519)	1,811,796	6,226,861
Net Assets:
Beginning of year	4,316,156	4,380,715	4,328,872	27,225,258	25,413,462	19,186,601
End of year	$2,864,596	$4,316,156	$4,380,715	$17,718,739	$27,225,258	$25,413,462

The accompanying notes are an integral part of these financial statements.

	American Funds® Growth-Income Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$119,682	$122,591	$130,134
Net realized gains (losses)	1,695,338	773,752	478,383
Change in unrealized gains (losses) on investments	(4,487,659)	2,367,323	1,068,302
Net increase (decrease) in net assets resulting from operations	(2,672,639)	3,263,666	1,676,819
Policy Transactions:
Premium payments received from Policy owners	395,590	440,088	476,078
Net transfers (including fixed account)	(396,030)	(17,969)	109,985
Policy charges	(433,041)	(422,856)	(421,853)
Transfers for Policy benefits and terminations	(1,330,470)	(1,175,193)	(584,100)
Net increase (decrease) in net assets resulting from Policy transactions	(1,763,951)	(1,175,930)	(419,890)
Net increase (decrease) in net assets	(4,436,590)	2,087,736	1,256,929
Net Assets:
Beginning of year	16,326,619	14,238,883	12,981,954
End of year	$11,890,029	$16,326,619	$14,238,883

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Brighthouse Asset Allocation 100 Division			BHFTI CBRE Global Real Estate Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$95	$328	$438	$68,559	$50,847	$47,920
Net realized gains (losses)	1,161	1,897	3,768	50,653	59,162	(333,851)
Change in unrealized gains (losses) on investments	(5,575)	1,627	(782)	(605,551)	331,185	(212,262)
Net increase (decrease) in net assets resulting from operations	(4,319)	3,852	3,424	(486,339)	441,194	(498,193)
Policy Transactions:
Premium payments received from Policy owners	3,924	4,348	—	32,191	30,886	31,701
Net transfers (including fixed account)	91	294	(98)	(426,945)	451,589	(516,106)
Policy charges	(250)	(257)	(1,153)	(57,966)	(55,016)	(46,573)
Transfers for Policy benefits and terminations	(19,238)	—	(16,384)	(32,498)	(60,651)	(7,695)
Net increase (decrease) in net assets resulting from Policy transactions	(15,473)	4,385	(17,635)	(485,218)	366,808	(538,673)
Net increase (decrease) in net assets	(19,792)	8,237	(14,211)	(971,557)	808,002	(1,036,866)
Net Assets:
Beginning of year	27,127	18,890	33,101	1,994,025	1,186,023	2,222,889
End of year	$7,335	$27,127	$18,890	$1,022,468	$1,994,025	$1,186,023

The accompanying notes are an integral part of these financial statements.

	BHFTI Harris Oakmark International Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$88,261	$29,216	$124,969
Net realized gains (losses)	192,119	157,126	(13,343)
Change in unrealized gains (losses) on investments	(1,107,010)	212,006	195,415
Net increase (decrease) in net assets resulting from operations	(826,630)	398,348	307,041
Policy Transactions:
Premium payments received from Policy owners	138,862	147,089	164,681
Net transfers (including fixed account)	55,493	(123,111)	176,925
Policy charges	(177,746)	(179,482)	(166,500)
Transfers for Policy benefits and terminations	(169,822)	(284,156)	(246,828)
Net increase (decrease) in net assets resulting from Policy transactions	(153,213)	(439,660)	(71,722)
Net increase (decrease) in net assets	(979,843)	(41,312)	235,319
Net Assets:
Beginning of year	5,232,337	5,273,649	5,038,330
End of year	$4,252,494	$5,232,337	$5,273,649

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(3,312)	$(3,837)	$(1,548)	$(2,056)	$(1,103)	$4,941
Net realized gains (losses)	189,376	375,840	66,726	58,707	76,950	400,565
Change in unrealized gains (losses) on investments	(699,856)	(274,687)	501,294	(308,697)	96,616	(131,068)
Net increase (decrease) in net assets resulting from operations	(513,792)	97,316	566,472	(252,046)	172,463	274,438
Policy Transactions:
Premium payments received from Policy owners	28,832	34,050	30,777	26,407	33,963	40,685
Net transfers (including fixed account)	384,198	(57,936)	(31,339)	(15,930)	(161,165)	(279,694)
Policy charges	(29,420)	(34,352)	(29,611)	(46,801)	(47,210)	(53,665)
Transfers for Policy benefits and terminations	(268,916)	(1,313)	(22,792)	(102,950)	(7,593)	(37,677)
Net increase (decrease) in net assets resulting from Policy transactions	114,694	(59,551)	(52,965)	(139,274)	(182,005)	(330,351)
Net increase (decrease) in net assets	(399,098)	37,765	513,507	(391,320)	(9,542)	(55,913)
Net Assets:
Beginning of year	1,568,724	1,530,959	1,017,452	981,553	991,095	1,047,008
End of year	$1,169,626	$1,568,724	$1,530,959	$590,233	$981,553	$991,095

The accompanying notes are an integral part of these financial statements.

	BHFTI MFS® Research International Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$134,713	$56,168	$154,986
Net realized gains (losses)	520,506	622,557	380,798
Change in unrealized gains (losses) on investments	(2,513,434)	396,856	433,049
Net increase (decrease) in net assets resulting from operations	(1,858,215)	1,075,581	968,833
Policy Transactions:
Premium payments received from Policy owners	356,748	392,464	406,094
Net transfers (including fixed account)	474,533	(397,356)	(397,011)
Policy charges	(395,752)	(389,046)	(408,514)
Transfers for Policy benefits and terminations	(307,830)	(313,146)	(520,622)
Net increase (decrease) in net assets resulting from Policy transactions	127,699	(707,084)	(920,053)
Net increase (decrease) in net assets	(1,730,516)	368,497	48,780
Net Assets:
Beginning of year	9,943,295	9,574,798	9,526,018
End of year	$8,212,779	$9,943,295	$9,574,798

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI Morgan Stanley Discovery Division			BHFTI PIMCO Total Return Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(10,512)	$(24,127)	$(18,689)	$169,157	$113,918	$242,873
Net realized gains (losses)	(4,438,159)	5,170,715	2,701,899	(141,339)	319,575	31,883
Change in unrealized gains (losses) on investments	(148,260)	(6,008,000)	2,226,106	(1,102,683)	(563,090)	272,141
Net increase (decrease) in net assets resulting from operations	(4,596,931)	(861,412)	4,909,316	(1,074,865)	(129,597)	546,897
Policy Transactions:
Premium payments received from Policy owners	67,216	82,732	73,852	254,245	284,194	290,763
Net transfers (including fixed account)	(1,008,821)	(3,001,127)	4,266,121	(228,650)	678,944	1,068,030
Policy charges	(107,989)	(211,472)	(147,173)	(314,651)	(305,200)	(323,131)
Transfers for Policy benefits and terminations	(136,728)	(302,331)	(400,300)	(379,727)	(922,092)	(373,777)
Net increase (decrease) in net assets resulting from Policy transactions	(1,186,322)	(3,432,198)	3,792,500	(668,783)	(264,154)	661,885
Net increase (decrease) in net assets	(5,783,253)	(4,293,610)	8,701,816	(1,743,648)	(393,751)	1,208,782
Net Assets:
Beginning of year	7,751,467	12,045,077	3,343,261	7,443,221	7,836,972	6,628,190
End of year	$1,968,214	$7,751,467	$12,045,077	$5,699,573	$7,443,221	$7,836,972

The accompanying notes are an integral part of these financial statements.

	BHFTI T. Rowe Price Large Cap Value Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$27,515	$71,317	$35,834
Net realized gains (losses)	236,282	130,182	69,690
Change in unrealized gains (losses) on investments	(367,113)	254,027	(87,725)
Net increase (decrease) in net assets resulting from operations	(103,316)	455,526	17,799
Policy Transactions:
Premium payments received from Policy owners	139,796	132,813	137,929
Net transfers (including fixed account)	182,273	9,965	(171,600)
Policy charges	(201,720)	(180,579)	(160,301)
Transfers for Policy benefits and terminations	(36,557)	(162,883)	(112,288)
Net increase (decrease) in net assets resulting from Policy transactions	83,792	(200,684)	(306,260)
Net increase (decrease) in net assets	(19,524)	254,842	(288,461)
Net Assets:
Beginning of year	2,107,919	1,853,077	2,141,538
End of year	$2,088,395	$2,107,919	$1,853,077

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(15,271)	$(19,681)	$(7,158)	$60,076	$47,904	$43,024
Net realized gains (losses)	549,399	469,214	342,823	527,017	761,074	(42,597)
Change in unrealized gains (losses) on investments	(1,512,851)	134,431	484,995	(693,784)	414,588	199,258
Net increase (decrease) in net assets resulting from operations	(978,723)	583,964	820,660	(106,691)	1,223,566	199,685
Policy Transactions:
Premium payments received from Policy owners	102,835	101,492	105,826	117,125	132,617	138,241
Net transfers (including fixed account)	(38,918)	(206,615)	33,670	(121,098)	(316,946)	(318,215)
Policy charges	(150,925)	(139,914)	(139,008)	(162,673)	(165,324)	(164,498)
Transfers for Policy benefits and terminations	(102,433)	(182,055)	(104,670)	(396,116)	(411,549)	(303,172)
Net increase (decrease) in net assets resulting from Policy transactions	(189,441)	(427,092)	(104,182)	(562,762)	(761,202)	(647,644)
Net increase (decrease) in net assets	(1,168,164)	156,872	716,478	(669,453)	462,364	(447,959)
Net Assets:
Beginning of year	4,348,000	4,191,128	3,474,650	4,242,861	3,780,497	4,228,456
End of year	$3,179,836	$4,348,000	$4,191,128	$3,573,408	$4,242,861	$3,780,497

The accompanying notes are an integral part of these financial statements.

	BHFTII Baillie Gifford International Stock Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$18,782	$19,993	$42,985
Net realized gains (losses)	125,688	389,650	190,739
Change in unrealized gains (losses) on investments	(1,000,827)	(436,576)	372,331
Net increase (decrease) in net assets resulting from operations	(856,357)	(26,933)	606,055
Policy Transactions:
Premium payments received from Policy owners	103,360	110,833	119,201
Net transfers (including fixed account)	57,508	199,003	(92,928)
Policy charges	(85,813)	(93,017)	(94,965)
Transfers for Policy benefits and terminations	(230,715)	(236,273)	(86,970)
Net increase (decrease) in net assets resulting from Policy transactions	(155,660)	(19,454)	(155,662)
Net increase (decrease) in net assets	(1,012,017)	(46,387)	450,393
Net Assets:
Beginning of year	3,017,953	3,064,340	2,613,947
End of year	$2,005,936	$3,017,953	$3,064,340

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII BlackRock Bond Income Division			BHFTII BlackRock Capital Appreciation Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$68,046	$66,789	$91,546	$(11,341)	$(17,091)	$(14,421)
Net realized gains (losses)	(31,391)	69,445	16,011	921,814	853,566	2,391,436
Change in unrealized gains (losses) on investments	(495,939)	(167,174)	126,130	(2,756,663)	142,471	196,477
Net increase (decrease) in net assets resulting from operations	(459,284)	(30,940)	233,687	(1,846,190)	978,946	2,573,492
Policy Transactions:
Premium payments received from Policy owners	68,733	68,797	75,811	139,232	142,033	152,737
Net transfers (including fixed account)	347,301	71,407	21,914	137,141	(390,193)	(2,961,002)
Policy charges	(162,912)	(133,042)	(133,588)	(143,918)	(159,443)	(202,937)
Transfers for Policy benefits and terminations	(92,887)	(60,023)	(39,418)	(471,071)	(250,486)	(276,403)
Net increase (decrease) in net assets resulting from Policy transactions	160,235	(52,861)	(75,281)	(338,616)	(658,089)	(3,287,605)
Net increase (decrease) in net assets	(299,049)	(83,801)	158,406	(2,184,806)	320,857	(714,113)
Net Assets:
Beginning of year	3,048,318	3,132,119	2,973,713	5,130,844	4,809,987	5,524,100
End of year	$2,749,269	$3,048,318	$3,132,119	$2,946,038	$5,130,844	$4,809,987

The accompanying notes are an integral part of these financial statements.

	BHFTII BlackRock Ultra-Short Term Bond Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(14,387)	$(4,188)	$57,372
Net realized gains (losses)	149,545	(14,150)	3,340
Change in unrealized gains (losses) on investments	31,092	(9,548)	(61,622)
Net increase (decrease) in net assets resulting from operations	166,250	(27,886)	(910)
Policy Transactions:
Premium payments received from Policy owners	302,645	278,442	314,064
Net transfers (including fixed account)	(293,611)	734,068	199,998
Policy charges	(481,903)	(330,751)	(346,689)
Transfers for Policy benefits and terminations	(454,374)	(119,513)	(306,762)
Net increase (decrease) in net assets resulting from Policy transactions	(927,243)	562,246	(139,389)
Net increase (decrease) in net assets	(760,993)	534,360	(140,299)
Net Assets:
Beginning of year	4,194,785	3,660,425	3,800,724
End of year	$3,433,792	$4,194,785	$3,660,425

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,719	$3,894	$3,438	$9	$11	$10
Net realized gains (losses)	2,981	1,714	2,469	(26)	22	1
Change in unrealized gains (losses) on investments	(22,025)	(815)	4,799	(31)	(7)	20
Net increase (decrease) in net assets resulting from operations	(15,325)	4,793	10,706	(48)	26	31
Policy Transactions:
Premium payments received from Policy owners	1,222	1,222	1,222	278	278	278
Net transfers (including fixed account)	—	—	—	—	1	1
Policy charges	(4,397)	(4,109)	(4,078)	(372)	(295)	(284)
Transfers for Policy benefits and terminations	(3)	(1)	(1)	—	—	—
Net increase (decrease) in net assets resulting from Policy transactions	(3,178)	(2,888)	(2,857)	(94)	(16)	(5)
Net increase (decrease) in net assets	(18,503)	1,905	7,849	(142)	10	26
Net Assets:
Beginning of year	123,199	121,294	113,445	351	341	315
End of year	$104,696	$123,199	$121,294	$209	$351	$341

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse Asset Allocation 60 Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,478	$11,172	$7,674
Net realized gains (losses)	31,920	28,213	21,430
Change in unrealized gains (losses) on investments	(116,529)	10,518	21,374
Net increase (decrease) in net assets resulting from operations	(74,131)	49,903	50,478
Policy Transactions:
Premium payments received from Policy owners	17,768	18,242	17,138
Net transfers (including fixed account)	13,961	—	74,867
Policy charges	(10,851)	(10,426)	(8,607)
Transfers for Policy benefits and terminations	—	(16,167)	—
Net increase (decrease) in net assets resulting from Policy transactions	20,878	(8,351)	83,398
Net increase (decrease) in net assets	(53,253)	41,552	133,876
Net Assets:
Beginning of year	483,456	441,904	308,028
End of year	$430,203	$483,456	$441,904

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse Asset Allocation 80 Division			BHFTII Brighthouse/Artisan Mid Cap Value Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25,036	$24,743	$21,431	$21,577	$21,887	$17,078
Net realized gains (losses)	111,890	96,361	96,778	531,975	163,941	36,325
Change in unrealized gains (losses) on investments	(384,274)	62,036	64,470	(1,035,921)	683,462	161,172
Net increase (decrease) in net assets resulting from operations	(247,348)	183,140	182,679	(482,369)	869,290	214,575
Policy Transactions:
Premium payments received from Policy owners	32,656	31,643	39,304	138,006	134,224	144,871
Net transfers (including fixed account)	—	(43,696)	—	(148,415)	(170,508)	17,551
Policy charges	(25,563)	(25,401)	(27,067)	(156,670)	(142,087)	(132,328)
Transfers for Policy benefits and terminations	(125)	(54)	(15)	(179,636)	(165,506)	(97,967)
Net increase (decrease) in net assets resulting from Policy transactions	6,968	(37,508)	12,222	(346,715)	(343,877)	(67,873)
Net increase (decrease) in net assets	(240,380)	145,632	194,901	(829,084)	525,413	146,702
Net Assets:
Beginning of year	1,395,998	1,250,366	1,055,465	3,923,949	3,398,536	3,251,834
End of year	$1,155,618	$1,395,998	$1,250,366	$3,094,865	$3,923,949	$3,398,536

The accompanying notes are an integral part of these financial statements.

	BHFTII Brighthouse/Wellington Balanced Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$137,592	$169,960	$186,508
Net realized gains (losses)	1,524,892	1,277,351	562,529
Change in unrealized gains (losses) on investments	(3,977,140)	180,762	1,059,339
Net increase (decrease) in net assets resulting from operations	(2,314,656)	1,628,073	1,808,376
Policy Transactions:
Premium payments received from Policy owners	245,982	279,166	283,307
Net transfers (including fixed account)	157,967	91,721	(99,202)
Policy charges	(430,555)	(385,649)	(401,259)
Transfers for Policy benefits and terminations	(530,549)	(409,247)	(301,127)
Net increase (decrease) in net assets resulting from Policy transactions	(557,155)	(424,009)	(518,281)
Net increase (decrease) in net assets	(2,871,811)	1,204,064	1,290,095
Net Assets:
Beginning of year	13,480,213	12,276,149	10,986,054
End of year	$10,608,402	$13,480,213	$12,276,149

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$150,214	$74,119	$77,628	$(20,673)	$(26,966)	$(21,798)
Net realized gains (losses)	1,231,924	619,989	736,384	925,526	702,805	479,354
Change in unrealized gains (losses) on investments	(1,755,687)	872,692	(307,399)	(2,192,139)	(95,693)	553,098
Net increase (decrease) in net assets resulting from operations	(373,549)	1,566,800	506,613	(1,287,286)	580,146	1,010,654
Policy Transactions:
Premium payments received from Policy owners	202,560	215,508	216,389	165,527	186,501	184,803
Net transfers (including fixed account)	(232,280)	(136,425)	(1,563,977)	6,344	(78,745)	(136,323)
Policy charges	(275,024)	(227,368)	(248,111)	(204,647)	(222,935)	(211,074)
Transfers for Policy benefits and terminations	(347,466)	(361,000)	(480,242)	(218,117)	(141,142)	(270,935)
Net increase (decrease) in net assets resulting from Policy transactions	(652,210)	(509,285)	(2,075,941)	(250,893)	(256,321)	(433,529)
Net increase (decrease) in net assets	(1,025,759)	1,057,515	(1,569,328)	(1,538,179)	323,825	577,125
Net Assets:
Beginning of year	7,512,241	6,454,726	8,024,054	4,537,386	4,213,561	3,636,436
End of year	$6,486,482	$7,512,241	$6,454,726	$2,999,207	$4,537,386	$4,213,561

The accompanying notes are an integral part of these financial statements.

	BHFTII Jennison Growth Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(217,504)	$(308,096)	$(167,319)
Net realized gains (losses)	7,373,875	12,150,278	7,694,611
Change in unrealized gains (losses) on investments	(26,045,204)	(4,351,429)	10,062,369
Net increase (decrease) in net assets resulting from operations	(18,888,833)	7,490,753	17,589,661
Policy Transactions:
Premium payments received from Policy owners	1,042,082	1,149,513	1,204,203
Net transfers (including fixed account)	(93,703)	(421,161)	(1,581,715)
Policy charges	(1,590,298)	(1,786,973)	(1,849,179)
Transfers for Policy benefits and terminations	(850,459)	(3,819,903)	(2,063,290)
Net increase (decrease) in net assets resulting from Policy transactions	(1,492,378)	(4,878,524)	(4,289,981)
Net increase (decrease) in net assets	(20,381,211)	2,612,229	13,299,680
Net Assets:
Beginning of year	48,737,234	46,125,005	32,825,325
End of year	$28,356,023	$48,737,234	$46,125,005
The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife Aggregate Bond Index Division			BHFTII MetLife Mid Cap Stock Index Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$204,284	$196,663	$238,748	$26,604	$31,275	$20,883
Net realized gains (losses)	(180,177)	31,173	81,574	268,313	556,789	(352,874)
Change in unrealized gains (losses) on investments	(1,428,776)	(538,301)	344,127	(785,631)	63,136	371,291
Net increase (decrease) in net assets resulting from operations	(1,404,669)	(310,465)	664,449	(490,714)	651,200	39,300
Policy Transactions:
Premium payments received from Policy owners	266,355	294,461	303,695	54,024	55,111	55,531
Net transfers (including fixed account)	(309,443)	(107,915)	1,159,564	(752,896)	1,422,054	38,693
Policy charges	(496,660)	(463,512)	(543,993)	(79,215)	(82,018)	(58,589)
Transfers for Policy benefits and terminations	(464,174)	(554,427)	(344,349)	(256,027)	(182,025)	—
Net increase (decrease) in net assets resulting from Policy transactions	(1,003,922)	(831,393)	574,917	(1,034,114)	1,213,122	35,635
Net increase (decrease) in net assets	(2,408,591)	(1,141,858)	1,239,366	(1,524,828)	1,864,322	74,935
Net Assets:
Beginning of year	10,620,134	11,761,992	10,522,626	4,360,484	2,496,162	2,421,227
End of year	$8,211,543	$10,620,134	$11,761,992	$2,835,656	$4,360,484	$2,496,162

The accompanying notes are an integral part of these financial statements.

	BHFTII MetLife MSCI EAFE® Index Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$135,355	$64,693	$112,254
Net realized gains (losses)	151,450	89,072	84,788
Change in unrealized gains (losses) on investments	(1,010,946)	321,780	149,493
Net increase (decrease) in net assets resulting from operations	(724,141)	475,545	346,535
Policy Transactions:
Premium payments received from Policy owners	173,926	183,042	193,667
Net transfers (including fixed account)	(45,588)	(6,865)	(19,052)
Policy charges	(192,549)	(189,177)	(197,650)
Transfers for Policy benefits and terminations	(291,171)	(200,769)	(258,692)
Net increase (decrease) in net assets resulting from Policy transactions	(355,382)	(213,769)	(281,727)
Net increase (decrease) in net assets	(1,079,523)	261,776	64,808
Net Assets:
Beginning of year	4,954,361	4,692,585	4,627,777
End of year	$3,874,838	$4,954,361	$4,692,585

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$22,175	$24,576	$28,304	$663,724	$855,484	$798,362
Net realized gains (losses)	401,891	993,301	101,355	16,417,626	8,265,618	9,175,324
Change in unrealized gains (losses) on investments	(1,219,137)	(418,918)	443,284	(31,942,445)	11,818,388	878,103
Net increase (decrease) in net assets resulting from operations	(795,071)	598,959	572,943	(14,861,095)	20,939,490	10,851,789
Policy Transactions:
Premium payments received from Policy owners	92,178	86,622	95,746	2,073,574	2,191,909	2,215,369
Net transfers (including fixed account)	437,644	(196,511)	(34,669)	5,201,856	3,356,429	3,374,036
Policy charges	(99,710)	(114,481)	(99,888)	(3,371,422)	(3,251,084)	(3,018,574)
Transfers for Policy benefits and terminations	(319,529)	(194,546)	(145,613)	(3,508,628)	(2,640,564)	(2,363,596)
Net increase (decrease) in net assets resulting from Policy transactions	110,583	(418,916)	(184,424)	395,380	(343,310)	207,235
Net increase (decrease) in net assets	(684,488)	180,043	388,519	(14,465,715)	20,596,180	11,059,024
Net Assets:
Beginning of year	3,967,739	3,787,696	3,399,177	96,243,128	75,646,948	64,587,924
End of year	$3,283,251	$3,967,739	$3,787,696	$81,777,413	$96,243,128	$75,646,948

The accompanying notes are an integral part of these financial statements.

	BHFTII MFS® Total Return Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$25,160	$32,254	$47,211
Net realized gains (losses)	182,867	276,622	150,663
Change in unrealized gains (losses) on investments	(415,020)	(5,210)	8,933
Net increase (decrease) in net assets resulting from operations	(206,993)	303,666	206,807
Policy Transactions:
Premium payments received from Policy owners	66,610	87,153	99,226
Net transfers (including fixed account)	(14,512)	(1,160)	(17,071)
Policy charges	(85,607)	(113,044)	(147,934)
Transfers for Policy benefits and terminations	(21,890)	(688,545)	(343,492)
Net increase (decrease) in net assets resulting from Policy transactions	(55,399)	(715,596)	(409,271)
Net increase (decrease) in net assets	(262,392)	(411,930)	(202,464)
Net Assets:
Beginning of year	2,062,417	2,474,347	2,676,811
End of year	$1,800,025	$2,062,417	$2,474,347

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII MFS® Value Division			BHFTII Neuberger Berman Genesis Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$137,128	$122,353	$150,020	$(21,907)	$(23,504)	$(14,136)
Net realized gains (losses)	1,809,480	395,504	486,197	978,029	759,448	461,247
Change in unrealized gains (losses) on investments	(2,850,990)	2,341,265	(325,735)	(2,261,333)	391,611	879,954
Net increase (decrease) in net assets resulting from operations	(904,382)	2,859,122	310,482	(1,305,211)	1,127,555	1,327,065
Policy Transactions:
Premium payments received from Policy owners	392,448	422,446	442,566	209,226	233,664	232,595
Net transfers (including fixed account)	(70,464)	(569,458)	(17,051)	18,032	(312,261)	(374,246)
Policy charges	(577,575)	(545,704)	(538,962)	(252,726)	(249,864)	(245,472)
Transfers for Policy benefits and terminations	(371,369)	(598,869)	(541,803)	(357,289)	(470,158)	(251,803)
Net increase (decrease) in net assets resulting from Policy transactions	(626,960)	(1,291,585)	(655,250)	(382,757)	(798,619)	(638,926)
Net increase (decrease) in net assets	(1,531,342)	1,567,537	(344,768)	(1,687,968)	328,936	688,139
Net Assets:
Beginning of year	13,613,577	12,046,040	12,390,808	6,737,882	6,408,946	5,720,807
End of year	$12,082,235	$13,613,577	$12,046,040	$5,049,914	$6,737,882	$6,408,946

The accompanying notes are an integral part of these financial statements.

	BHFTII T. Rowe Price Large Cap Growth Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(26,422)	$(39,180)	$(16,771)
Net realized gains (losses)	1,125,538	1,206,469	562,017
Change in unrealized gains (losses) on investments	(4,414,986)	313,877	1,561,715
Net increase (decrease) in net assets resulting from operations	(3,315,870)	1,481,166	2,106,961
Policy Transactions:
Premium payments received from Policy owners	122,017	125,948	121,977
Net transfers (including fixed account)	239,373	(531,508)	580
Policy charges	(295,967)	(305,635)	(290,163)
Transfers for Policy benefits and terminations	(272,576)	(308,486)	(246,520)
Net increase (decrease) in net assets resulting from Policy transactions	(207,153)	(1,019,681)	(414,126)
Net increase (decrease) in net assets	(3,523,023)	461,485	1,692,835
Net Assets:
Beginning of year	8,255,241	7,793,756	6,100,921
End of year	$4,732,218	$8,255,241	$7,793,756

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(35,644)	$(69,181)	$(38,951)	$33,165	$20,898	$13,790
Net realized gains (losses)	1,650,041	1,696,237	1,024,340	127,009	39,669	(1,182,734)
Change in unrealized gains (losses) on investments	(4,435,815)	(287,397)	1,323,896	(34,440)	191,193	1,022,116
Net increase (decrease) in net assets resulting from operations	(2,821,418)	1,339,659	2,309,285	125,734	251,760	(146,828)
Policy Transactions:
Premium payments received from Policy owners	175,548	158,481	205,430	27,360	23,502	28,264
Net transfers (including fixed account)	158,685	(187,774)	(914,258)	(729,886)	681,741	(1,510,287)
Policy charges	(285,266)	(300,860)	(280,024)	(59,126)	(72,501)	(59,386)
Transfers for Policy benefits and terminations	(468,736)	(289,768)	(453,277)	—	(57,500)	(11,707)
Net increase (decrease) in net assets resulting from Policy transactions	(419,769)	(619,921)	(1,442,129)	(761,652)	575,242	(1,553,116)
Net increase (decrease) in net assets	(3,241,187)	719,738	867,156	(635,918)	827,002	(1,699,944)
Net Assets:
Beginning of year	12,757,788	12,038,050	11,170,894	1,567,487	740,485	2,440,429
End of year	$9,516,601	$12,757,788	$12,038,050	$931,569	$1,567,487	$740,485

The accompanying notes are an integral part of these financial statements.

	BHFTII Western Asset Management Strategic Bond Opportunities Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$220,721	$166,442	$300,489
Net realized gains (losses)	(76,309)	99,506	12,575
Change in unrealized gains (losses) on investments	(903,532)	(144,870)	28,164
Net increase (decrease) in net assets resulting from operations	(759,120)	121,078	341,228
Policy Transactions:
Premium payments received from Policy owners	198,374	207,289	211,949
Net transfers (including fixed account)	(29,432)	(737,850)	25,623
Policy charges	(198,468)	(207,946)	(246,940)
Transfers for Policy benefits and terminations	(188,399)	(683,419)	(203,253)
Net increase (decrease) in net assets resulting from Policy transactions	(217,925)	(1,421,926)	(212,621)
Net increase (decrease) in net assets	(977,045)	(1,300,848)	128,607
Net Assets:
Beginning of year	4,476,001	5,776,849	5,648,242
End of year	$3,498,956	$4,476,001	$5,776,849

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	BHFTII Western Asset Management U.S. Government Division			Fidelity® VIP Equity-Income Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,548	$9,165	$9,409	$188,694	$194,109	$151,502
Net realized gains (losses)	(4,229)	(5,012)	3,701	578,932	2,224,034	558,504
Change in unrealized gains (losses) on investments	(18,792)	(11,352)	5,043	(1,650,042)	915,416	25,919
Net increase (decrease) in net assets resulting from operations	(19,473)	(7,199)	18,153	(882,416)	3,333,559	735,925
Policy Transactions:
Premium payments received from Policy owners	12,776	16,250	17,601	475,927	541,622	551,684
Net transfers (including fixed account)	(2,315)	(126,486)	53,422	(61,032)	(156,774)	140,433
Policy charges	(9,338)	(12,606)	(15,945)	(738,782)	(672,735)	(697,816)
Transfers for Policy benefits and terminations	(46,789)	(23,238)	(34,441)	(530,072)	(1,469,967)	(423,333)
Net increase (decrease) in net assets resulting from Policy transactions	(45,666)	(146,080)	20,637	(853,959)	(1,757,854)	(429,032)
Net increase (decrease) in net assets	(65,139)	(153,279)	38,790	(1,736,375)	1,575,705	306,893
Net Assets:
Beginning of year	239,256	392,535	353,745	15,767,440	14,191,735	13,884,842
End of year	$174,117	$239,256	$392,535	$14,031,065	$15,767,440	$14,191,735

The accompanying notes are an integral part of these financial statements.

	Fidelity® VIP Mid Cap Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$100	$997	$3,008
Net realized gains (losses)	240,827	907,049	29,453
Change in unrealized gains (losses) on investments	(817,264)	5,095	544,507
Net increase (decrease) in net assets resulting from operations	(576,337)	913,141	576,968
Policy Transactions:
Premium payments received from Policy owners	102,298	117,537	123,108
Net transfers (including fixed account)	(34,666)	(309,904)	(239,418)
Policy charges	(208,915)	(197,687)	(195,303)
Transfers for Policy benefits and terminations	(156,155)	(473,447)	(352,668)
Net increase (decrease) in net assets resulting from Policy transactions	(297,438)	(863,501)	(664,281)
Net increase (decrease) in net assets	(873,775)	49,640	(87,313)
Net Assets:
Beginning of year	3,878,518	3,828,878	3,916,191
End of year	$3,004,743	$3,878,518	$3,828,878

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,143	$10,013	$14,126	$4,341	$1,929	$9,328
Net realized gains (losses)	(5,709)	22,451	2,804	310,065	267,291	124,118
Change in unrealized gains (losses) on investments	(98,890)	(52,833)	47,668	(905,964)	261,212	143,689
Net increase (decrease) in net assets resulting from operations	(94,456)	(20,369)	64,598	(591,558)	530,432	277,135
Policy Transactions:
Premium payments received from Policy owners	26,685	24,847	40,329	73,519	63,951	66,251
Net transfers (including fixed account)	(23,105)	73,148	60,178	(718,315)	777,192	(170,590)
Policy charges	(32,175)	(30,749)	(34,803)	(98,217)	(100,919)	(74,736)
Transfers for Policy benefits and terminations	—	(305,594)	—	(157,800)	(88,076)	(35,944)
Net increase (decrease) in net assets resulting from Policy transactions	(28,595)	(238,348)	65,704	(900,813)	652,148	(215,019)
Net increase (decrease) in net assets	(123,051)	(258,717)	130,302	(1,492,371)	1,182,580	62,116
Net Assets:
Beginning of year	725,494	984,211	853,909	3,581,517	2,398,937	2,336,821
End of year	$602,443	$725,494	$984,211	$2,089,146	$3,581,517	$2,398,937

The accompanying notes are an integral part of these financial statements.

	Russell International Developed Markets Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(6,086)	$28,213	$8,921
Net realized gains (losses)	16,206	171,532	888
Change in unrealized gains (losses) on investments	(191,706)	(25,755)	60,048
Net increase (decrease) in net assets resulting from operations	(181,586)	173,990	69,857
Policy Transactions:
Premium payments received from Policy owners	24,249	11,625	18,781
Net transfers (including fixed account)	11,935	(21,625)	51,604
Policy charges	(23,589)	(24,877)	(27,834)
Transfers for Policy benefits and terminations	(107,880)	(274,789)	(4,352)
Net increase (decrease) in net assets resulting from Policy transactions	(95,285)	(309,666)	38,199
Net increase (decrease) in net assets	(276,871)	(135,676)	108,056
Net Assets:
Beginning of year	1,305,573	1,441,249	1,333,193
End of year	$1,028,702	$1,305,573	$1,441,249

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Continued)

For the years ended December 31, 2022, 2021 and 2020

	Russell Strategic Bond Division			Russell U.S. Small Cap Equity Division
	2022	2021	2020	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$8,456	$2,067	$8,670	$(6,407)	$(6,092)	$(7,110)
Net realized gains (losses)	(7,971)	11,617	24,058	33,968	538,748	32,514
Change in unrealized gains (losses) on investments	(74,590)	(26,812)	16,975	(379,132)	(76,146)	181,811
Net increase (decrease) in net assets resulting from operations	(74,105)	(13,128)	49,703	(351,571)	456,510	207,215
Policy Transactions:
Premium payments received from Policy owners	113,628	63,020	6,734	26,905	43,379	36,677
Net transfers (including fixed account)	(2,325)	32,312	20,129	9,540	(82,402)	(17,501)
Policy charges	(79,855)	(78,196)	(62,261)	(43,415)	(52,706)	(40,086)
Transfers for Policy benefits and terminations	(735)	(229,809)	(308)	(41,843)	(82,846)	(3,919)
Net increase (decrease) in net assets resulting from Policy transactions	30,713	(212,673)	(35,706)	(48,813)	(174,575)	(24,829)
Net increase (decrease) in net assets	(43,392)	(225,801)	13,997	(400,384)	281,935	182,386
Net Assets:
Beginning of year	482,091	707,892	693,895	2,145,676	1,863,741	1,681,355
End of year	$438,699	$482,091	$707,892	$1,745,292	$2,145,676	$1,863,741

The accompanying notes are an integral part of these financial statements.

	Russell U.S. Strategic Equity Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,102	$869	$(3,606)
Net realized gains (losses)	328,306	656,556	81,186
Change in unrealized gains (losses) on investments	(1,342,086)	221,487	814,453
Net increase (decrease) in net assets resulting from operations	(1,012,678)	878,912	892,033
Policy Transactions:
Premium payments received from Policy owners	94,251	77,386	75,745
Net transfers (including fixed account)	3,717	(50,397)	(47,680)
Policy charges	(141,824)	(141,146)	(143,698)
Transfers for Policy benefits and terminations	(233,931)	(577,530)	(133,664)
Net increase (decrease) in net assets resulting from Policy transactions	(277,787)	(691,687)	(249,297)
Net increase (decrease) in net assets	(1,290,465)	187,225	642,736
Net Assets:
Beginning of year	4,802,397	4,615,172	3,972,436
End of year	$3,511,932	$4,802,397	$4,615,172

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN

OF METROPOLITAN TOWER LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS — (Concluded)

For the years ended December 31, 2022, 2021 and 2020

	VanEck VIP Emerging Markets Division
	2022	2021	2020
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(2,641)	$48,034	$34,126
Net realized gains (losses)	(1,726,292)	535,448	71,581
Change in unrealized gains (losses) on investments	(9,027)	(1,255,504)	100,701
Net increase (decrease) in net assets resulting from operations	(1,737,960)	(672,022)	206,408
Policy Transactions:
Premium payments received from Policy owners	81,209	89,808	86,076
Net transfers (including fixed account)	468,862	5,157,766	(1,107,652)
Policy charges	(138,987)	(172,899)	(121,893)
Transfers for Policy benefits and terminations	(108,915)	(185,804)	(81,323)
Net increase (decrease) in net assets resulting from Policy transactions	302,169	4,888,871	(1,224,792)
Net increase (decrease) in net assets	(1,435,791)	4,216,849	(1,018,384)
Net Assets:
Beginning of year	6,864,422	2,647,573	3,665,957
End of year	$5,428,631	$6,864,422	$2,647,573

The accompanying notes are an integral part of these financial statements.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS

1.  ORGANIZATION

General American Separate Account Eleven (the "Separate Account"), a separate account of Metropolitan Tower Life Insurance Company (the "Company"), was established by the Board of Directors of General American Life Insurance Company ("GALIC") on January 30, 1985 to support operations of GALIC with respect to certain variable life insurance policies (the "Policies"). Effective after the close of the New York Stock Exchange on April 27, 2018, GALIC merged with and into the Company while concurrently changing the state of domicile to Nebraska (the "Merger"). Upon the Merger, the Separate Account became a separate account of the Company. The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission, as well as the Nebraska Department of Insurance.

The Separate Account is divided into Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Division invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series® ("American Funds")
Brighthouse Funds Trust I ("BHFTI")
Brighthouse Funds Trust II ("BHFTII")
Fidelity® Variable Insurance Products ("Fidelity VIP")
JPMorgan Insurance Trust ("JP Morgan")
Russell Investment Funds ("Russell")
VanEck VIP Trust ("VanEck VIP")

The assets of each of the Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies cannot be used for liabilities arising out of any other business conducted by the Company.

2.  LIST OF DIVISIONS

Premium payments, less any applicable charges, applied to the Separate Account are invested in one or more Divisions in accordance with the selection made by the Policy owner. The following Divisions had net assets as of December 31, 2022:

American Funds® Global Small Capitalization Division

American Funds® Growth Division

American Funds® Growth-Income Division

BHFTI Brighthouse Asset Allocation 100 Division

BHFTI CBRE Global Real Estate Division

BHFTI Harris Oakmark International Division

BHFTI Invesco Small Cap Growth Division

BHFTI Loomis Sayles Growth Division

BHFTI MFS® Research International Division

BHFTI Morgan Stanley Discovery Division

BHFTI PIMCO Total Return Division

BHFTI T. Rowe Price Large Cap Value Division

BHFTI T. Rowe Price Mid Cap Growth Division

BHFTI Victory Sycamore Mid Cap Value Division

BHFTII Baillie Gifford International Stock Division

BHFTII BlackRock Bond Income Division

BHFTII BlackRock Capital Appreciation Division

BHFTII BlackRock Ultra-Short Term Bond Division

BHFTII Brighthouse Asset Allocation 20 Division

BHFTII Brighthouse Asset Allocation 40 Division

BHFTII Brighthouse Asset Allocation 60 Division

BHFTII Brighthouse Asset Allocation 80 Division

BHFTII Brighthouse/Artisan Mid Cap Value Division

BHFTII Brighthouse/Wellington Balanced Division (a)

BHFTII Brighthouse/Wellington Core Equity Opportunities Division

BHFTII Frontier Mid Cap Growth Division

BHFTII Jennison Growth Division

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

2.  LIST OF DIVISIONS — (Concluded)

BHFTII MetLife Aggregate Bond Index Division

BHFTII MetLife Mid Cap Stock Index Division

BHFTII MetLife MSCI EAFE® Index Division

BHFTII MetLife Russell 2000® Index Division

BHFTII MetLife Stock Index Division

BHFTII MFS® Total Return Division

BHFTII MFS® Value Division

BHFTII Neuberger Berman Genesis Division

BHFTII T. Rowe Price Large Cap Growth Division

BHFTII T. Rowe Price Small Cap Growth Division

BHFTII Van Eck Global Natural Resources Division

BHFTII Western Asset Management Strategic Bond Opportunities Division

BHFTII Western Asset Management U.S. Government Division

Fidelity® VIP Equity-Income Division

Fidelity® VIP Mid Cap Division

JPMorgan Insurance Trust Core Bond Division

JPMorgan Insurance Trust Small Cap Core Division

Russell International Developed Markets Division

Russell Strategic Bond Division

Russell U.S. Small Cap Equity Division

Russell U.S. Strategic Equity Division

VanEck VIP Emerging Markets Division

(a) This Division invests in two or more share classes within the underlying fund or portfolio of the Trust.

3.  SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable life separate accounts registered as unit investment trusts, which follow the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946, Investment Companies.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Security Valuation

A Division's investment in shares of a fund or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV"). All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Divisions. The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Each Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their daily NAV as reported by the Trusts at the close of each business day.

ASC Topic 820, Fair Value Measurement ("ASC 820") provides that the Separate Account is not required to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Additionally, ASC 820 does not require certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The Separate Account's investments in shares of a fund or portfolio of the Trusts are using NAV as a practical expedient, therefore investments are not categorized within the ASC 820 fair value hierarchy.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

3.  SIGNIFICANT ACCOUNTING POLICIES — (Concluded)

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies.

Premium Payments

The Company deducts a sales charge for certain Policies and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, the Company also deducts a federal income tax charge before amounts are allocated to the Separate Account. This federal income tax charge is imposed in connection with certain Policies to recover a portion of the federal income tax adjustment attributable to Policy acquisition expenses. Net premiums are reported as premium payments received from Policy owners on the statements of changes in net assets of the applicable Divisions and are credited as units.

Net Transfers

Assets transferred by the Policy owner into or out of Divisions within the Separate Account or into or out of the fixed account, which is part of the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Divisions.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

COVID

The COVID-19 pandemic has caused volatility within the global economy and financial markets. This pandemic may last for an extended period of time and may continue to impact the economy for the foreseeable future. These events may negatively affect the Separate Account's operations or financial results.

4.  EXPENSES & POLICY CHARGES

The following annual Separate Account charge paid to the Company is an asset-based charge assessed through a daily reduction in unit values, which is recorded as an expense in the accompanying statements of operations of the applicable Divisions:

Mortality and Expense Risk — The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

The table below represents the range of effective annual rates for the charge for the year ended December 31, 2022:

Mortality and Expense Risk	0.00	% - 0.90%

The above referenced charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

4.  EXPENSES & POLICY CHARGES — (Concluded)

Separate Account charges referred to in this disclosure are for current charges of the Policies and can vary among products within the Separate Account. For some Policies, a Mortality and Expense Risk charge ranging from 0.15% to 0.75% is assessed on a monthly basis through the redemption of units. Other Policy charges that are assessed through the redemption of units generally include: cost of insurance ("COI") charges, administrative charges, a Policy fee, and charges for benefits provided by rider, if any. The COI charge is the primary charge under the Policy for the death benefit provided by the Company. Policy administrative charges range from $.03 to $.38 for every $1,000 of the Policy face amount and are assessed per month for the first 10 Policy years.

Policy fees range from $4 to $25 and are assessed monthly depending on the Policy and the Policy year. In addition, a surrender charge is imposed if the Policy is partially or fully surrendered within the specified surrender charge period that ranges from 0% to 45% of the Policy's target premium. Most Policies offer optional benefits that can be added to the Policy by rider. The charge for riders that provide life insurance benefits can range from $.04 to $83.33 per $1,000 of coverage and the charge for riders providing benefits in the event of disability can range from $2.40 to $61.44 per $100 of the benefit provided. These charges are paid to the Company and are recorded as Policy charges in the accompanying statements of changes in net assets of the applicable Divisions for the years ended December 31, 2022, 2021 and 2020.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2022	2022	2022	2021	2020	2022	2021	2020
American Funds® Global Small Capitalization Division	187,233	3,900,038	1,257,016	245,212	397,170	388,551	507,963	1,072,874
American Funds® Growth Division	234,997	17,724,428	3,560,532	4,514,527	1,210,364	2,209,664	4,526,118	3,574,794
American Funds® Growth-Income Division	240,398	10,752,768	1,655,982	1,207,805	1,107,659	2,019,913	2,108,132	1,063,708
BHFTI Brighthouse Asset Allocation 100 Division	713	8,260	9,523	6,856	3,758	24,393	300	17,635
BHFTI CBRE Global Real Estate Division	106,516	1,268,675	294,800	895,198	413,275	553,605	477,527	881,219
BHFTI Harris Oakmark International Division	378,675	5,018,273	548,691	1,186,252	733,432	379,596	1,596,725	568,237
BHFTI Invesco Small Cap Growth Division	160,231	1,717,095	702,967	665,722	114,365	320,296	412,516	104,877
BHFTI Loomis Sayles Growth Division	54,709	682,831	156,069	96,617	437,163	233,753	249,157	417,608
BHFTI MFS® Research International Division	739,892	8,594,942	2,576,358	967,729	1,414,046	1,711,566	1,261,274	1,894,020
BHFTI Morgan Stanley Discovery Division	485,998	5,478,244	4,547,904	6,927,745	12,697,660	3,988,299	6,021,895	8,335,971
BHFTI PIMCO Total Return Division	591,247	6,967,474	364,268	1,284,976	1,691,340	863,872	1,119,633	786,578
BHFTI T. Rowe Price Large Cap Value Division	72,591	2,241,875	613,930	2,229,087	325,637	264,616	2,353,970	467,688
BHFTI T. Rowe Price Mid Cap Growth Division	382,197	3,987,715	666,315	539,451	655,979	286,887	612,433	414,904
BHFTI Victory Sycamore Mid Cap Value Division	177,079	3,482,132	1,570,326	2,944,354	1,365,503	1,612,128	3,522,033	1,765,448
BHFTII Baillie Gifford International Stock Division	224,387	2,593,882	475,562	663,629	717,128	413,794	352,724	677,211
BHFTII BlackRock Bond Income Division	30,555	3,257,496	488,559	510,329	493,561	256,889	437,065	477,274
BHFTII BlackRock Capital Appreciation Division	119,324	4,502,808	1,154,857	765,866	14,202,087	563,962	769,053	17,020,021
BHFTII BlackRock Ultra-Short Term Bond Division	33,911	3,413,827	75,045,899	12,500,038	22,854,158	75,987,486	11,942,015	22,936,149
BHFTII Brighthouse Asset Allocation 20 Division	11,174	121,173	8,675	6,637	7,123	4,721	4,109	4,078
BHFTII Brighthouse Asset Allocation 40 Division	22	233	304	302	304	371	295	284
BHFTII Brighthouse Asset Allocation 60 Division	43,854	504,696	73,105	67,761	122,033	8,832	40,037	9,322
BHFTII Brighthouse Asset Allocation 80 Division	108,918	1,306,755	166,610	134,262	146,525	22,038	62,084	16,352
BHFTII Brighthouse/Artisan Mid Cap Value Division	14,582	3,234,968	615,859	219,997	290,946	456,388	462,942	281,580
BHFTII Brighthouse/Wellington Balanced Division	675,722	12,010,658	2,043,155	1,781,354	982,181	939,305	925,645	832,730
BHFTII Brighthouse/Wellington Core Equity Opportunities Division	215,571	6,724,876	12,900,486	1,565,146	2,466,645	11,292,670	1,643,129	3,799,926
BHFTII Frontier Mid Cap Growth Division	140,943	3,969,487	1,117,466	693,531	469,266	392,755	389,847	540,262
BHFTII Jennison Growth Division	3,032,735	44,420,822	9,593,871	13,583,396	16,261,297	3,138,281	8,729,722	16,551,756

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

5.  STATEMENTS OF INVESTMENTS — (Concluded)

	As of December 31		For the year ended December 31
	Shares	Cost ($)	Cost of Purchases ($)			Proceeds from Sales ($)
	2022	2022	2022	2021	2020	2022	2021	2020
BHFTII MetLife Aggregate Bond Index Division	881,074	9,593,758	1,034,613	1,051,328	2,530,253	1,834,195	1,686,086	1,716,588
BHFTII MetLife Mid Cap Stock Index Division	180,274	3,064,746	3,332,992	3,735,832	2,636,901	3,840,030	2,310,712	2,447,337
BHFTII MetLife MSCI EAFE® Index Division	300,380	3,714,310	416,190	237,354	449,310	527,709	386,458	597,021
BHFTII MetLife Russell 2000® Index Division	213,203	3,801,162	2,323,220	2,997,465	1,758,533	1,627,027	3,188,924	1,742,559
BHFTII MetLife Stock Index Division	1,565,718	78,391,748	75,844,423	15,150,678	25,320,781	67,506,036	9,426,208	20,476,050
BHFTII MFS® Total Return Division	12,178	1,844,779	248,626	238,508	228,340	99,803	785,563	489,104
BHFTII MFS® Value Division	810,346	12,297,525	3,216,688	977,324	2,439,812	1,939,590	2,012,122	2,251,440
BHFTII Neuberger Berman Genesis Division	288,406	5,095,511	1,110,472	624,081	2,182,579	589,359	1,009,020	2,448,866
BHFTII T. Rowe Price Large Cap Growth Division	335,626	7,078,430	1,470,459	1,065,128	938,523	519,631	1,226,030	863,370
BHFTII T. Rowe Price Small Cap Growth Division	567,480	11,636,053	3,630,000	2,448,245	3,475,234	2,241,646	1,819,829	3,902,227
BHFTII VanEck Global Natural Resources Division	73,299	886,606	1,382,376	2,290,266	203,528	2,110,870	1,694,157	1,742,801
BHFTII Western Asset Management Strategic Bond Opportunities Division	326,099	4,219,854	541,030	862,767	1,392,206	538,203	2,118,294	1,304,300
BHFTII Western Asset Management U.S. Government Division	16,923	200,645	17,371	51,091	406,764	59,512	188,018	376,697
Fidelity® VIP Equity-Income Division	595,547	13,358,004	1,006,742	2,845,058	1,335,193	1,197,690	2,722,027	1,026,853
Fidelity® VIP Mid Cap Division	91,835	2,999,996	279,908	707,884	193,321	368,793	986,859	854,622
JPMorgan Insurance Trust Core Bond Division	62,306	689,241	82,048	113,550	140,842	97,111	331,914	61,054
JPMorgan Insurance Trust Small Cap Core Division	116,328	2,340,257	3,601,637	1,847,404	229,278	3,837,023	1,124,638	314,451
Russell International Developed Markets Division	97,606	1,039,796	44,618	152,116	83,428	124,801	336,612	36,302
Russell Strategic Bond Division	50,205	515,297	109,306	62,922	90,717	69,846	266,595	95,921
Russell U.S. Small Cap Equity Division	138,963	1,890,373	55,583	522,951	83,306	72,714	225,543	78,659
Russell U.S. Strategic Equity Division	224,838	3,479,677	375,610	472,880	88,266	360,497	766,115	305,864
VanEck VIP Emerging Markets Division	623,986	5,982,107	6,065,048	11,402,732	796,738	5,409,430	6,317,422	1,919,135

This page is intentionally left blank.

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS
For the years ended December 31, 2022, 2021 and 2020:

	American Funds® Global Small Capitalization Division			American Funds® Growth Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	71,149	77,042	98,021	304,595	346,233	397,364
Units issued and transferred from other funding options	18,555	16,843	29,429	57,781	80,273	82,440
Units redeemed and transferred to other funding options	(22,333)	(22,736)	(50,408)	(77,963)	(121,911)	(133,571)
Units end of year	67,371	71,149	77,042	284,413	304,595	346,233
	BHFTI CBRE Global Real Estate Division			BHFTI Harris Oakmark International Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	5,709	4,658	8,072	127,972	139,887	140,685
Units issued and transferred from other funding options	8,271	16,690	11,474	31,432	72,259	47,607
Units redeemed and transferred to other funding options	(10,028)	(15,639)	(14,888)	(35,968)	(84,174)	(48,405)
Units end of year	3,952	5,709	4,658	123,436	127,972	139,887
	BHFTI MFS® Research International Division			BHFTI Morgan Stanley Discovery Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	343,421	370,569	412,370	245,542	339,280	245,245
Units issued and transferred from other funding options	406,132	351,166	584,329	301,456	570,468	899,662
Units redeemed and transferred to other funding options	(403,748)	(378,314)	(626,130)	(378,075)	(664,206)	(805,627)
Units end of year	345,805	343,421	370,569	168,923	245,542	339,280
	BHFTI T. Rowe Price Mid Cap Growth Division			BHFTI Victory Sycamore Mid Cap Value Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	56,367	62,267	63,803	69,868	81,785	96,549
Units issued and transferred from other funding options	10,584	10,301	12,227	48,982	91,511	119,594
Units redeemed and transferred to other funding options	(13,929)	(16,201)	(13,763)	(59,039)	(103,428)	(134,358)
Units end of year	53,022	56,367	62,267	59,811	69,868	81,785

	American Funds® Growth-Income Division			BHFTI Brighthouse Asset Allocation 100 Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	302,415	326,891	338,013	68	56	117
Units issued and transferred from other funding options	58,983	74,598	76,101	25	13	—
Units redeemed and transferred to other funding options	(96,875)	(99,074)	(87,223)	(70)	(1)	(61)
Units end of year	264,523	302,415	326,891	23	68	56
	BHFTI Invesco Small Cap Growth Division			BHFTI Loomis Sayles Growth Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	20,790	21,791	22,829	23,669	28,623	40,619
Units issued and transferred from other funding options	43,435	15,742	2,229	6,383	8,540	11,917
Units redeemed and transferred to other funding options	(39,157)	(16,743)	(3,267)	(10,532)	(13,494)	(23,913)
Units end of year	25,068	20,790	21,791	19,520	23,669	28,623
	BHFTI PIMCO Total Return Division			BHFTI T. Rowe Price Large Cap Value Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	317,341	328,790	298,911	45,131	49,950	59,874
Units issued and transferred from other funding options	68,516	70,050	119,754	19,755	84,513	20,280
Units redeemed and transferred to other funding options	(101,054)	(81,499)	(89,875)	(17,490)	(89,332)	(30,204)
Units end of year	284,803	317,341	328,790	47,396	45,131	49,950
	BHFTII Baillie Gifford International Stock Division			BHFTII BlackRock Bond Income Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	112,380	113,464	122,372	142,162	144,943	148,789
Units issued and transferred from other funding options	36,786	46,071	92,579	60,189	28,774	31,747
Units redeemed and transferred to other funding options	(44,415)	(47,155)	(101,487)	(53,313)	(31,555)	(35,593)
Units end of year	104,751	112,380	113,464	149,038	142,162	144,943

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022, 2021 and 2020:

	BHFTII BlackRock Capital Appreciation Division			BHFTII BlackRock Ultra-Short Term Bond Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	101,813	116,700	189,920	288,997	261,670	272,347
Units issued and transferred from other funding options	32,910	35,647	1,094,358	5,626,437	1,348,615	1,601,609
Units redeemed and transferred to other funding options	(40,395)	(50,534)	(1,167,578)	(5,674,816)	(1,321,288)	(1,612,286)
Units end of year	94,328	101,813	116,700	240,618	288,997	261,670
	BHFTII Brighthouse Asset Allocation 60 Division			BHFTII Brighthouse Asset Allocation 80 Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	1,507	1,532	1,218	3,795	3,904	3,856
Units issued and transferred from other funding options	121	113	360	116	91	150
Units redeemed and transferred to other funding options	(47)	(138)	(46)	(94)	(200)	(102)
Units end of year	1,581	1,507	1,532	3,817	3,795	3,904
	BHFTII Brighthouse/Wellington Core Equity Opportunities Division			BHFTII Frontier Mid Cap Growth Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	141,850	151,626	206,850	71,327	76,125	86,331
Units issued and transferred from other funding options	304,393	55,900	258,866	9,945	17,844	16,724
Units redeemed and transferred to other funding options	(317,299)	(65,676)	(314,090)	(15,765)	(22,642)	(26,930)
Units end of year	128,944	141,850	151,626	65,507	71,327	76,125
	BHFTII MetLife Mid Cap Stock Index Division			BHFTII MetLife MSCI EAFE® Index Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	58,647	43,569	47,550	153,922	160,940	171,472
Units issued and transferred from other funding options	88,136	110,630	152,238	38,995	38,385	57,631
Units redeemed and transferred to other funding options	(101,301)	(95,552)	(156,219)	(52,172)	(45,403)	(68,163)
Units end of year	45,482	58,647	43,569	140,745	153,922	160,940

	BHFTII Brighthouse Asset Allocation 20 Division			BHFTII Brighthouse Asset Allocation 40 Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	526	538	552	1	1	1
Units issued and transferred from other funding options	7	6	6	2	1	1
Units redeemed and transferred to other funding options	(22)	(18)	(20)	(2)	(1)	(1)
Units end of year	511	526	538	1	1	1
	BHFTII Brighthouse/Artisan Mid Cap Value Division			BHFTII Brighthouse/Wellington Balanced Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	95,296	104,704	106,306	218,212	225,068	235,455
Units issued and transferred from other funding options	26,250	22,797	31,689	28,475	59,480	28,974
Units redeemed and transferred to other funding options	(35,771)	(32,205)	(33,291)	(37,439)	(66,336)	(39,361)
Units end of year	85,775	95,296	104,704	209,248	218,212	225,068
	BHFTII Jennison Growth Division			BHFTII MetLife Aggregate Bond Index Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	93,086	102,780	114,352	365,650	390,319	370,849
Units issued and transferred from other funding options	54,199	77,498	124,163	237,296	260,260	474,705
Units redeemed and transferred to other funding options	(58,239)	(87,192)	(135,735)	(276,370)	(284,929)	(455,235)
Units end of year	89,046	93,086	102,780	326,576	365,650	390,319
	BHFTII MetLife Russell 2000® Index Division			BHFTII MetLife Stock Index Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	76,293	83,390	89,607	1,295,105	1,283,436	1,250,848
Units issued and transferred from other funding options	71,374	88,600	150,999	1,991,246	1,807,641	1,667,931
Units redeemed and transferred to other funding options	(67,994)	(95,697)	(157,216)	(1,892,150)	(1,795,972)	(1,635,343)
Units end of year	79,673	76,293	83,390	1,394,201	1,295,105	1,283,436

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Continued)
For the years ended December 31, 2022, 2021 and 2020:

	BHFTII MFS® Total Return Division			BHFTII MFS® Value Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	47,225	65,926	77,921	360,157	398,590	423,946
Units issued and transferred from other funding options	10,363	18,533	6,819	550,344	559,847	904,772
Units redeemed and transferred to other funding options	(11,961)	(37,234)	(18,814)	(568,210)	(598,280)	(930,128)
Units end of year	45,627	47,225	65,926	342,291	360,157	398,590
	BHFTII T. Rowe Price Small Cap Growth Division			BHFTII VanEck Global Natural Resources Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	226,542	237,348	272,450	37,278	19,734	90,111
Units issued and transferred from other funding options	512,415	501,021	844,934	192,893	302,545	55,744
Units redeemed and transferred to other funding options	(520,838)	(511,827)	(880,036)	(208,572)	(285,001)	(126,121)
Units end of year	218,119	226,542	237,348	21,599	37,278	19,734
	Fidelity® VIP Equity-Income Division			Fidelity® VIP Mid Cap Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	249,224	271,721	279,926	47,418	58,834	70,968
Units issued and transferred from other funding options	33,617	80,065	59,902	12,273	16,694	15,213
Units redeemed and transferred to other funding options	(47,671)	(102,562)	(68,107)	(16,738)	(28,110)	(27,347)
Units end of year	235,170	249,224	271,721	42,953	47,418	58,834
	Russell International Developed Markets Division			Russell Strategic Bond Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	45,628	56,036	54,270	16,974	24,676	26,003
Units issued and transferred from other funding options	1,724	1,149	4,628	4,489	3,497	2,348
Units redeemed and transferred to other funding options	(5,555)	(11,557)	(2,862)	(3,359)	(11,199)	(3,675)
Units end of year	41,797	45,628	56,036	18,104	16,974	24,676

	BHFTII Neuberger Berman Genesis Division			BHFTII T. Rowe Price Large Cap Growth Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	105,199	117,705	130,387	126,930	144,097	154,036
Units issued and transferred from other funding options	18,804	21,436	115,278	33,908	42,222	25,164
Units redeemed and transferred to other funding options	(26,119)	(33,942)	(127,960)	(38,580)	(59,389)	(35,103)
Units end of year	97,884	105,199	117,705	122,258	126,930	144,097
	BHFTII Western Asset Management Strategic Bond Opportunities Division			BHFTII Western Asset Management U.S. Government Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	9,178	12,184	12,719	919	1,504	1,420
Units issued and transferred from other funding options	2,595	3,486	8,319	308	743	4,068
Units redeemed and transferred to other funding options	(3,150)	(6,492)	(8,854)	(494)	(1,328)	(3,984)
Units end of year	8,623	9,178	12,184	733	919	1,504
	JPMorgan Insurance Trust Core Bond Division			JPMorgan Insurance Trust Small Cap Core Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	39,054	51,890	48,632	51,775	42,456	46,950
Units issued and transferred from other funding options	18,125	16,598	24,288	123,595	135,338	14,748
Units redeemed and transferred to other funding options	(20,024)	(29,434)	(21,030)	(137,531)	(126,019)	(19,242)
Units end of year	37,155	39,054	51,890	37,839	51,775	42,456
	Russell U.S. Small Cap Equity Division			Russell U.S. Strategic Equity Division
	2022	2021	2020	2022	2021	2020
Units beginning of year	38,137	41,985	42,510	81,164	95,178	100,830
Units issued and transferred from other funding options	1,003	2,783	2,402	2,337	3,062	2,537
Units redeemed and transferred to other funding options	(2,102)	(6,631)	(2,927)	(8,852)	(17,076)	(8,189)
Units end of year	37,038	38,137	41,985	74,649	81,164	95,178

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

6.  SCHEDULES OF UNITS — (Concluded)
For the years ended December 31, 2022, 2021 and 2020:

	VanEck VIP Emerging Markets Division
	2022	2021	2020
Units beginning of year	110,847	33,575	57,806
Units issued and transferred from other funding options	308,034	459,915	89,381
Units redeemed and transferred to other funding options	(302,979)	(382,643)	(113,612)
Units end of year	115,902	110,847	33,575

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS

The Company sells a number of variable life products which have unique combinations of features and fees, some of which directly affect the unit values of the Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Policies, net assets, net investment income ratios, expense ratios, excluding expenses for the underlying fund or portfolio, and total return ratios for the five years ended December 31, 2022:

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
American Funds® Global	2022	67,371	38.15 - 46.53	2,864,596	—	0.00 - 0.90	(30.18) - (29.55)
Small Capitalization Division	2021	71,149	54.64 - 66.05	4,316,156	—	0.00 - 0.90	5.79 - 6.74
	2020	77,042	51.65 - 61.88	4,380,715	0.16	0.00 - 0.90	28.56 - 29.72
	2019	98,021	40.17 - 47.70	4,328,872	0.15	0.00 - 0.90	30.34 - 31.52
	2018	110,053	30.82 - 36.27	3,709,089	0.08	0.00 - 0.90	(11.35) - (10.55)
American Funds® Growth	2022	284,413	55.99 - 67.60	17,718,739	0.32	0.00 - 0.90	(30.56) - (29.94)
Division	2021	304,595	80.63 - 96.48	27,225,258	0.21	0.00 - 0.90	20.90 - 21.99
	2020	346,233	66.69 - 79.09	25,413,462	0.32	0.00 - 0.90	50.72 - 52.08
	2019	397,364	44.25 - 52.01	19,186,601	0.74	0.00 - 0.90	29.61 - 30.77
	2018	434,235	34.14 - 39.77	16,061,577	0.42	0.00 - 0.90	(1.14) - (0.25)
American Funds®	2022	264,523	40.14 - 48.32	11,890,029	1.25	0.00 - 0.90	(17.24) - (16.49)
Growth-Income Division	2021	302,415	48.50 - 57.86	16,326,619	1.12	0.00 - 0.90	22.99 - 24.10
	2020	326,891	39.44 - 46.62	14,238,883	1.38	0.00 - 0.90	12.53 - 13.55
	2019	338,013	35.05 - 41.06	12,981,954	1.68	0.00 - 0.90	25.01 - 26.14
	2018	355,225	28.03 - 32.16	10,825,215	1.40	0.00 - 0.90	(2.67) - (1.79)
BHFTI Brighthouse Asset	2022	23	320.79	7,335	0.67	0.00	(19.89)
Allocation 100 Division	2021	68	400.42	27,127	1.34	0.00	18.34
	2020	56	338.37	18,890	1.69	0.00	19.23
	2019	117	283.79	33,101	2.01	0.00	27.79
	2018	172	222.07	38,175	1.33	0.00	(9.80)
BHFTI CBRE Global Real	2022	3,952	233.00 - 275.45	1,022,468	5.18	0.00 - 0.90	(25.39) - (24.71)
Estate Division	2021	5,709	312.27 - 365.88	1,994,025	3.39	0.00 - 0.90	33.50 - 34.70
	2020	4,658	233.91 - 271.62	1,186,023	3.99	0.00 - 0.90	(5.63) - (4.78)
	2019	8,072	247.86 - 285.25	2,222,889	3.21	0.00 - 0.90	23.98 - 25.10
	2018	7,250	199.92 - 228.02	1,591,428	6.69	0.00 - 0.90	(9.18) - (8.36)
BHFTI Harris Oakmark	2022	123,436	31.20 - 37.55	4,252,494	2.42	0.00 - 0.90	(16.53) - (15.78)
International Division	2021	127,972	37.38 - 44.59	5,232,337	0.93	0.00 - 0.90	7.69 - 8.66
	2020	139,887	34.71 - 41.03	5,273,649	3.34	0.00 - 0.90	4.42 - 5.37
	2019	140,685	33.24 - 38.95	5,038,330	2.44	0.00 - 0.90	23.72 - 24.83
	2018	150,518	26.87 - 31.20	4,327,944	2.03	0.00 - 0.90	(24.42) - (23.73)
BHFTI Invesco Small Cap	2022	25,068	41.65 - 51.64	1,169,626	—	0.00 - 0.90	(35.62) - (35.04)
Growth Division	2021	20,790	64.69 - 79.49	1,568,724	—	0.00 - 0.90	6.17 - 7.12
	2020	21,791	60.94 - 74.21	1,530,959	0.09	0.00 - 0.90	55.84 - 57.24
	2019	22,829	39.10 - 47.19	1,017,452	—	0.00 - 0.90	23.53 - 24.64
	2018	28,647	31.66 - 37.86	1,017,482	—	0.00 - 0.90	(9.59) - (8.77)

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTI Loomis Sayles Growth	2022	19,520	24.17 - 41.46	590,233	—	0.00 - 0.90	(28.51) - (27.86)
Division	2021	23,669	33.81 - 57.48	981,553	0.20	0.00 - 0.90	17.60 - 18.66
	2020	28,623	28.75 - 48.44	991,095	0.84	0.00 - 0.90	31.36 - 32.54
	2019	40,619	21.89 - 36.55	1,047,008	1.02	0.00 - 0.90	22.73 - 23.83
	2018	48,560	17.83 - 29.51	987,079	0.78	0.00 - 0.90	(7.65) - (6.81)
BHFTI MFS® Research	2022	345,805	21.03 - 28.76	8,212,779	2.16	0.00 - 0.90	(18.04) - (17.30)
International Division	2021	343,421	25.66 - 34.77	9,943,295	1.15	0.00 - 0.90	10.98 - 11.98
	2020	370,569	23.12 - 31.05	9,574,798	2.39	0.00 - 0.90	12.26 - 13.27
	2019	412,370	20.59 - 27.42	9,526,018	1.60	0.00 - 0.90	27.54 - 28.69
	2018	440,649	16.15 - 21.30	7,932,998	2.13	0.00 - 0.90	(14.58) - (13.81)
BHFTI Morgan Stanley	2022	168,923	10.06 - 30.21	1,968,214	—	0.00 - 0.90	(62.80) - (62.47)
Discovery Division	2021	245,542	27.04 - 80.50	7,751,467	—	0.00 - 0.90	(11.34) - (10.54)
	2020	339,280	30.49 - 89.98	12,045,077	—	0.00 - 0.90	151.50 - 153.77
	2019	245,245	12.12 - 35.46	3,343,261	—	0.00 - 0.90	39.22 - 40.47
	2018	274,639	8.71 - 25.24	2,667,731	—	0.00 - 0.90	9.42 - 10.41
BHFTI PIMCO Total Return	2022	284,803	18.46 - 22.22	5,699,573	3.15	0.00 - 0.90	(15.10) - (14.34)
Division	2021	317,341	21.75 - 25.94	7,443,221	1.99	0.00 - 0.90	(2.01) - (1.13)
	2020	328,790	22.19 - 26.24	7,836,972	3.88	0.00 - 0.90	7.85 - 8.82
	2019	298,911	20.58 - 24.11	6,628,190	3.04	0.00 - 0.90	7.72 - 8.69
	2018	324,997	19.11 - 22.19	6,653,759	1.61	0.00 - 0.90	(0.87) - 0.03
BHFTI T. Rowe Price Large	2022	47,396	32.50 - 46.69	2,088,395	1.80	0.00 - 0.90	(5.74) - (4.89)
Cap Value Division	2021	45,131	34.48 - 49.27	2,107,919	3.58	0.00 - 0.90	25.17 - 26.30
	2020	49,950	27.55 - 39.15	1,853,077	2.60	0.00 - 0.90	2.23 - 3.15
	2019	59,874	26.95 - 38.08	2,141,538	2.34	0.00 - 0.90	25.68 - 26.81
	2018	65,458	21.44 - 30.14	1,803,522	2.01	0.00 - 0.90	(9.77) - (8.95)
BHFTI T. Rowe Price Mid Cap	2022	53,022	54.02 - 68.26	3,179,836	—	0.00 - 0.90	(23.02) - (22.33)
Growth Division	2021	56,367	70.18 - 87.89	4,348,000	—	0.00 - 0.90	14.12 - 15.15
	2020	62,267	61.50 - 76.33	4,191,128	0.25	0.00 - 0.90	23.19 - 24.30
	2019	63,803	49.92 - 61.40	3,474,650	0.26	0.00 - 0.90	30.24 - 31.42
	2018	73,253	38.33 - 46.72	3,031,753	—	0.00 - 0.90	(2.89) - (2.01)
BHFTI Victory Sycamore Mid	2022	59,811	49.20 - 68.56	3,573,408	1.92	0.00 - 0.90	(3.32) - (2.45)
Cap Value Division	2021	69,868	50.89 - 70.29	4,242,861	1.40	0.00 - 0.90	30.95 - 32.13
	2020	81,785	38.86 - 53.19	3,780,497	1.61	0.00 - 0.90	6.91 - 7.87
	2019	96,549	36.35 - 49.31	4,228,456	1.31	0.00 - 0.90	28.20 - 29.35
	2018	115,856	28.35 - 38.12	3,977,107	0.77	0.00 - 0.90	(10.76) - (9.95)
BHFTII Baillie Gifford	2022	104,751	17.01 - 20.13	2,005,936	1.15	0.00 - 0.90	(29.24) - (28.60)
International Stock Division	2021	112,380	24.04 - 28.20	3,017,953	0.95	0.00 - 0.90	(1.64) - (0.76)
	2020	113,464	24.44 - 28.90	3,064,340	1.96	0.00 - 0.90	25.44 - 26.58
	2019	122,372	19.49 - 22.45	2,613,947	1.32	0.00 - 0.90	31.64 - 32.82
	2018	126,165	14.80 - 16.90	2,035,207	1.16	0.00 - 0.90	(17.76) - (17.01)
BHFTII BlackRock Bond	2022	149,038	17.02 - 20.48	2,749,269	2.91	0.00 - 0.90	(14.91) - (14.15)
Income Division	2021	142,162	20.00 - 23.77	3,048,318	2.70	0.00 - 0.90	(1.32) - (0.44)
	2020	144,943	20.26 - 23.88	3,132,119	3.57	0.00 - 0.90	7.63 - 8.60
	2019	148,789	18.83 - 21.99	2,973,713	3.74	0.00 - 0.90	8.85 - 9.83
	2018	173,689	17.30 - 20.09	3,179,623	3.19	0.00 - 0.90	(1.25) - (0.36)

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII BlackRock Capital	2022	94,328	25.10 - 47.70	2,946,038	—	0.00 - 0.90	(38.17) - (37.61)
Appreciation Division	2021	101,813	40.59 - 76.46	5,130,844	—	0.00 - 0.90	20.12 - 21.20
	2020	116,700	33.79 - 63.08	4,809,987	—	0.00 - 0.90	39.41 - 40.66
	2019	189,920	24.24 - 44.85	5,524,100	0.22	0.00 - 0.90	31.67 - 32.85
	2018	127,995	18.41 - 33.76	2,829,718	0.12	0.00 - 0.90	1.51 - 2.43
BHFTII BlackRock	2022	240,618	12.86 - 21.65	3,433,792	—	0.00 - 0.90	0.54 - 1.44
Ultra-Short Term Bond	2021	288,997	12.68 - 21.53	4,194,785	0.22	0.00 - 0.90	(1.08) - (0.19)
Division	2020	261,670	12.70 - 21.75	3,660,425	1.85	0.00 - 0.90	(0.47) - 0.43
	2019	272,347	12.65 - 21.84	3,800,724	1.79	0.00 - 0.90	1.22 - 2.13
	2018	283,438	12.38 - 21.57	3,883,850	1.04	0.00 - 0.90	0.89 - 1.81
BHFTII Brighthouse Asset	2022	511	204.94	104,696	3.38	0.00	(12.54)
Allocation 20 Division	2021	526	234.33	123,199	3.19	0.00	4.01
	2020	538	225.30	121,294	3.02	0.00	9.70
	2019	552	205.38	113,445	2.39	0.00	12.14
	2018	566	183.14	103,642	2.42	0.00	(2.41)
BHFTII Brighthouse Asset	2022	1	238.10	209	3.11	0.00	(13.63)
Allocation 40 Division	2021	1	275.69	351	2.99	0.00	7.68
	2020	1	256.02	341	3.02	0.00	11.31
	2019	1	230.00	315	0.02	0.00	15.94
	2018	1,182	198.37	234,375	2.24	0.00	(4.25)
BHFTII Brighthouse Asset	2022	1,581	272.08	430,203	2.41	0.00	(15.17)
Allocation 60 Division	2021	1,507	320.75	483,456	2.31	0.00	11.17
	2020	1,532	288.52	441,904	2.35	0.00	14.09
	2019	1,218	252.89	308,028	1.87	0.00	19.85
	2018	1,407	211.01	296,890	1.98	0.00	(5.93)
BHFTII Brighthouse Asset	2022	3,817	302.73	1,155,618	2.08	0.00	(17.71)
Allocation 80 Division	2021	3,795	367.88	1,395,998	1.84	0.00	14.87
	2020	3,904	320.25	1,250,366	2.04	0.00	17.01
	2019	3,856	273.70	1,055,465	1.96	0.00	24.04
	2018	3,880	220.66	856,063	1.52	0.00	(7.91)
BHFTII Brighthouse/Artisan	2022	85,775	33.40 - 40.56	3,094,865	0.95	0.00 - 0.90	(13.40) - (12.62)
Mid Cap Value Division	2021	95,296	38.56 - 43.18	3,923,949	0.92	0.00 - 0.90	25.77 - 26.91
	2020	104,704	30.66 - 34.15	3,398,536	0.97	0.00 - 0.90	5.30 - 6.25
	2019	106,306	29.03 - 34.43	3,251,834	0.75	0.00 - 0.90	22.65 - 23.75
	2018	117,671	23.46 - 27.82	2,918,147	0.66	0.00 - 0.90	(13.98) - (13.20)
BHFTII	2022	209,248	34.64 - 110.29	10,608,402	1.71	0.00 - 0.90	(17.82) - (17.26)
Brighthouse/Wellington	2021	218,212	41.87 - 134.14	13,480,213	1.83	0.00 - 0.90	13.01 - 14.02
Balanced Division	2020	225,068	36.77 - 118.64	12,276,149	2.22	0.00 - 0.90	16.67 - 17.53
	2019	235,455	31.29 - 101.63	10,986,054	2.19	0.00 - 0.90	21.89 - 22.85
	2018	231,432	25.47 - 83.34	8,928,897	1.73	0.00 - 0.90	(4.63) - (3.88)
BHFTII	2022	128,944	44.75 - 53.86	6,486,482	2.23	0.00 - 0.90	(5.93) - (5.08)
Brighthouse/Wellington Core	2021	141,850	47.57 - 56.75	7,512,241	1.36	0.00 - 0.90	23.32 - 24.43
Equity Opportunities	2020	151,626	38.58 - 45.61	6,454,726	1.51	0.00 - 0.90	10.28 - 11.27
Division	2019	206,850	34.98 - 40.99	8,024,054	1.58	0.00 - 0.90	29.77 - 30.94
	2018	258,747	26.96 - 31.30	7,729,607	1.57	0.00 - 0.90	(0.98) - (0.09)

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Frontier Mid Cap	2022	65,507	34.46 - 57.42	2,999,207	—	0.00 - 0.90	(28.79) - (28.15)
Growth Division	2021	71,327	48.23 - 80.47	4,537,386	—	0.00 - 0.90	13.66 - 14.68
	2020	76,125	43.23 - 70.66	4,213,561	—	0.00 - 0.90	30.52 - 31.70
	2019	86,331	32.98 - 54.03	3,636,436	—	0.00 - 0.90	31.94 - 33.13
	2018	91,612	24.88 - 40.87	2,898,143	—	0.00 - 0.90	(6.49) - (5.64)
BHFTII Jennison Growth	2022	89,046	300.65 - 365.82	28,356,023	—	0.00 - 0.90	(39.42) - (38.87)
Division	2021	93,086	496.25 - 598.43	48,737,234	—	0.00 - 0.90	16.13 - 17.17
	2020	102,780	427.34 - 510.74	46,125,005	0.22	0.00 - 0.90	55.40 - 56.80
	2019	114,352	275.00 - 325.73	32,825,325	0.44	0.00 - 0.90	31.64 - 32.83
	2018	125,944	208.90 - 245.23	27,437,674	0.34	0.00 - 0.90	(0.55) - 0.35
BHFTII MetLife Aggregate	2022	326,576	18.96 - 42.76	8,211,543	2.87	0.00 - 0.90	(13.87) - (13.09)
Bond Index Division	2021	365,650	21.82 - 49.62	10,620,134	2.44	0.00 - 0.90	(2.80) - (1.93)
	2020	390,319	22.25 - 51.03	11,761,992	2.80	0.00 - 0.90	6.25 - 7.21
	2019	370,849	20.75 - 48.00	10,522,626	3.17	0.00 - 0.90	7.67 - 8.64
	2018	385,539	19.10 - 44.56	10,187,062	3.04	0.00 - 0.90	(1.07) - (0.18)
BHFTII MetLife Mid Cap	2022	45,482	58.40 - 70.53	2,835,656	1.13	0.00 - 0.90	(14.03) - (13.26)
Stock Index Division	2021	58,647	67.33 - 81.30	4,360,484	1.28	0.00 - 0.90	23.29 - 24.40
	2020	43,569	54.12 - 65.36	2,496,162	1.30	0.00 - 0.90	12.38 - 13.39
	2019	47,550	47.73 - 57.64	2,421,227	1.33	0.00 - 0.90	24.82 - 25.95
	2018	51,729	37.90 - 45.76	2,105,602	1.14	0.00 - 0.90	(12.10) - (11.30)
BHFTII MetLife MSCI EAFE®	2022	140,745	23.04 - 37.46	3,874,838	3.73	0.00 - 0.90	(15.24) - (14.47)
Index Division	2021	153,922	26.93 - 44.17	4,954,361	1.78	0.00 - 0.90	9.74 - 10.72
	2020	160,940	24.33 - 40.23	4,692,585	3.16	0.00 - 0.90	6.88 - 7.85
	2019	171,472	22.56 - 37.62	4,627,777	2.69	0.00 - 0.90	20.84 - 21.93
	2018	185,192	18.50 - 31.11	4,161,826	2.98	0.00 - 0.90	(14.68) - (13.91)
BHFTII MetLife Russell 2000®	2022	79,673	36.94 - 45.94	3,283,251	1.03	0.00 - 0.90	(20.94) - (20.23)
Index Division	2021	76,293	46.73 - 57.59	3,967,739	0.89	0.00 - 0.90	13.50 - 14.52
	2020	83,390	41.17 - 50.29	3,787,696	1.30	0.00 - 0.90	18.55 - 19.62
	2019	89,607	34.73 - 42.04	3,399,177	1.16	0.00 - 0.90	24.50 - 25.62
	2018	95,842	27.89 - 33.47	2,898,611	1.10	0.00 - 0.90	(11.77) - (10.97)
BHFTII MetLife Stock Index	2022	1,394,201	44.23 - 172.89	81,777,413	1.31	0.00 - 0.90	(19.02) - (18.30)
Division	2021	1,295,105	54.13 - 213.40	96,243,128	1.49	0.00 - 0.90	27.21 - 28.36
	2020	1,283,436	42.17 - 167.67	75,646,948	1.82	0.00 - 0.90	17.05 - 18.10
	2019	1,250,848	39.76 - 143.18	64,587,924	2.12	0.00 - 0.90	29.98 - 31.15
	2018	1,353,925	30.48 - 110.10	53,484,747	1.78	0.00 - 0.90	(5.46) - (4.60)
BHFTII MFS® Total Return	2022	45,627	34.37 - 49.17	1,800,025	1.82	0.00 - 0.90	(10.44) - (9.63)
Division	2021	47,225	38.90 - 54.79	2,062,417	1.87	0.00 - 0.90	13.20 - 14.22
	2020	65,926	34.06 - 48.31	2,474,347	2.41	0.00 - 0.90	8.78 - 9.76
	2019	77,921	31.03 - 44.32	2,676,811	2.39	0.00 - 0.90	19.30 - 20.37
	2018	83,674	25.78 - 37.08	2,407,023	2.33	0.00 - 0.90	(6.42) - (5.57)
BHFTII MFS® Value Division	2022	342,291	33.46 - 40.27	12,082,235	1.74	0.00 - 0.90	(6.81) - (5.98)
	2021	360,157	35.91 - 42.83	13,613,577	1.56	0.00 - 0.90	24.42 - 25.54
	2020	398,590	28.86 - 34.12	12,046,040	2.00	0.00 - 0.90	3.03 - 3.96
	2019	423,946	28.01 - 32.82	12,390,808	1.93	0.00 - 0.90	28.97 - 30.13
	2018	453,832	21.72 - 25.22	10,246,227	1.71	0.00 - 0.90	(10.86) - (10.05)

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Continued)

7.  FINANCIAL HIGHLIGHTS — (Continued)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
BHFTII Neuberger Berman	2022	97,884	40.61 - 56.78	5,049,914	—	0.00 - 0.90	(19.87) - (19.15)
Genesis Division	2021	105,199	50.23 - 70.48	6,737,882	0.08	0.00 - 0.90	17.36 - 18.41
	2020	117,705	42.42 - 59.73	6,408,946	0.18	0.00 - 0.90	23.99 - 25.11
	2019	130,387	33.91 - 47.91	5,720,807	0.24	0.00 - 0.90	28.52 - 29.68
	2018	157,588	26.15 - 37.07	5,403,115	0.37	0.00 - 0.90	(7.54) - (6.70)
BHFTII T. Rowe Price Large	2022	122,258	34.11 - 52.54	4,732,218	—	0.00 - 0.90	(40.99) - (40.46)
Cap Growth Division	2021	126,930	57.81 - 88.24	8,255,241	—	0.00 - 0.90	19.15 - 20.22
	2020	144,097	48.52 - 73.40	7,793,756	0.23	0.00 - 0.90	35.73 - 36.95
	2019	154,036	35.75 - 53.60	6,100,921	0.42	0.00 - 0.90	29.82 - 30.99
	2018	175,468	27.54 - 40.92	5,316,304	0.46	0.00 - 0.90	(1.83) - (0.94)
BHFTII T. Rowe Price Small	2022	218,119	39.72 - 63.87	9,516,601	0.22	0.00 - 0.90	(22.85) - (22.15)
Cap Growth Division	2021	226,542	51.49 - 82.04	12,757,788	0.03	0.00 - 0.90	10.67 - 11.67
	2020	237,348	46.52 - 73.47	12,038,050	0.20	0.00 - 0.90	23.22 - 24.34
	2019	272,450	37.76 - 59.09	11,170,894	0.05	0.00 - 0.90	31.97 - 33.16
	2018	312,962	28.61 - 44.38	9,656,259	0.11	0.00 - 0.90	(7.39) - (6.55)
BHFTII VanEck Global	2022	21,599	37.46 - 56.42	931,569	2.38	0.00 - 0.90	7.28 - 8.24
Natural Resources Division	2021	37,278	34.92 - 52.30	1,567,487	1.40	0.00 - 0.90	17.77 - 18.82
	2020	19,734	29.65 - 44.17	740,485	1.67	0.00 - 0.90	20.49 - 21.58
	2019	90,111	24.61 - 36.46	2,440,429	0.65	0.00 - 0.90	11.58 - 12.59
	2018	97,707	22.05 - 32.50	2,366,898	0.18	0.00 - 0.90	(29.28) - (28.64)
BHFTII Western Asset	2022	8,623	363.91 - 462.18	3,498,956	6.22	0.00 - 0.90	(17.40) - (16.66)
Management Strategic Bond	2021	9,178	440.56 - 554.55	4,476,001	3.64	0.00 - 0.90	1.90 - 2.82
Opportunities Division	2020	12,184	432.35 - 539.36	5,776,849	6.04	0.00 - 0.90	5.96 - 6.92
	2019	12,719	408.03 - 504.47	5,648,242	4.89	0.00 - 0.90	13.47 - 14.49
	2018	13,866	359.61 - 440.64	5,389,888	5.38	0.00 - 0.90	(4.66) - (3.80)
BHFTII Western Asset	2022	733	205.38 - 264.37	174,117	2.24	0.00 - 0.90	(9.82) - (9.01)
Management U.S.	2021	919	227.74 - 290.54	239,256	2.90	0.00 - 0.90	(2.40) - (1.52)
Government Division	2020	1,504	233.34 - 295.03	392,535	2.99	0.00 - 0.90	4.30 - 5.24
	2019	1,420	223.71 - 280.33	353,745	2.85	0.00 - 0.90	5.08 - 6.03
	2018	1,566	212.89 - 264.38	368,779	2.33	0.00 - 0.90	0.06 - 0.97
Fidelity® VIP	2022	235,170	41.35 - 96.12	14,031,065	1.87	0.00 - 0.90	(5.80) - (4.96)
Equity-Income Division	2021	249,224	43.51 - 101.84	15,767,440	1.84	0.00 - 0.90	23.78 - 24.89
	2020	271,721	34.84 - 82.11	14,191,735	1.82	0.00 - 0.90	5.74 - 6.69
	2019	279,926	32.65 - 77.50	13,884,842	1.97	0.00 - 0.90	26.31 - 27.44
	2018	303,713	25.62 - 61.24	12,040,191	2.23	0.00 - 0.90	(9.11) - (8.29)
Fidelity® VIP Mid Cap	2022	42,953	63.63 - 77.97	3,004,743	0.49	0.00 - 0.90	(15.50) - (14.74)
Division	2021	47,418	75.31 - 91.45	3,878,518	0.55	0.00 - 0.90	24.48 - 25.60
	2020	58,834	60.50 - 72.81	3,828,878	0.65	0.00 - 0.90	17.13 - 18.19
	2019	70,968	51.65 - 61.61	3,916,191	0.84	0.00 - 0.90	22.35 - 23.45
	2018	79,729	42.21 - 49.91	3,580,161	0.62	0.00 - 0.90	(15.31) - (14.54)
JPMorgan Insurance Trust	2022	37,155	14.39 - 18.24	602,443	1.98	0.00 - 0.90	(13.35) - (12.58)
Core Bond Division	2021	39,054	16.61 - 20.87	725,494	1.71	0.00 - 0.90	(2.23) - (1.35)
	2020	51,890	16.99 - 21.16	984,211	1.97	0.00 - 0.90	6.88 - 7.84
	2019	48,632	15.89 - 19.62	853,909	2.45	0.00 - 0.90	7.21 - 8.18
	2018	44,766	14.82 - 16.75	722,622	2.42	0.35 - 0.90	(0.85) - (0.30)

GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
OF METROPOLITAN TOWER LIFE INSURANCE COMPANY
NOTES TO THE FINANCIAL STATEMENTS — (Concluded)

7.  FINANCIAL HIGHLIGHTS — (Concluded)

		As of December 31			For the year ended December 31
		Units	Unit Value Lowest to Highest ($)	Net Assets ($)	Investment[1] Income Ratio (%)	Expense[2] Ratio Lowest to Highest (%)	Total[3] Return Lowest to Highest (%)
JPMorgan Insurance Trust	2022	37,839	43.60 - 58.00	2,089,146	0.51	0.00 - 0.90	(20.07) - (19.35)
Small Cap Core Division	2021	51,775	54.54 - 72.17	3,581,517	0.43	0.00 - 0.90	20.30 - 21.38
	2020	42,456	45.34 - 59.66	2,398,937	0.95	0.00 - 0.90	12.67 - 13.69
	2019	46,950	40.24 - 52.66	2,336,821	0.40	0.00 - 0.90	23.47 - 24.58
	2018	48,877	32.59 - 42.42	1,947,030	0.42	0.00 - 0.90	(12.72) - (11.93)
Russell International	2022	41,797	20.13 - 26.17	1,028,702	—	0.35 - 0.90	(13.82) - (13.35)
Developed Markets Division	2021	45,628	23.36 - 30.20	1,305,573	2.45	0.35 - 0.90	11.65 - 12.26
	2020	56,036	20.92 - 26.90	1,441,249	1.25	0.35 - 0.90	4.14 - 4.71
	2019	54,270	20.09 - 25.69	1,333,193	2.67	0.35 - 0.90	18.65 - 19.30
	2018	55,933	16.93 - 21.54	1,146,049	1.67	0.35 - 0.90	(15.64) - (15.17)
Russell Strategic Bond	2022	18,104	20.82 - 25.53	438,699	2.44	0.35 - 0.90	(15.04) - (14.58)
Division	2021	16,974	24.51 - 29.93	482,091	0.87	0.35 - 0.90	(2.69) - (2.16)
	2020	24,676	25.19 - 30.64	707,892	1.82	0.35 - 0.90	7.46 - 8.05
	2019	26,003	23.44 - 28.40	693,895	2.75	0.35 - 0.90	8.22 - 8.81
	2018	27,754	21.66 - 26.14	680,163	2.12	0.35 - 0.90	(1.70) - (1.16)
Russell U.S. Small Cap	2022	37,038	31.18 - 51.06	1,745,292	0.19	0.35 - 0.90	(16.70) - (16.25)
Equity Division	2021	38,137	37.43 - 61.06	2,145,676	0.25	0.35 - 0.90	24.67 - 25.35
	2020	41,985	30.02 - 48.78	1,863,741	0.06	0.35 - 0.90	11.69 - 12.31
	2019	42,510	26.88 - 43.50	1,681,355	0.57	0.35 - 0.90	21.97 - 22.64
	2018	44,516	22.04 - 35.53	1,439,743	0.46	0.35 - 0.90	(12.76) - (12.28)
Russell U.S. Strategic	2022	74,649	32.65 - 53.65	3,511,932	0.59	0.35 - 0.90	(21.56) - (21.13)
Equity Division	2021	81,164	41.62 - 68.13	4,802,397	0.56	0.35 - 0.90	19.33 - 19.98
	2020	95,178	34.88 - 56.87	4,615,172	0.45	0.35 - 0.90	22.73 - 23.41
	2019	100,830	28.42 - 46.16	3,972,436	1.07	0.35 - 0.90	29.10 - 29.81
	2018	110,155	22.01 - 35.61	3,330,476	1.14	0.35 - 0.90	(10.45) - (9.96)
VanEck VIP Emerging	2022	115,902	36.67 - 64.00	5,428,631	0.15	0.00 - 0.90	(25.05) - (24.37)
Markets Division	2021	110,847	48.93 - 84.92	6,864,422	1.25	0.00 - 0.90	(12.66) - (11.87)
	2020	33,575	56.02 - 96.69	2,647,573	1.77	0.00 - 0.90	16.20 - 17.25
	2019	57,806	48.21 - 82.76	3,665,957	0.37	0.00 - 0.90	29.43 - 30.60
	2018	54,683	37.25 - 63.59	2,671,647	0.30	0.00 - 0.90	(24.17) - (23.49)

1  These amounts represent the dividends, excluding distributions of capital gains, received by the Division from the underlying fund or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against Policy owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Division invests. The investment income ratio is calculated as a weighted average ratio since the Division may invest in two or more share classes, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

2  These amounts represent annualized Policy expenses of each of the applicable Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Policy owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

3  These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Division.

Metropolitan Tower Life Insurance Company and Subsidiaries
Consolidated Financial Statements
As of December 31, 2022 and 2021 and for the Years Ended December 31, 2022, 2021 and 2020
and Independent Auditor’s Report

This page is intentionally left blank.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholder of
Metropolitan Tower Life Insurance Company:

Opinion

We have audited the consolidated financial statements of Metropolitan Tower Life Insurance Company and subsidiaries (a wholly-owned subsidiary of MetLife, Inc.) (the "Company") which comprise the consolidated balance sheets as of December 31, 2022 and 2021, and the related consolidated statements of operations, comprehensive income (loss), stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the consolidated financial statements (collectively referred to as the “consolidated financial statements”).

In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 1 to the consolidated financial statements, since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the consolidated financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Consolidated Financial Statements

Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.

In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.
MTL-1

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ DELOITTE & TOUCHE LLP

April 7, 2023

MTL-2

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Balance Sheets
December 31, 2022 and 2021
(In millions, except share and per share data)

	2022	2021
Assets
Investments:
Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $27,564 and $25,753, respectively)	$23,526	$27,279
Mortgage loans (net of allowance for credit loss of $46 and $29, respectively)	9,166	6,876
Policy loans	1,604	1,647
Real estate and real estate joint ventures	633	350
Other limited partnership interests	1,117	1,039
Short-term investments, at estimated fair value	503	289
Annuities funding structured settlement claims	5,299	5,367
Other invested assets	1,111	562
Total investments	42,959	43,409
Cash and cash equivalents, principally at estimated fair value	1,644	691
Accrued investment income	310	232
Premiums, reinsurance and other receivables	6,987	7,435
Deferred policy acquisition costs and value of business acquired	568	388
Deferred income tax asset	595	—
Other assets	156	187
Separate account assets	5,763	5,050
Total assets	$58,982	$57,392
Liabilities and Stockholder’s Equity
Liabilities
Future policy benefits	$27,756	$23,639
Policyholder account balances	12,280	11,127
Other policy-related balances	5,891	5,995
Policyholder dividends payable	82	88
Payables for collateral under securities loaned and other transactions	1,927	2,352
Long-term debt	107	106
Current income tax payable	18	9
Deferred income tax liability	—	317
Other liabilities	4,057	4,475
Separate account liabilities	5,763	5,050
Total liabilities	57,881	53,158
Contingencies and Commitments (Note 12)
Stockholder’s Equity
Common stock, par value $2,000 per share; 4,000 shares authorized; 1,000 shares issued and outstanding	3	3
Additional paid-in capital	2,092	2,092
Retained earnings	1,832	1,263
Accumulated other comprehensive income (loss)	(2,826)	876
Total stockholder’s equity	1,101	4,234
Total liabilities and stockholder’s equity	$58,982	$57,392
See accompanying notes to the consolidated financial statements.
MTL-3

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Operations
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Revenues
Premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees	237	181	141
Net investment income	1,784	1,747	1,261
Other revenues	94	77	70
Net investment gains (losses)	38	61	(6)
Net derivative gains (losses)	310	98	(86)
Total revenues	9,090	4,824	7,815
Expenses
Policyholder benefits and claims	7,539	3,535	7,117
Interest credited to policyholder account balances	274	222	221
Policyholder dividends	136	147	165
Other expenses	410	152	234
Total expenses	8,359	4,056	7,737
Income (loss) before provision for income tax	731	768	78
Provision for income tax expense (benefit)	162	157	15
Net income (loss)	$569	$611	$63
See accompanying notes to the consolidated financial statements.

MTL-4

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Comprehensive Income (Loss)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Net income (loss)	$569	$611	$63
Other comprehensive income (loss):
Unrealized investment gains (losses), net of related offsets	(4,981)	(668)	628
Unrealized gains (losses) on derivatives	312	168	(134)
Foreign currency translation adjustments	(19)	—	2
Other	2	—	—
Other comprehensive income (loss), before income tax	(4,686)	(500)	496
Income tax (expense) benefit related to items of other comprehensive income (loss)	984	105	(104)
Other comprehensive income (loss), net of income tax	(3,702)	(395)	392
Comprehensive income (loss)	$(3,133)	$216	$455
See accompanying notes to the consolidated financial statements.
MTL-5

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Stockholder’s Equity
Balance at December 31, 2019	$3	$1,822	$609	$879	$3,313
Cumulative effects of changes in accounting principles, net of income tax			(20)		(20)
Capital contribution		270			270
Net income (loss)			63		63
Other comprehensive income (loss), net of income tax				392	392
Balance at December 31, 2020	3	2,092	652	1,271	4,018
Net income (loss)			611		611
Other comprehensive income (loss), net of income tax				(395)	(395)
Balance at December 31, 2021	3	2,092	1,263	876	4,234
Net income (loss)			569		569
Other comprehensive income (loss), net of income tax				(3,702)	(3,702)
Balance at December 31, 2022	$3	$2,092	$1,832	$(2,826)	$1,101
See accompanying notes to the consolidated financial statements.
MTL-6

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from operating activities
Net income (loss)	$569	$611	$63
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expenses	1	3	19
Amortization of premiums and accretion of discounts associated with investments, net	(29)	(21)	(31)
(Gains) losses on investments, net	(38)	(61)	6
(Gains) losses on derivatives, net	(269)	(27)	126
(Income) loss from equity method investments, net of dividends or distributions	43	(256)	(6)
Interest credited to policyholder account balances	369	332	332
Universal life and investment-type product policy fees	(360)	(368)	(376)
Change in fair value option securities	19	(53)	(55)
Change in accrued investment income	(59)	(34)	(36)
Change in premiums, reinsurance and other receivables	409	(153)	(141)
Change in deferred policy acquisition costs and value of business acquired, net	10	45	37
Change in income tax	81	146	(69)
Change in other assets	32	(10)	(8)
Change in insurance-related liabilities and policy-related balances	3,215	4,067	3,722
Change in other liabilities	(202)	135	49
Other, net	(9)	—	(16)
Net cash provided by (used in) operating activities	3,782	4,356	3,616
Cash flows from investing activities
Sales, maturities and repayments of:
Fixed maturity securities available-for-sale	10,119	11,119	6,794
Equity securities	5	28	12
Mortgage loans	527	750	453
Real estate and real estate joint ventures	284	12	—
Other limited partnership interests	108	49	33
Short-term investments	550	2,221	179
Purchases and originations of:
Fixed maturity securities available-for-sale	(10,579)	(14,990)	(10,976)
Equity securities	(21)	(3)	(17)
Mortgage loans	(2,913)	(3,022)	(1,921)
Real estate and real estate joint ventures	(343)	(31)	(113)
Other limited partnership interests	(229)	(304)	(197)
Short-term investments	(721)	(2,473)	(226)
Cash received in connection with freestanding derivatives	71	53	31
Cash paid in connection with freestanding derivatives	(147)	(43)	(45)
Net change in policy loans	43	66	50
Net change in other invested assets	(308)	(3)	(42)
Other, net	2	4	14
Net cash provided by (used in) investing activities	$(3,552)	$(6,567)	$(5,971)
See accompanying notes to the consolidated financial statements.
MTL-7

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Consolidated Statements of Cash Flows — (continued)
Years Ended December 31, 2022, 2021 and 2020
(In millions)

	2022	2021	2020
Cash flows from financing activities
Policyholder account balances:
Deposits	$6,850	$4,546	$4,725
Withdrawals	(5,702)	(2,895)	(3,393)
Net change in payables for collateral under securities loaned and other transactions	(425)	576	756
Capital contribution	—	—	270
Net cash provided by (used in) financing activities	723	2,227	2,358
Change in cash and cash equivalents	953	16	3
Cash and cash equivalents, beginning of year	691	675	672
Cash and cash equivalents, end of year	$1,644	$691	$675
Supplemental disclosures of cash flow information
Net cash paid (received) for:
Interest	$8	$8	$8
Income tax	$82	$13	$84
Non-cash transactions:
Fixed maturity securities available-for-sale received in connection with pension risk transfer transactions	$1,258	$423	$2,037
Increase in equity securities due to in-kind distributions received from other limited partnership interests	$2	$15	$7
Transfer of real estate and real estate joint ventures from an affiliate	$144	$—	$—
Transfer of real estate and real estate joint ventures to an affiliate	$144	$—	$380
Transfer of fixed maturity securities available-for-sale from an affiliate	$328	$—	$296
Transfer of fixed maturity securities available-for-sale to affiliates	$139	$—	$—
Transfer of fair value option securities to an affiliate	$186	$—	$—
Real estate and real estate joint ventures acquired in satisfaction of debt	$29	$7	$—
Increase in real estate and real estate joint ventures due to the expiration of leveraged leases where the underlying assets were real estate	$—	$—	$173
Transfer of mortgage loans from an affiliate	$—	$—	$84
Reclassification of certain fixed maturity securities available-for-sale as fair value option securities	$—	$—	$131
See accompanying notes to the consolidated financial statements.

MTL-8

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements
1. Business, Basis of Presentation and Summary of Significant Accounting Policies
Business
Metropolitan Tower Life Insurance Company (“MTL”) and its subsidiaries (collectively, the “Company”) is a wholly-owned subsidiary of MetLife, Inc. The Company is domiciled in the state of Nebraska (“Nebraska”) and is licensed to transact insurance business in, and is subject to regulation by all 50 states and the District of Columbia, Canada and Puerto Rico. The Company is currently actively selling a broad range of annuity and investment products, including guaranteed investment contracts and other stable value products, pension risk transfer products, including United Kingdom (“U.K.”) longevity reinsurance, and structured settlements, as well as certain products to fund company-, bank- or trust-owned life insurance used to finance nonqualified benefit programs for executives. The Company is not actively selling annuities, variable and universal life insurance, and traditional life insurance, including whole life, to individuals.
Basis of Presentation
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported on the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ from these estimates.
Consolidation
The accompanying consolidated financial statements include the accounts of MTL and its subsidiaries, as well as partnerships in which the Company has a controlling financial interest. Intercompany accounts and transactions have been eliminated.
Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.
Separate Accounts
Separate accounts are established in conformity with insurance laws. Generally, the assets of the separate accounts cannot be used to settle the liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:
•such separate accounts are legally recognized;
•assets supporting the contract liabilities are legally insulated from the Company’s general account liabilities;
•investment objectives are directed by the contractholder; and
•all investment performance, net of contract fees and assessments, is passed through to the contractholder.
The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line on the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company’s general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.
The Company’s revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees on the statements of operations.
MTL-9

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Reclassifications
Cash flows from short term investments in the prior years’ Consolidated Statement of Cash Flows, which were previously presented net, have been revised to gross presentation to conform with the current year presentation. The revision in presentation was not material to the previously presented financial statements.
Summary of Significant Accounting Policies
The following are the Company’s significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

Accounting Policy	Note
Insurance	2
Deferred Policy Acquisition Costs and Value of Business Acquired	3
Reinsurance	4
Investments	5
Derivatives	6
Fair Value	7
Income Tax	11
Litigation Contingencies	12
Insurance
Future Policy Benefit Liabilities and Policyholder Account Balances
The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long-duration insurance contracts, assumptions such as mortality, morbidity and interest rates are “locked in” upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.
Premium deficiency reserves may also be established for short-duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short-duration contracts.
Liabilities for universal life secondary and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs (“DAC”), and are thus subject to the same variability and risk as further discussed herein. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.
The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.
MTL-10

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policyholder account balances relate to contracts or contract features where the Company has no significant insurance risk.
Other Policy-Related Balances
Other policy-related balances primarily include obligations assumed under structured settlement assignments as described in Note 2, policy and contract claims, policyholder dividends left on deposit, unearned revenue liabilities, policyholder dividends due and unpaid and premiums received in advance.
The liability for policy and contract claims generally relates to incurred but not reported (“IBNR”) death and disability claims. In addition, included in other policy-related balances are claims which have been reported but not yet settled for death and disability. The liability for these claims is based on the Company’s estimated ultimate cost of settling all claims. The Company derives estimates for the development of IBNR claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.
The unearned revenue liability relates to universal life and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product’s estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.
The Company accounts for the prepayment of premiums on its individual life and health contracts as premiums received in advance and applies the cash received to premiums when due.
Recognition of Insurance Revenues and Deposits
Premiums related to traditional life and annuity contracts with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.
Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.
Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related policyholder account balances.
All revenues and expenses are presented net of reinsurance, as applicable.
Deferred Policy Acquisition Costs and Value of Business Acquired
The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:
•incremental direct costs of contract acquisition, such as commissions;
•the portion of an employee’s total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
•other essential direct costs that would not have been incurred had a policy not been acquired or renewed.
All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.
MTL-11

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Value of business acquired (“VOBA”) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience with the purchased business may vary from these projections.
DAC and VOBA are amortized as follows:

Products:		In proportion to the following over estimated lives of the contracts:
•	Nonparticipating and non-dividend-paying traditional contracts:	Actual and expected future gross premiums.
• Term insurance
• Nonparticipating whole life insurance
•	Participating, dividend-paying traditional contracts	Actual and expected future gross margins.
•	Fixed and variable universal life contracts	Actual and expected future gross profits.
See Note 3 for additional information on DAC and VOBA amortization. Amortization of DAC and VOBA is included in other expenses.
The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated on the financial statements for reporting purposes.
Reinsurance
For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company’s obligations as the primary insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.
For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is amortized on a basis consistent with the methodologies and assumptions used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums, reinsurance and other receivables (future policy benefits) are established.
For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Ceded (assumed) unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.
Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, or when events or changes in circumstances indicate that its carrying amount may not be recoverable, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable
MTL-12

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
balances are stated net of allowances for uncollectible reinsurance, consistent with credit loss guidance which requires recording an allowance for credit loss (“ACL”).
The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.
Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other expenses.
If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.
Investments
Net Investment Income
Net investment income includes primarily interest income, including amortization of premium and accretion of discount, prepayment fees, dividend income, rental income and equity method income and is net of related investment expenses. Net investment income also includes, to a lesser extent, (i) realized gains (losses) on investments sold or disposed and (ii) unrealized gains (losses) recognized in earnings, representing changes in estimated fair value, primarily for fair value option (“FVO”) securities (“FVO Securities”).
Net Investment Gains (Losses)
Net investment gains (losses) include primarily (i) realized gains (losses) from sales and disposals of investments, which are determined by specific identification, (ii) intent-to-sell impairment losses on fixed maturity securities available-for-sale (“AFS”) and impairment losses on all other asset classes, and to a lesser extent, (iii) recognized gains (losses). Recognized gains (losses) are primarily comprised of the change in the ACL and unrealized gains (losses) for certain investments for which changes in estimated fair value are recognized in earnings. Changes in the ACL includes both (i) provisions for credit loss on fixed maturity securities AFS, mortgage loans and leveraged and direct financing leases and (ii) subsequent changes in the ACL. Unrealized gains (losses), representing changes in estimated fair value recognized in earnings, primarily relate to equity securities.
Accrued Investment Income
Accrued investment income is presented separately on the consolidated balance sheet and excluded from the carrying value of the related investments, primarily fixed maturity securities and mortgage loans.
Fixed Maturity Securities
The majority of the Company’s fixed maturity securities are classified as AFS and are reported at their estimated fair value. Changes in the estimated fair value of these securities not recognized in earnings representing unrecognized unrealized investment gains (losses) are recorded as a separate component of other comprehensive income (loss) (“OCI”), net of policy-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Sales of securities are determined on a specific identification basis.
Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount, and is based on the estimated economic life of the securities, which for mortgage-backed and asset-backed securities considers the estimated timing and amount of prepayments of the underlying loans. See Note 5 “— Fixed Maturity Securities AFS — Methodology for Amortization of Premium and Accretion of Discount on Structured Products.” The amortization of premium and
MTL-13

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
accretion of discount also take into consideration call and maturity dates. Generally, the accrual of income is ceased and accrued investment income that is considered uncollectible is recognized as a charge within net investment gains (losses) when securities are impaired.
The Company periodically evaluates these securities for impairment. The assessment of whether impairments have occurred is based on management’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value as described in Note 5 “— Fixed Maturity Securities AFS — Evaluation of Fixed Maturity Securities AFS for Credit Loss.”
For securities in an unrealized loss position, a credit loss is recognized in earnings within net investment gains (losses) when it is anticipated that the amortized cost, excluding accrued investment income, will not be recovered. When either: (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the reduction of amortized cost and the loss recognized in earnings is the entire difference between the security’s amortized cost and estimated fair value. If neither of these conditions exists, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized in earnings as a credit loss by establishing an ACL with a corresponding charge recorded in net investment gains (losses). However, the ACL is limited by the amount that the fair value is less than the amortized cost. This limitation is known as the “fair value floor.” If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of the decline in value related to other-than-credit factors (“noncredit loss”) is recorded in OCI as an unrecognized loss.
For purchased credit deteriorated fixed maturity securities AFS and financing receivables, an ACL is established at acquisition, which is added to the purchase price to establish the initial amortized cost of the investment and is not recognized in earnings.
Mortgage Loans
The Company recognizes an ACL in earnings within net investment gains (losses) at time of purchase based on expected lifetime credit loss on financing receivables carried at amortized cost, including, but not limited to, mortgage loans and leveraged and direct financing leases, in an amount that represents the portion of the amortized cost basis of such financing receivables that the Company does not expect to collect, resulting in financing receivables being presented at the net amount expected to be collected.
The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural and residential. Also included in commercial mortgage loans are revolving line of credit loans collateralized by commercial properties. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 5.
Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of ACL. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premium and deferred expenses and accretion of discount and deferred fees.
The Company ceases to accrue interest when the collection of interest is not considered probable, which is based on a current evaluation of the status of the borrower, including the number of days past due. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged-off against net investment income. Generally, the accrual of interest income resumes after all delinquent amounts are paid and management believes all future principal and interest payments will be collected. The Company records cash receipts on non-accruing loans in accordance with the loan agreement. The Company records charge-offs of mortgage loan balances not considered collectible upon the realization of a credit loss, for commercial and agricultural mortgage loans typically through foreclosure or after a decision is made to sell a loan, and for residential mortgage loans, typically after considering the individual consumer’s financial status. The charge-off is recorded in net investment gains (losses), net of amounts recognized in ACL. Cash recoveries on principal amounts previously charged-off are generally reported in net investment gains (losses).
MTL-14

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Policy Loans
Policy loans are stated at unpaid principal balances. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Real Estate
Real estate is stated at cost less accumulated depreciation. Depreciation is recognized on a straight-line basis, without any provision for salvage value, over the estimated useful life of the asset (typically up to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable. Properties whose carrying values are greater than their estimated undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.
Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale and is not depreciated. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs.
Real Estate Joint Ventures and Other Limited Partnership Interests
The Company uses the equity method of accounting or the FVO for real estate joint ventures and other limited partnership interests (“investee”) when it has more than a minor ownership interest or more than a minor influence over the investee’s operations but does not hold a controlling financial interest, including when the Company is not deemed the primary beneficiary of a variable interest entity (“VIE”). Under the equity method, the Company recognizes in earnings within net investment income its share of the investee’s earnings. Contributions paid by the Company increase carrying value and distributions received by the Company reduce carrying value. The Company generally recognizes its share of the investee’s earnings on a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period.
The Company accounts for its interest in real estate joint ventures and other limited partnership interests in which it has virtually no influence over the investee’s operations at estimated fair value. Unrealized gains (losses), representing changes in estimated fair value of these investments, are recognized in earnings within net investment gains (losses). Due to the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting guidance.
The Company consolidates real estate joint ventures and other limited partnership interests of which it holds a controlling financial interest, or it is deemed the primary beneficiary of a VIE.
The Company routinely evaluates its equity method investments for impairment whenever events or changes in circumstances indicate that the carrying amount is not recoverable and exceeds its estimated fair value. When it is determined an equity method investment has had a loss in value that is other than temporary, an impairment is recognized. Such an impairment is charged to net investment gains (losses).
Short-term Investments
Short-term investments include highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. Securities included within short-term investments are stated at estimated fair value, while other investments included within short-term investments are stated at amortized cost less ACL, which approximates estimated fair value.
MTL-15

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Annuities Funding Structured Settlement Claims
Annuities funding structured settlement claims represent annuities funding claims assumed by the Company in its capacity as a structured settlements assignment company. The annuities are stated at their contract value, which represents the present value of the future periodic claim payments to be provided. The net investment income recognized reflects the amortization of discount of the annuity at its implied effective interest rate. See Note 2.
Other Invested Assets
Other invested assets consist principally of the following:
•Freestanding derivatives with positive estimated fair values which are described in “— Derivatives” below.
•Corporate owned life insurance is carried at the cash surrender value, with changes in cash surrender value recorded through net investment income.
•Affiliated loans are stated at unpaid principal balance and adjusted for any unamortized premium or discount. Interest income is recognized using an effective yield method giving effect to amortization of premium and accretion of discount.
•Investments in Federal Home Loan Bank of New York (“FHLBNY”) common stock are carried at redemption value and are considered restricted investments until redeemed. Dividends are recognized in net investment income when declared.
•Equity securities are reported at their estimated fair value, with changes in estimated fair value included in net investment gains (losses). Sales of securities are determined on a specific identification basis. Dividends are recognized in net investment income when declared.
•FVO Securities are primarily investments in fixed maturity securities held-for-investment that are managed on a total return basis where the FVO has been elected, with changes in estimated fair value included in net investment income.
Securities Lending Transactions
The Company accounts for securities lending transactions as financing arrangements and the associated liability is recorded at the amount of cash received. The securities loaned or sold under these agreements are included in invested assets. Income and expenses associated with securities lending transactions are recognized as investment income and investment expense, respectively, within net investment income.
The Company enters into securities lending transactions, whereby securities are loaned to unaffiliated financial institutions. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. Securities loaned under such transactions may be sold or re-pledged by the transferee. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, unless the counterparty is in default, and is not reflected on the Company’s consolidated financial statements. The Company monitors the ratio of the collateral held to the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary throughout the duration of the loan.
Derivatives
Freestanding Derivatives
Freestanding derivatives are carried on the Company’s balance sheet either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the estimated fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.
Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivative’s carrying value in other invested assets or other liabilities.
MTL-16

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except for economic hedges of FVO securities, which are reported in net investment income.
Hedge Accounting
To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:
•Fair value hedge - a hedge of the estimated fair value of a recognized asset or liability - in the same line item as the earnings effect of the hedged item. The carrying value of the hedged recognized asset or liability is adjusted for changes in its estimated fair value due to the hedged risk.
•Cash flow hedge - a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability - in OCI and reclassified into the statement of operations when the Company’s earnings are affected by the variability in cash flows of the hedged item.
The changes in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported on the statement of operations within interest income or interest expense to match the location of the hedged item.
In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument’s effectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.
The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.
When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. The changes in estimated fair value of derivatives related to discontinued cash flow hedges remain in OCI unless it is probable that the hedged forecasted transaction will not occur.
When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried on the balance sheet at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable of occurring are recognized immediately in net investment gains (losses).
In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value on the balance sheet, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).
Embedded Derivatives
The Company is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:
MTL-17

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
•the combined instrument is not accounted for in its entirety at estimated fair value with changes in estimated fair value recorded in earnings;
•the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
•a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.
Such embedded derivatives are carried on the balance sheet at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation.
Fair Value
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.
Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring significant management judgment are used to determine the estimated fair value of assets and liabilities. These unobservable inputs can be based on management’s judgment, assumptions or estimation and may not be observable in market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing the assets.
Income Tax
MTL and its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life insurance and non-life insurance federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended. Current taxes (and the benefits of tax attributes such as losses) are allocated to MTL and its includable subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the “percentage method” (and 100% under such method) of reimbursing companies for tax attributes, e.g., net operating losses. As a result, 100% of tax attributes are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes. On an annual basis, each of the profitable subsidiaries pays to MetLife, Inc. the federal income tax which it would have paid based upon that year’s taxable income. If MTL or its includable subsidiaries have current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by MTL and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if MTL or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a “wait and see” method.
The Company’s accounting for income taxes represents management’s best estimate of various events and transactions.
Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.
MTL-18

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established against deferred tax assets when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination the Company considers many factors, including:
•the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;
•the jurisdiction in which the deferred tax asset was generated;
•the length of time that carryforward can be utilized in the various taxing jurisdictions;
•future taxable income exclusive of reversing temporary differences and carryforwards;
•future reversals of existing taxable temporary differences;
•taxable income in prior carryback years; and
•tax planning strategies, including the intent and ability to hold certain AFS debt securities until they recover in value.
The Company may be required to change its provision for income taxes when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, the effect of changes in tax laws, tax regulations, or interpretations of such laws or regulations, is recognized in net income tax expense (benefit) in the period of change.
The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded on the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.
The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax expense.
Litigation Contingencies
The Company is involved in a number of litigation matters and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company’s annual consolidated net income or cash flows. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected on the Company’s consolidated financial statements.
Other Accounting Policies
Cash and Cash Equivalents
The Company considers highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Securities included within cash equivalents are stated at estimated fair value, while other investments included within cash equivalents are stated at amortized cost, which approximates estimated fair value.
Property and Equipment
Property and equipment, which is included in other assets, is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property and from three to seven years for all other property and equipment. The cost basis was $10 million and $77 million at December 31, 2022 and 2021, respectively. Accumulated depreciation was $7 million and $73 million at December 31, 2022 and 2021, respectively.
MTL-19

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Related depreciation expense was $1 million, $3 million and $4 million for the years ended December 31, 2022, 2021 and 2020, respectively.
Other Revenues
Other revenues include fees on reinsurance financing agreements and fees associated with certain stable value products. Such fees are recognized in the period in which services are performed.
Policyholder Dividends
Policyholder dividends are approved annually by MTL’s board of Directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by MTL.
Foreign Currency
Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to U.S. dollars are reported as part of net investment gains (losses) in the period in which they occur.
Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of accounting standards updates (“ASUs”) to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company’s consolidated financial statements.
MTL-20

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2022.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2021-10, Government Assistance (Topic 832): Disclosures by Business Entities about Government Assistance	The guidance requires entities to provide annual disclosures about transactions with a government that are accounted for by applying a grant or contribution accounting model by analogy and can include tax credits and other forms of government assistance. Entities are required to disclose information about (i) the nature of the transactions and the related accounting policy used to account for the transactions; (ii) the line items on the balance sheet and income statement that are affected by the transactions, including the associated amounts; and (iii) the significant terms and conditions of the transactions, including commitments and contingencies.	Annual periods beginning January 1, 2022, to be applied prospectively (with early adoption permitted).	The adoption of the guidance did not have a material impact on the Company’s consolidated financial statements.
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope; as amended by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848

The guidance provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. ASU 2021-01 amends the scope of the recent reference rate reform guidance. New optional expedients allow derivative instruments impacted by changes in the interest rate used for margining, discounting, or contract price alignment to qualify for certain optional relief. The amendments in ASU 2022-06 extend the sunset date of the reference rate reform optional expedients and exceptions to December 31, 2024.
Effective for contract modifications made between March 12, 2020 and December 31, 2024.
The guidance has reduced the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (“LIBOR”), affected by reference rate reform.

Contract modifications for invested assets and derivative instruments occurred during 2021 and 2022 and will continue into 2023. Based on actions taken to date, the adoption of the guidance has not had a material impact on the Company’s consolidated financial statements. The Company does not expect the adoption of this guidance to have a material ongoing impact on its consolidated financial statements.

MTL-21

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)
Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company’s consolidated financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2022 that are currently being assessed and may or may not have a material impact on the Company’s consolidated financial statements or disclosures are summarized in the table below.

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2018-12, Financial Services—Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services—Insurance (Topic 944): Effective Date, as amended by ASU 2020-11, Financial Services—Insurance (Topic 944): Effective Date and Early Application; as amended by ASU 2022-05, Financial Services—Insurance (Topic 944): Transition for Sold Contracts

The guidance (i) prescribes the discount rate to be used in measuring the liability for future policy benefits for traditional and limited payment long-duration contracts, and requires assumptions for those liability valuations to be updated after contract inception, (ii) requires more market-based product guarantees (“market risk benefits”) on certain separate account and other account balance long-duration contracts to be accounted for at fair value, (iii) simplifies the amortization of DAC for virtually all long-duration contracts, and (iv) introduces certain financial statement presentation requirements, as well as significant additional quantitative and qualitative disclosures.

Market risk benefits are contracts or contract features that guarantee benefits, such as guaranteed minimum benefits, in addition to an account balance which expose insurance companies to other than nominal capital market risk and protect the contractholder from the same risk. Certain contracts or contract features to be identified as “market risk benefits” are currently accounted for as embedded derivatives and measured at fair value, while others will transition to fair value measurement upon the adoption of ASU 2018-12. The methods for determining the fair value of contract features considered to be market risk benefits are similar to the approaches used if it was previously accounted for as an embedded derivative; except that changes in fair value attributable to nonperformance risk now will be recognized directly in OCI.

The amendments in ASU 2019-09 defer the effective date of ASU 2018-12 to January 1, 2022 for all entities, and the amendments in ASU 2020-11 further defer the effective date of ASU 2018-12 for an additional year to January 1, 2023 for all entities. The amendments in ASU 2022-05 allow entities to make an accounting policy election to exclude certain sold or disposed contracts or legal entities from application of the transition guidance. The Company does not intend to make such an election.

January 1, 2023, to be applied retrospectively to January 1, 2021 (with early adoption permitted). Estimated impacts from adoption as of the transition date of January 1, 2021 are measured using market assumptions appropriate as of that date. Such estimates do not reflect changes in market assumptions subsequent to January 1, 2021.

The Company’s implementation efforts and the evaluation of the impacts of the guidance on its consolidated financial statements, as well as its systems, processes, and controls, continue to progress. Given the nature and extent of the required changes to a significant portion of the Company’s operations, the adoption of this guidance is expected to have a material impact on its financial position, results of operations, and disclosures.

The Company will adopt the guidance effective January 1, 2023. The modified retrospective approach will be used, except in regard to market risk benefits where the Company will use the full retrospective approach. Based upon these transition methods, the Company currently estimates that the January 1, 2021 transition date impact from adoption is expected to result in a decrease to total equity of approximately $400 million, net of income tax.

The expected decrease in total equity includes the estimated impact to accumulated OCI (“AOCI”) which, as of the transition date, is expected to result in a decrease of approximately $400 million, net of income tax.

The most significant drivers of the expected decrease in AOCI are the anticipated impacts of the changes in the discount rates as of the transition date to be used in measuring the liability for future policy benefits for traditional and limited payment contracts and the non-performance risk in the valuation of the Company’s market risk benefits. The expected decrease in AOCI is expected to be partially offset by the removal of loss recognition balances recorded in AOCI related to unrealized investment gains associated with certain long-duration products.

As of December 31, 2022, primarily as a result of increases in market interest rates from the January 1, 2021 transition date to December 31, 2022, the Company estimates that the transition date reduction to AOCI will fully reverse.

MTL-22

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

Standard	Description	Effective Date and Method of Adoption	Impact on Financial Statements
ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions	The amendments in this update clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. In addition, the amendments clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments also require entities that hold equity securities subject to contractual sale restrictions to make disclosures about the fair value of such equity securities, the nature and remaining duration of the restriction(s) and the circumstances that could cause a lapse in the restriction(s).	January 1, 2024, to be applied prospectively with any adjustments from the adoption of the amendments recognized in earnings and disclosed on the date of adoption (with early adoption permitted).	The Company is continuing to evaluate the impact of the guidance, and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2022-02, Financial Instruments—Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures	The amendments in the new ASU eliminate the accounting guidance for troubled debt restructurings (“TDRs”) by creditors that have adopted the current expected credit loss guidance while enhancing disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. In addition, the amendments require that a public business entity disclose current-period gross write-offs by year of origination for financing receivables and net investment in leases.	January 1, 2023, to be applied prospectively; however, for the transition method related to the recognition and measurement of TDRs, an entity can apply a modified retrospective transition method (with early adoption permitted).	The Company will adopt the ASU effective January 1, 2023 and it does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers
The guidance indicates how to determine whether a contract liability is recognized by the acquirer in a business combination and provides specific guidance on how to recognize and measure acquired contract assets and contract liabilities from revenue contracts in a business combination.
		January 1, 2023, to be applied prospectively (with early adoption permitted).	The Company does not expect the adoption of the guidance to have a material impact on its consolidated financial statements.
MTL-23

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance
Insurance Liabilities
Future policy benefits are measured as follows:

Product Type:	Measurement Assumptions:
Participating life	Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.
Nonparticipating life	Aggregate of the present value of future expected benefit payments and related expenses less the present value of future expected net premiums. Assumptions as to mortality and persistency are based upon the Company’s experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 11%.
Individual and group traditional fixed annuities after annuitization	Present value of future expected payments. Interest rate assumptions used in establishing such liabilities range from 2% to 8%.
Non-medical health insurance	The net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The interest rate assumption used in establishing such liabilities is 5%.
Disabled lives	Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 7%.
Participating business represented 33% and 31% of the Company’s life insurance in-force at December 31, 2022 and 2021, respectively. Participating policies represented 95%, 92% and 94% of gross traditional life insurance premiums for the years ended December 31, 2022, 2021 and 2020, respectively.
Policyholder account balances are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from less than 1% to 7%, less expenses, mortality charges and withdrawals.
Guarantees
The Company issued annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize. These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Certain other annuity contracts contain guaranteed annuitization benefits that may be above what would be provided by the current account value of the contract. Additionally, the Company issued universal life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.
MTL-24

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal life contracts was as follows:

	Annuity Contracts	Universal Life Contracts
	Guaranteed Annuitization Benefits	Secondary Guarantees	Paid-Up Guarantees	Total
	(In millions)
Direct:
Balance at January 1, 2020	$6	$166	$261	$433
Incurred guaranteed benefits	—	60	38	98
Paid guaranteed benefits	—	(10)	(32)	(42)
Balance at December 31, 2020	6	216	267	489
Incurred guaranteed benefits	—	25	28	53
Paid guaranteed benefits	—	(9)	(33)	(42)
Balance at December 31, 2021	6	232	262	500
Incurred guaranteed benefits	—	10	61	71
Paid guaranteed benefits	—	(20)	(31)	(51)
Balance at December 31, 2022	$6	$222	$292	$520
Ceded:
Balance at January 1, 2020	$—	$166	$187	$353
Incurred guaranteed benefits	—	60	28	88
Paid guaranteed benefits	—	(10)	(23)	(33)
Balance at December 31, 2020	—	216	192	408
Incurred guaranteed benefits	—	25	20	45
Paid guaranteed benefits	—	(9)	(24)	(33)
Balance at December 31, 2021	—	232	188	420
Incurred guaranteed benefits	—	10	15	25
Paid guaranteed benefits	—	(20)	(22)	(42)
Balance at December 31, 2022	$—	$222	$181	$403
Net:
Balance at January 1, 2020	$6	$—	$74	$80
Incurred guaranteed benefits	—	—	10	10
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2020	6	—	75	81
Incurred guaranteed benefits	—	—	8	8
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2021	6	—	74	80
Incurred guaranteed benefits	—	—	46	46
Paid guaranteed benefits	—	—	(9)	(9)
Balance at December 31, 2022	$6	$—	$111	$117

MTL-25

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Information regarding the Company’s guarantee exposure, which includes direct business, but excludes offsets from hedging or reinsurance, if any, was as follows at:

	December 31,
	2022	2021
	At Annuitization
	(Dollars in millions)
Annuity Contracts:
Total account value (1)	$236	$241
Net amount at risk (2)	$43	$44
Average attained age of contractholders	72 years	71 years

	December 31,
	2022		2021
	Secondary Guarantees	Paid-Up Guarantees	Secondary Guarantees	Paid-Up Guarantees
	(Dollars in millions)
Universal Life Contracts:
Total account value (1)	$1,640	$1,779	$1,686	$1,868
Net amount at risk (3)	$9,149	$6,969	$9,558	$7,476
Average attained age of policyholders	71 years	67 years	70 years	67 years
______________
(1)Includes the contractholders’ investments in the general account and separate account, if applicable.
(2)Defined as either the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date or the amount (if any) that would be required to be added to the total account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. These amounts represent the Company’s potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date.
(3)Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.
Guarantees — Separate Accounts
Account balances of contracts with guarantees were invested in separate account asset classes as follows at:

	December 31,
	2022	2021
	(In millions)
Fund Groupings:
Equity	$28	$38
Balanced	2	2
Bond	2	3
Total	$32	$43

MTL-26

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Obligations Under Funding Agreements
The Company issues fixed and floating rate funding agreements to certain unconsolidated special purpose entities that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. For the years ended December 31, 2022 and 2021, the Company issued $2.7 billion and $1.2 billion, respectively, and repaid $2.5 billion and $8 million, respectively, of such funding agreements. At December 31, 2022 and 2021, liabilities for funding agreements outstanding, which are included in policyholder account balances, were $2.5 billion and $2.3 billion, respectively.
MTL is a member of FHLBNY. Holdings of common stock of FHLBNY, included in other invested assets, were $70 million and $51 million at December 31, 2022 and 2021, respectively.
The Company has also entered into funding agreements with FHLBNY. The liability for such funding agreements is included in policyholder account balances. Information related to such funding agreements was as follows at:

	Liability		Collateral (2)
	December 31,
	2022	2021	2022	2021
	(In millions)
FHLBNY (1)	$1,405	$1,005	$1,912	$1,336
______________
(1)Represents funding agreements issued to FHLBNY in exchange for cash and for which it has been granted a lien on certain assets, some of which are in the custody of FHLBNY, including residential mortgage-backed securities (“RMBS”), to collateralize obligations under such funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of FHLBNY as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, FHLBNY’s recovery on the collateral is limited to the amount of the Company’s liability to FHLBNY.
(2)Advances are collateralized primarily by mortgage-backed securities presented at estimated fair value. The remaining collateral is mortgage loans presented at carrying value.
MTL-27

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
2. Insurance (continued)
Liabilities for Unpaid Claims and Claim Expenses
Rollforward of Claims and Claim Adjustment Expenses
Information regarding the liabilities for unpaid claims and claim adjustment expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Balance at January 1,	$326	$349	$343
Less: Reinsurance recoverables	168	174	185
Net balance at January 1,	158	175	158
Incurred related to:
Current year	331	358	438
Prior years (1)	40	39	60
Total incurred	371	397	498
Paid related to:
Current year	(256)	(322)	(421)
Prior years	(75)	(92)	(60)
Total paid	(331)	(414)	(481)
Net balance at December 31,	198	158	175
Add: Reinsurance recoverables	185	168	174
Balance at December 31 (included in future policy benefits and other policy-related balances),	$383	$326	$349
______________
(1)For the years ended December 31, 2022, 2021 and 2020, claims and claim adjustment expenses associated with prior years increased due to events incurred in prior years but reported in the current year.
Separate Accounts
Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $5.4 billion and $4.6 billion at December 31, 2022 and 2021, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $365 million and $500 million at December 31, 2022 and 2021, respectively. The latter category consisted primarily of company- and bank-owned life insurance. The average interest rate credited on these contracts was 6.94% and 6.48% at December 31, 2022 and 2021, respectively.
Obligations Assumed Under Structured Settlement Assignments
The Company assumed structured settlement claim obligations as an assignment company. These liabilities are measured at the present value of the future periodic claims to be provided and reported as other policy-related balances. The Company received a fee for assuming these claim obligations and, as the assignee of the claim, is legally obligated to ensure periodic payments are made to the claimant. The Company purchased annuities from an affiliate to fund these future periodic payment claim obligations and designates payments to be made directly to the claimant by the affiliated annuity writer. These annuities funding structured settlement claims are recorded as an investment. See Note 1.
See Note 5 for additional information on obligations assumed under structured settlement assignments.
MTL-28

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired
See Note 1 for a description of capitalized acquisition costs.
Nonparticipating and Non-Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts (term insurance and nonparticipating whole life insurance) over the appropriate premium paying period in proportion to the actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.
Participating, Dividend-Paying Traditional Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales, are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.
Fixed and Variable Universal Life Contracts
The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to significantly impact the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.
MTL-29

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Factors Impacting Amortization
Separate account rates of return on variable universal life contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company’s long-term expectation produce higher account balances, which increases the Company’s future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company’s long-term expectation. The Company’s practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.
The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, policyholder behavior and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.
Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.
Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.
MTL-30

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
3. Deferred Policy Acquisition Costs and Value of Business Acquired (continued)
Information regarding DAC and VOBA was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
DAC:
Balance at January 1,	$355	$361	$446
Capitalizations	41	40	41
Amortization related to:
Net investment gains (losses) and net derivative gains (losses)	(2)	—	1
Other expenses	(45)	(83)	(77)
Total amortization	(47)	(83)	(76)
Unrealized investment gains (losses)	187	37	(50)
Balance at December 31,	536	355	361
VOBA:
Balance at January 1,	33	36	39
Amortization related to other expenses	(4)	(4)	(2)
Unrealized investment gains (losses)	3	1	(1)
Balance at December 31,	32	33	36
Total DAC and VOBA:
Balance at December 31,	$568	$388	$397
4. Reinsurance
The Company enters into reinsurance agreements as a purchaser of reinsurance for certain insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks and provide additional capacity for future growth.
Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.
For its individual life insurance products, the Company has historically reinsured the mortality risk, primarily on an excess of retention or quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. The Company also reinsures portions of certain level premium term and universal life policies with secondary death benefit guarantees to a former affiliate.
The Company has reinsured certain of its annuity and supplementary contract business to an affiliate. In 2021, the Company began reinsuring certain group annuity contracts issued in connection with pension risk transfers to an affiliate.
The Company also assumes portions of certain whole life policies issued by an affiliate and a former affiliate. In 2020, the Company began assuming longevity risks for certain pension products issued by unaffiliated providers located in the U.K.
The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks. Excess of retention reinsurance agreements provide for a portion of a risk to remain with the direct writing company and quota share reinsurance agreements provide for the direct writing company to transfer a fixed percentage of all risks of a class of policies.
MTL-31

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The Company reinsures its remaining business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at both December 31, 2022 and 2021, were not significant. The Company also secured collateral from its counterparties to mitigate counterparty default risk related to its longevity reinsurance agreements.
The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $1.5 billion and $1.2 billion of unsecured unaffiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
At December 31, 2022, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $1.2 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2021, the Company had $2.7 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $2.4 billion, or 89%, were with the Company’s five largest unaffiliated ceded reinsurers, including $909 million of net unaffiliated ceded reinsurance recoverables which were unsecured.
MTL-32

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Direct premiums	$5,420	$4,866	$5,952
Reinsurance assumed	1,477	1,236	743
Reinsurance ceded	(270)	(3,442)	(260)
Net premiums	$6,627	$2,660	$6,435
Universal life and investment-type product policy fees
Direct universal life and investment-type product policy fees	$414	$430	$428
Reinsurance assumed	—	—	—
Reinsurance ceded	(177)	(249)	(287)
Net universal life and investment-type product policy fees	$237	$181	$141
Policyholder benefits and claims
Direct policyholder benefits and claims	$6,790	$6,115	$7,102
Reinsurance assumed	1,359	1,237	667
Reinsurance ceded	(610)	(3,817)	(652)
Net policyholder benefits and claims	$7,539	$3,535	$7,117
Interest credited to policyholder account balances
Direct interest credited to policyholder account balances	$370	$319	$322
Reinsurance assumed	—	—	—
Reinsurance ceded	(96)	(97)	(101)
Net interest credited to policyholder account balances	$274	$222	$221
Other expenses
Direct other expenses	$261	$135	$137
Reinsurance assumed	100	130	124
Reinsurance ceded	49	(113)	(27)
Net other expenses	$410	$152	$234
MTL-33

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
The amounts on the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

	December 31,
	2022				2021
	Direct	Assumed	Ceded	Total Balance Sheet	Direct	Assumed	Ceded	Total Balance Sheet
	(In millions)
Assets
Premiums, reinsurance and other receivables	$65	$268	$6,654	$6,987	$97	$369	$6,969	$7,435
Deferred policy acquisition costs and value of business acquired	162	473	(67)	568	180	301	(93)	388
Total assets	$227	$741	$6,587	$7,555	$277	$670	$6,876	$7,823
Liabilities
Future policy benefits	$24,480	$3,276	$—	$27,756	$20,632	$3,007	$—	$23,639
Other policy-related balances	5,658	237	(4)	5,891	5,662	335	(2)	5,995
Other liabilities	238	50	3,769	4,057	430	46	3,999	4,475
Total liabilities	$30,376	$3,563	$3,765	$37,704	$26,724	$3,388	$3,997	$34,109
Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $979 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on reinsurance at both December 31, 2022 and 2021.
MTL-34

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Related Party Reinsurance Transactions
The Company has reinsurance agreements with certain of MetLife, Inc.’s subsidiaries, including Metropolitan Life Insurance Company, Missouri Reinsurance Inc., and MetLife Insurance K.K., all of which are related parties.
Information regarding the significant effects of affiliated reinsurance included on the consolidated statements of operations was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Premiums
Reinsurance assumed	$105	$107	$111
Reinsurance ceded	(1)	(3,232)	(2)
Net premiums	$104	$(3,125)	$109
Universal life and investment-type product policy fees
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	—	(1)	(1)
Net universal life and investment-type product policy fees	$—	$(1)	$(1)
Policyholder benefits and claims
Reinsurance assumed	$103	$101	$101
Reinsurance ceded	(36)	(3,138)	(1)
Net policyholder benefits and claims	$67	$(3,037)	$100
Interest credited to policyholder account balances
Reinsurance assumed	$—	$—	$—
Reinsurance ceded	(30)	(30)	(29)
Net interest credited to policyholder account balances	$(30)	$(30)	$(29)
Other expenses
Reinsurance assumed	$18	$20	$19
Reinsurance ceded	80	(89)	—
Net other expenses	$98	$(69)	$19
Information regarding the significant effects of affiliated reinsurance included on the consolidated balance sheets was as follows at:

	December 31,
	2022		2021
	Assumed	Ceded	Assumed	Ceded
	(In millions)
Assets
Premiums, reinsurance and other receivables	$28	$3,992	$30	$4,161
Deferred policy acquisition costs and value of business acquired	112	—	85	—
Total assets	$140	$3,992	$115	$4,161
Liabilities
Future policy benefits	$755	$—	$684	$—
Other policy-related balances	8	—	7	—
Other liabilities	7	3,089	8	3,210
Total liabilities	$770	$3,089	$699	$3,210
MTL-35

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
4. Reinsurance (continued)
Effective April 1, 2021, the Company, entered into an agreement to cede certain group annuity contracts issued in connection with a qualifying pension risk transfer on a modified coinsurance basis to Missouri Reinsurance Inc., an affiliate. The significant reinsurance effects to the Company were primarily increases in premiums, reinsurance and other receivables of $3.0 billion and $3.1 billion and other liabilities of $3.1 billion and $3.2 billion at December 31, 2022 and 2021, respectively, as well as decreases (increases) to premiums of $0 and $3.2 billion, policyholder benefits and claims of $34 million and $3.1 billion and other expenses of ($80) million and $89 million for the years ended December 31, 2022 and 2021, respectively.
The Company has secured certain reinsurance recoverable balances with collateral, including funds withheld accounts. The Company had $1.0 billion and $1.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2022 and 2021, respectively.
Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $978 million and $1.0 billion at December 31, 2022 and 2021, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2022 and 2021.
5. Investments
See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.
Investment Risks and Uncertainties
Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of ACL and impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.
The determination of ACL and impairments is highly subjective and is based upon quarterly evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.
The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities and collateralized loan obligations (“ABS & CLO”), certain structured investment transactions and FVO Securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.
Fixed Maturity Securities AFS
Fixed Maturity Securities AFS by Sector
The following table presents fixed maturity securities AFS by sector. U.S. corporate and foreign corporate sectors include redeemable preferred stock. RMBS includes agency, prime, prime investor, non-qualified residential mortgage, alternative, reperforming and sub-prime mortgage-backed securities. ABS & CLO includes securities collateralized by consumer loans, corporate loans and broadly syndicated bank loans. Municipals includes taxable and tax-exempt revenue bonds and, to a much lesser extent, general obligations of states, municipalities and political subdivisions. Commercial mortgage-backed securities (“CMBS”) primarily includes securities collateralized by multiple commercial mortgage loans. RMBS, ABS & CLO and CMBS are, collectively, “Structured Products.”
MTL-36

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)

	December 31,
	2022					2021
	Amortized Cost		Gross Unrealized		Estimated Fair Value	Amortized Cost		Gross Unrealized		Estimated Fair Value
Sector		ACL	Gains	Losses			ACL	Gains	Losses
	(In millions)
U.S. corporate	$9,258	$—	$22	$1,361	$7,919	$7,864	$—	$669	$35	$8,498
Foreign corporate	5,747	—	25	1,152	4,620	4,641	(8)	319	56	4,896
RMBS	3,532	—	4	515	3,021	2,882	—	80	26	2,936
ABS & CLO	2,447	—	—	188	2,259	2,286	—	15	6	2,295
Foreign government	1,777	(1)	55	264	1,567	1,741	—	251	17	1,975
U.S. government and agency	1,695	—	2	207	1,490	3,901	—	256	38	4,119
CMBS	1,518	—	2	168	1,352	1,453	(1)	42	4	1,490
Municipals	1,590	—	2	294	1,298	985	—	87	2	1,070
Total fixed maturity securities AFS	$27,564	$(1)	$112	$4,149	$23,526	$25,753	$(9)	$1,719	$184	$27,279
Methodology for Amortization of Premium and Accretion of Discount on Structured Products
Amortization of premium and accretion of discount on Structured Products considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for Structured Products are estimated using inputs obtained from third-party specialists and based on management’s knowledge of the current market. For credit-sensitive and certain prepayment-sensitive Structured Products, the effective yield is recalculated on a prospective basis. For all other Structured Products, the effective yield is recalculated on a retrospective basis.
Maturities of Fixed Maturity Securities AFS
The amortized cost, net of ACL, and estimated fair value of fixed maturity securities AFS, by contractual maturity date, were as follows at December 31, 2022:

	Due in One Year or Less	Due After One Year Through Five Years	Due After Five Years Through Ten Years	Due After Ten Years	Structured Products	Total Fixed Maturity Securities AFS
	(In millions)
Amortized cost, net of ACL	$459	$2,993	$4,229	$12,385	$7,497	$27,563
Estimated fair value	$454	$2,851	$3,715	$9,874	$6,632	$23,526
Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities AFS not due at a single maturity date have been presented in the year of final contractual maturity. Structured Products are shown separately, as they are not due at a single maturity.
MTL-37

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Continuous Gross Unrealized Losses for Fixed Maturity Securities AFS by Sector
The following table presents the estimated fair value and gross unrealized losses of fixed maturity securities AFS in an unrealized loss position without an ACL by sector and aggregated by length of time that the securities have been in a continuous unrealized loss position.

	December 31,
	2022				2021
	Less than 12 Months		Equal to or Greater than 12 Months		Less than 12 Months		Equal to or Greater than 12 Months
Sector & Credit Quality	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
	(Dollars in millions)
U.S. corporate	$6,036	$1,018	$979	$343	$1,423	$30	$96	$5
Foreign corporate	3,212	805	987	347	1,252	36	175	20
RMBS	1,926	259	1,001	256	1,492	23	62	3
ABS & CLO	1,559	124	519	64	1,111	6	73	1
Foreign government	809	150	293	114	419	13	41	4
U.S. government and agency	939	90	472	117	1,748	16	221	21
CMBS	935	119	276	49	466	3	52	1
Municipals	1,097	254	109	40	130	2	11	—
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Investment grade	15,799	2,747	4,440	1,283	7,775	123	693	52
Below investment grade	714	72	196	47	266	6	38	3
Total fixed maturity securities AFS	$16,513	$2,819	$4,636	$1,330	$8,041	$129	$731	$55
Total number of securities in an unrealized loss position	3,751		1,330		1,486		220
Evaluation of Fixed Maturity Securities AFS for Credit Loss
Evaluation and Measurement Methodologies
Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management’s evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the credit loss evaluation process include, but are not limited to:(i) the extent to which the estimated fair value has been below amortized cost, (ii) adverse conditions specifically related to a security, an industry sector or sub-sector, or an economically depressed geographic area, adverse change in the financial condition of the issuer of the security, changes in technology, discontinuance of a segment of the business that may affect future earnings, and changes in the quality of credit enhancement, (iii) payment structure of the security and likelihood of the issuer being able to make payments, (iv) failure of the issuer to make scheduled interest and principal payments, (v) whether the issuer, or series of issuers or an industry has suffered a catastrophic loss or has exhausted natural resources, (vi) whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers, (vii) with respect to Structured Products, changes in forecasted cash flows after considering the changes in the financial condition of the underlying loan obligors and quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security, (viii) changes in the rating of the security by a rating agency, and (ix) other subjective factors, including concentrations and information obtained from regulators.
MTL-38

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The methodology and significant inputs used to determine the amount of credit loss are as follows:
•The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security at the time of purchase for fixed-rate securities and the spot rate at the date of evaluation of credit loss for floating-rate securities.
•When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall credit loss evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management’s single best estimate, the most likely outcome in a range of possible outcomes, after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security’s position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; any private and public sector programs to restructure foreign government securities and municipals; and changes to the rating of the security or the issuer by rating agencies.
•Additional considerations are made when assessing the unique features that apply to certain Structured Products including, but not limited to: the quality of underlying collateral, historical performance of the underlying loan obligors, historical rent and vacancy levels, changes in the financial condition of the underlying loan obligors, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, changes in the quality of credit enhancement and the payment priority within the tranche structure of the security.
With respect to securities that have attributes of debt and equity (“perpetual hybrid securities”), consideration is given in the credit loss analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities with an unrealized loss, regardless of credit rating, have deferred any dividend payments.
In periods subsequent to the recognition of an initial ACL on a security, the Company reassesses credit loss quarterly. Subsequent increases or decreases in the expected cash flow from the security result in corresponding decreases or increases in the ACL which are recognized in earnings and reported within net investment gains (losses); however, the previously recorded ACL is not reduced to an amount below zero. Full or partial write-offs are deducted from the ACL in the period the security, or a portion thereof, is considered uncollectible. Recoveries of amounts previously written off are recorded to the ACL in the period received. When the Company has the intent to sell the security or it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost, any ACL is written off and the amortized cost is written down to estimated fair value through a charge within net investment gains (losses), which becomes the new amortized cost of the security.
Evaluation of Fixed Maturity Securities AFS in an Unrealized Loss Position
Gross unrealized losses on securities without an ACL increased $4.0 billion for the year ended December 31, 2022 to $4.1 billion primarily due to increases in interest rates, widening credit spreads, and the impact of weakening foreign currencies on certain non-functional currency denominated fixed maturity securities.
Gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater were $1.3 billion at December 31, 2022, or 32% of the total gross unrealized losses on securities without an ACL.
Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $1.3 billion, or 96%, were related to 1,245 investment grade securities. Unrealized losses on investment grade securities are principally related to widening credit spreads since purchase and, with respect to fixed-rate securities, rising interest rates since purchase.
MTL-39

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Below Investment Grade Fixed Maturity Securities AFS
Of the $1.3 billion of gross unrealized losses on securities without an ACL that have been in a continuous gross unrealized loss position for 12 months or greater, $47 million, or 4%, were related to 85 below investment grade securities. Unrealized losses on below investment grade securities are principally related to U.S. corporate and foreign corporate securities (primarily transportation, consumer and communications). These unrealized losses are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainty, as well as with respect to fixed-rate securities, rising interest rates since purchase. Management evaluates U.S. corporate and foreign corporate securities based on several factors such as expected cash flows, financial condition and near-term and long -term prospects of the issuers.
Current Period Evaluation
At December 31, 2022, with respect to securities in an unrealized loss position without an ACL, the Company did not intend to sell these securities, and it was not more likely than not that the Company would be required to sell these securities before the anticipated recovery of the remaining amortized cost. Based on the Company’s current evaluation of its securities in an unrealized loss position without an ACL, the Company concluded that these securities had not incurred a credit loss and should not have an ACL at December 31, 2022.
Future provisions for credit loss will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings and collateral valuation.
Mortgage Loans
Mortgage Loans by Portfolio Segment
Mortgage loans are summarized as follows at:

	December 31,
	2022		2021
Portfolio Segment	Carrying Value	% of Total	Carrying Value	% of Total
	(Dollars in millions)
Commercial	$4,308	47.0%	$3,426	49.8%
Agricultural	3,438	37.5	2,662	38.7
Residential	1,466	16.0	817	11.9
Total amortized cost	9,212	100.5	6,905	100.4
Allowance for credit loss	(46)	(0.5)	(29)	(0.4)
Total mortgage loans, net	$9,166	100.0%	$6,876	100.0%
The amount of net (discounts) premiums and deferred (fees) expenses, included within total amortized cost, primarily attributable to residential mortgage loans, was $7 million and $2 million at December 31, 2022 and 2021, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2022 was $18 million, $29 million and $11 million, respectively. The accrued interest income excluded from total amortized cost for commercial, agricultural and residential mortgage loans at December 31, 2021 was $12 million, $25 million and $6 million, respectively.
Purchases of unaffiliated mortgage loans, consisting primarily of residential mortgage loans, were $860 million and $408 million for the years ended December 31, 2022 and 2021, respectively.
The Company originates mortgage loans through an affiliate. The affiliate originates and acquires mortgage loans and the Company simultaneously purchases participation interests under a master participation agreement. The aggregate amount of mortgage loan participation interests purchased by the Company from such affiliate for the years ended December 31, 2022, 2021 and 2020 were $1.6 billion, $2.1 billion and 1.1 billion, respectively. In connection with the mortgage loan participations, the affiliate collected mortgage loan principal and interest payments on the Company’s behalf and the affiliate remitted such payments to the Company in the amount of $499 million, $388 million and $209 million for the years ended December 31, 2022, 2021 and 2020, respectively.
MTL-40

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
See “— Real Estate and Real Estate Joint Ventures” for the carrying value of wholly-owned real estate acquired through foreclosure. In addition, for the year ended December 31, 2022, the Company contributed commercial mortgage loans with an amortized cost of $29 million to joint ventures in anticipation of subsequent foreclosure or deed-in-lieu of foreclosure transactions. During the year, the joint ventures completed foreclosure or deed-in-lieu of foreclosure transactions on loans with an amortized cost of $28 million. The real estate collateralizing these foreclosures or deed-in-lieu of foreclosures had an estimated fair value in excess of amortized cost. As a result of the excess of estimated fair value of the collateral over the amortized cost of the commercial mortgage loans, upon consummating the foreclosures or deed-in-lieu of foreclosure transactions, the joint ventures recognized a gain, of which the Company recognized its pro-rata share of $3 million within net investment gains (losses).
Rollforward of Allowance for Credit Loss for Mortgage Loans by Portfolio Segment
The rollforward of ACL for mortgage loans, by portfolio segment, is as follows:

	Years Ended December 31,
	2022				2021				2020
	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total	Commercial	Agricultural	Residential	Total
	(In millions)
Balance at January 1,	$16	$9	$4	$29	$11	$9	$4	$24	$9	$2	$—	$11
Adoption of credit loss guidance	—	—	—	—	—	—	—	—	(4)	3	1	—
Provision (release)	1	5	11	17	5	—	—	5	6	4	3	13
Balance at December 31,	$17	$14	$15	$46	$16	$9	$4	$29	$11	$9	$4	$24
Allowance for Credit Loss Methodology
The Company records an allowance for expected lifetime credit loss in earnings within net investment gains (losses) in an amount that represents the portion of the amortized cost basis of mortgage loans that the Company does not expect to collect, resulting in mortgage loans being presented at the net amount expected to be collected. In determining the Company’s ACL, management applies significant judgment to estimate expected lifetime credit loss, including: (i) pooling mortgage loans that share similar risk characteristics, (ii) considering expected lifetime credit loss over the contractual term of its mortgage loans adjusted for expected prepayments and any extensions, and (iii) considering past events and current and forecasted economic conditions. Each of the Company’s commercial, agricultural and residential mortgage loan portfolio segments are evaluated separately. The ACL is calculated for each mortgage loan portfolio segment based on inputs unique to each loan portfolio segment. On a quarterly basis, mortgage loans within a portfolio segment that share similar risk characteristics, such as internal risk ratings or consumer credit scores, are pooled for calculation of ACL. On an ongoing basis, mortgage loans with dissimilar risk characteristics (i.e., loans with significant declines in credit quality), collateral dependent mortgage loans (i.e., when the borrower is experiencing financial difficulty, including when foreclosure is reasonably possible or probable) and reasonably expected TDRs (i.e., the Company grants concessions to borrower that is experiencing financial difficulties) are evaluated individually for credit loss. The ACL for loans evaluated individually are established using the same methodologies for all three portfolio segments. For example, the ACL for a collateral dependent loan is established as the excess of amortized cost over the estimated fair value of the loan’s underlying collateral, less selling cost when foreclosure is probable. Accordingly, the change in the estimated fair value of collateral dependent loans, which are evaluated individually for credit loss, is recorded as a change in the ACL which is recorded on a quarterly basis as a charge or credit to earnings in net investment gains (losses).
MTL-41

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Commercial and Agricultural Mortgage Loan Portfolio Segments
Commercial and agricultural mortgage loan ACL are calculated in a similar manner. Within each loan portfolio segment, commercial and agricultural, loans are pooled by internal risk rating. Estimated lifetime loss rates, which vary by internal risk rating, are applied to the amortized cost of each loan, excluding accrued investment income, on a quarterly basis to develop the ACL. Internal risk ratings are based on an assessment of the loan’s credit quality, which can change over time. The estimated lifetime loss rates are based on several loan portfolio segment-specific factors, including (i) the Company’s experience with defaults and loss severity, (ii) expected default and loss severity over the forecast period, (iii) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, (iv) loan specific characteristics including loan-to-value (“LTV”) ratios, and (v) internal risk ratings. These evaluations are revised as conditions change and new information becomes available. The Company uses its several decades of historical default and loss severity experience which capture multiple economic cycles. The Company uses a forecast of economic assumptions for a two-year period for most of its commercial and agricultural mortgage loans, while a one-year period is used for loans originated in certain markets. After the applicable forecast period, the Company reverts to its historical loss experience using a straight-line basis over two years. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, recent loss and recovery trend experience as compared to historical loss and recovery experience, and loan specific characteristics including debt service coverage ratios (“DSCR”). In estimating expected lifetime credit loss over the term of its commercial mortgage loans, the Company adjusts for expected prepayment and extension experience during the forecast period using historical prepayment and extension experience considering the expected position in the economic cycle and the loan profile (i.e., floating rate, shorter-term fixed rate and longer-term fixed rate) and after the forecast period using long-term historical prepayment experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. In estimating expected lifetime credit loss over the term of its agricultural mortgage loans, the Company’s experience is much less sensitive to the position in the economic cycle and by loan profile; accordingly, historical prepayment experience is used, while extension terms are not prevalent with the Company’s agricultural mortgage loans.
Commercial mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios, DSCR and tenant creditworthiness. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher LTV ratios and lower DSCR. Agricultural mortgage loans are reviewed on an ongoing basis, which review includes, but is not limited to, property inspections, market analysis, estimated valuations of the underlying collateral, LTV ratios and borrower creditworthiness, as well as reviews on a geographic and property-type basis. The monitoring process for agricultural mortgage loans also focuses on higher risk loans.
For commercial mortgage loans, the primary credit quality indicator is the DSCR, which compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the DSCR, the higher the risk of experiencing a credit loss. The Company also reviews the LTV ratio of its commercial mortgage loan portfolio. LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the LTV ratio, the higher the risk of experiencing a credit loss. The DSCR and the values utilized in calculating the ratio are updated routinely. In addition, the LTV ratio is routinely updated for all but the lowest risk loans as part of the Company’s ongoing review of its commercial mortgage loan portfolio.
For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.
Commitments to lend: After loans are approved, the Company makes commitments to lend and, typically, borrowers draw down on some or all of the commitments. The timing of mortgage loan funding is based on the commitment expiration dates. A liability for credit loss for unfunded commercial and agricultural mortgage loan commitments that are not unconditionally cancellable is recognized in earnings and is reported within net investment gains (losses). The liability is based on estimated lifetime loss rates as described above and the amount of the outstanding commitments,
MTL-42

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
which for lines of credit, considers estimated utilization rates. When the commitment is funded or expires, the liability is adjusted accordingly.
Residential Mortgage Loan Portfolio Segment
The Company’s residential mortgage loan portfolio is comprised primarily of purchased closed end, amortizing residential mortgage loans, including both performing loans purchased within 12 months of origination and reperforming loans purchased after they have been performing for at least 12 months post-modification. Residential mortgage loans are pooled by loan type (i.e., new origination and reperforming) and pooled by similar risk profiles (including consumer credit score and LTV ratios). Estimated lifetime loss rates, which vary by loan type and risk profile, are applied to the amortized cost of each loan excluding accrued investment income on a quarterly basis to develop the ACL. The estimated lifetime loss rates are based on several factors, including (i) industry historical experience and expected results over the forecast period for defaults, (ii) loss severity, (iii) prepayment rates, (iv) current and forecasted economic conditions including growth, inflation, interest rates and unemployment levels, and (v) loan pool specific characteristics including consumer credit scores, LTV ratios, payment history and home prices. These evaluations are revised as conditions change and new information becomes available. The Company uses industry historical experience which captures multiple economic cycles as the Company has purchased most of its residential mortgage loans in the last five years. The Company uses a forecast of economic assumptions for a two-year period for most of its residential mortgage loans. After the applicable forecast period, the Company immediately reverts to industry historical loss experience.
For residential mortgage loans, the Company’s primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in nonaccrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.
Credit Quality of Mortgage Loans by Portfolio Segment
The amortized cost of commercial mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$693	$1,175	$294	$433	$252	$545	$—	$3,392	78.7%
65% to 75%	411	176	91	32	46	26	—	782	18.2
76% to 80%	—	2	—	47	4	9	—	62	1.4
Greater than 80%	—	—	—	14	7	51	—	72	1.7
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
DSCR:
> 1.20x	$1,058	$1,227	$366	$484	$286	$539	$—	$3,960	91.9%
1.00x - 1.20x	32	33	10	12	9	37	—	133	3.1
<1.00x	14	93	9	30	14	55	—	215	5.0
Total	$1,104	$1,353	$385	$526	$309	$631	$—	$4,308	100.0%
MTL-43

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
The amortized cost of agricultural mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
LTV ratios:
Less than 65%	$692	$1,201	$714	$193	$279	$67	$64	$3,210	93.4%
65% to 75%	19	92	46	—	49	4	3	213	6.2
Greater than 80%	—	—	15	—	—	—	—	15	0.4
Total	$711	$1,293	$775	$193	$328	$71	$67	$3,438	100%
The amortized cost of residential mortgage loans by credit quality indicator and vintage year was as follows at December 31, 2022:

Credit Quality Indicator	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
	(Dollars in millions)
Performance indicators:
Performing	$547	$511	$118	$271	$9	$3	$—	$1,459	99.5%
Nonperforming (1)	2	2	—	3	—	—	—	7	0.5
Total	$549	$513	$118	$274	$9	$3	$—	$1,466	100.0%
__________________
(1)Includes residential mortgage loans in process of foreclosure of $2 million and $0 at December 31, 2022 and 2021, respectively.
LTV ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. The amortized cost of commercial and agricultural mortgage loans with an LTV ratio in excess of 100% was $42 million, or 1% of total commercial and agricultural mortgage loans at December 31, 2022.
MTL-44

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Real Estate and Real Estate Joint Ventures
The Company’s real estate investment portfolio is diversified by property type, geography and income stream, including income from operating leases, operating income and equity in earnings from equity method real estate joint ventures. Real estate investments, by income type, as well as income earned, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Income Type	Carrying Value		Income
	(In millions)
Wholly-owned real estate:
Leased real estate	$43	$56	$7	$7	$33
Other real estate	—	—	—	—	2
Real estate joint ventures	590	294	12	7	(2)
Total real estate and real estate joint ventures	$633	$350	$19	$14	$33
Leases
Leased Real Estate Investments - Operating Leases
The Company, as lessor, leases investment real estate through a variety of operating lease arrangements, which typically include tenant reimbursement for property operating costs and options to renew or extend the lease. The Company has elected a practical expedient of not separating non-lease components related to reimbursement of property operating costs from associated lease components. These property operating costs have the same timing and pattern of transfer as the related lease component because they are incurred over the same period of time as the operating lease. Therefore, the combined component is accounted for as a single operating lease. Leased real estate investments and income earned, by property type, were as follows at and for the periods indicated:

	December 31,		Years Ended December 31,
	2022	2021	2022	2021	2020
Property Type	Carrying Value		Income
	(In millions)
Leased real estate investments:
Land	$43	$43	$3	$3	$2
Industrial	—	13	4	4	3
Office	—	—	—	—	28
Total leased real estate investments	$43	$56	$7	$7	$33
Future contractual receipts under operating leases at December 31, 2022 were $2 million in 2023, $2 million in 2024, $2 million in 2025, $3 million in 2026, $0 in 2027, and in total were $9 million.
Other Invested Assets
Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 6), corporate owned life insurance and affiliated loans ( see “— Related Party Investment Transactions”).
MTL-45

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
FVO Securities
The following table presents the cost, net unrealized gains (losses) and estimated fair value of FVO Securities at:

	December 31,
	2022			2021
	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value	Cost	Net Unrealized Gains (Losses) (1)	Estimated Fair Value

		(In millions)
FVO Securities	$—	$—	$—	$106	$99	$205
______________
(1)Represents cumulative changes in estimated fair value, recognized in earnings, and not in OCI.
Cash Equivalents
Cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $644 million and $379 million, principally at estimated fair value, at December 31, 2022 and 2021, respectively.
Concentrations of Credit Risk
Investments in any counterparty that were greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and its agencies, at estimated fair value, were in fixed income securities of the following foreign government and its agencies and in corporate fixed income securities:

	December 31,
	2022	2021
	(In millions)
Government
Canada	$1,068	$1,285
Corporate
Ernst & Young LLP	$151	N/A
Bain Capital Holdings LP	$124	N/A
Securities Lending Transactions
Securities, Collateral and Reinvestment Portfolio
A summary of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022			2021
	Securities (1)			Securities (1)
Agreement Type	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value	Estimated Fair Value	Cash Collateral Received from Counterparties (2)	Reinvestment Portfolio at Estimated Fair Value
	(In millions)
Securities lending	$1,373	$1,408	$1,316	$2,191	$2,232	$2,232
______________
(1)These securities were included within fixed maturity securities AFS and short-term investments at December 31, 2022 and within fixed maturity securities AFS at December 31, 2021.
(2)The liability for cash collateral is included within payables for collateral under securities loaned and other transactions.
MTL-46

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Contractual Maturities
Contractual maturities of these transactions accounted for as secured borrowings were as follows:

	December 31,
	2022					2021
	Remaining Tenor of Securities Lending Agreements					Remaining Tenor of Securities Lending Agreements
Security Type	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total	Open (1)	1 Month or Less	Over 1 Month to 6 Months	Over 6 Months to 1 Year	Total
	(In millions)
Cash collateral liability by loaned security type:
U.S. government and agency	$224	$672	$258	$—	$1,154	$609	$800	$822	$—	$2,231
Agency RMBS	—	63	191	—	254	—	—	—	—	—
U.S. corporate	—	—	—	—	—	1	—	—	—	1
Total	$224	$735	$449	$—	$1,408	$610	$800	$822	$—	$2,232
______________
(1)The related security could be returned to the Company on the next business day, which would require the Company to immediately return the cash collateral.
If the Company is required to return significant amounts of cash collateral on short notice and is forced to sell investments to meet the return obligation, it may have difficulty selling such collateral that is invested in a timely manner, be forced to sell investments in a volatile or illiquid market for less than what otherwise would have been realized under normal market conditions, or both.
The reinvestment portfolio consists principally of high quality, liquid, publicly-traded fixed maturity securities AFS, short term investments, cash equivalents, or cash. If the securities, or the reinvestment portfolio become less liquid, liquidity resources within the general account are available to meet any potential cash demands when securities are put back by the counterparty.
Invested Assets on Deposit and Pledged as Collateral
Invested assets on deposit and pledged as collateral are presented below at estimated fair value for all asset classes, except mortgage loans, which are presented at carrying value and were as follows at:

	December 31,
	2022	2021
	(In millions)
Invested assets on deposit (regulatory deposits)	$1,175	$1,471
Invested assets pledged as collateral (1)	1,958	1,435
Total invested assets on deposit and pledged as collateral	$3,133	$2,906
______________
(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 2) and derivative transactions (see Note 6).
See “— Securities Lending Transactions” for information regarding securities supporting securities lending transactions. In addition, the Company’s investment in FHLBNY common stock, included within other invested assets, which is considered restricted until redeemed by the issuer, was $70 million and $51 million, at redemption value, at December 31, 2022 and 2021, respectively, (see Note 1).
MTL-47

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Collectively Significant Equity Method Investments
The Company held equity method investments of $1.7 billion at December 31, 2022, comprised primarily of other limited partnership interests (private equity funds and hedge funds) and real estate joint ventures (including real estate funds). The Company’s maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus $843 million of unfunded commitments at December 31, 2022.
As described in Note 1, the Company generally recognizes its share of earnings in its equity method investments within net investment income using a three-month lag in instances where the investee’s financial information is not sufficiently timely or when the investee’s reporting period differs from the Company’s reporting period. Aggregate net investment income from these equity method investments exceeded 10% of the Company’s consolidated pre-tax income (loss) for the three most recent annual periods.
The following aggregated summarized financial data reflects the latest available financial information and does not represent the Company’s proportionate share of the assets, liabilities, or earnings of such entities.
Aggregate total assets of these entities totaled $504.5 billion and $444.5 billion at December 31, 2022 and 2021, respectively. Aggregate total liabilities of these entities totaled $66.8 billion and $57.5 billion at December 31, 2022 and 2021, respectively. Aggregate net income (loss) of these entities totaled $5.4 billion, $87.8 billion and $8.4 billion for the years ended December 31, 2022, 2021 and 2020, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income (loss) and realized and unrealized investment gains (losses).
Variable Interest Entities
The Company has invested in legal entities that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity. The determination of the VIE’s primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party’s relationship with or involvement in the entity. There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2022 and 2021.
Unconsolidated VIEs
The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

	December 31,
	2022		2021
Asset Type	Carrying Amount	Maximum Exposure to Loss (1)	Carrying Amount	Maximum Exposure to Loss (1)
	(In millions)
Fixed maturity securities AFS (2)	$5,339	$5,339	$6,092	$6,092
Other limited partnership interests	1,091	1,613	999	1,538
Real estate joint ventures	96	96	151	151
Other invested assets	8	14	9	22
Total	$6,534	$7,062	$7,251	$7,803
______________
(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and the affiliated real estate joint ventures is equal to the carrying amounts plus any unfunded commitments.
(2)For variable interests in Structured Products included within fixed maturity securities AFS, the Company’s involvement is limited to that of a passive investor in mortgage-backed or asset-backed securities issued by trusts that do not have substantial equity.
MTL-48

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs for each of the years ended December 31, 2022, 2021 and 2020.
Net Investment Income
The composition of net investment income by asset type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$986	$797	$631
Equity securities	—	1	1
Mortgage loans	340	210	156
Policy loans	83	82	89
Real estate and real estate joint ventures	19	14	33
Other limited partnership interests	71	333	48
Cash, cash equivalents and short-term investments	19	—	3
FVO Securities	(19)	44	43
Annuities funding structured settlement claims	323	330	319
Other	57	(28)	1
Subtotal investment income	1,879	1,783	1,324
Less: Investment expenses	95	36	63
Net investment income	$1,784	$1,747	$1,261

Net Investment Income (“NII”) Information
Net realized and unrealized gains (losses) recognized in NII:
Net realized gains (losses) from sales and disposals (primarily FVO Securities)	$—	$—	$8
Net unrealized gains (losses) from changes in estimated fair value (primarily FVO Securities)	(17)	53	46
Net realized and unrealized gains (losses) recognized in NII	$(17)	$53	$54

Changes in estimated fair value subsequent to purchase of FVO Securities still held at the end of the respective periods and recognized in NII:	$—	$44	$43

Equity method investments NII (primarily real estate joint ventures and other limited partnership interests)	$85	$342	$46
MTL-49

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Net Investment Gains (Losses)
Net Investment Gains (Losses) by Asset Type and Transaction Type
The composition of net investment gains (losses) by asset type and transaction type was as follows:

	Years Ended December 31,
Asset Type	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(165)	$60	$8
Equity securities	—	2	(6)
Mortgage loans	(18)	(5)	10
Real estate and real estate joint ventures	211	1	—
Other limited partnership interests	6	—	(2)
Other gains (losses)	4	3	(16)
Total net investment gains (losses)	$38	$61	$(6)

Transaction Type
Realized gains (losses) on investments sold or disposed	$47	$69	$10
Recognized gains (losses):
Change in allowance for credit loss recognized in earnings	(9)	(14)	(11)
Unrealized net gains (losses) recognized in earnings	—	6	(5)
Net investment gains (losses)	$38	$61	$(6)

Net Investment Gains (Losses) (“NIGL”) Information
Net realized investment gains (losses) from sales and disposals of investments:
Recognized in NIGL	$47	$69	$10
Recognized in NII	—	—	8
Net realized investment gains (losses) from sales and disposals of investments	$47	$69	$18
Fixed Maturity Securities AFS - Composition of Net Investment Gains (Losses)
The composition of net investment gains (losses) for these securities is as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Proceeds	$6,708	$9,449	$5,710
Gross investment gains	$142	$172	$75
Gross investment losses	(315)	(103)	(67)
Realized gains (losses) on sales and disposals	(173)	69	8
Net credit loss (provision) release (change in ACL recognized in earnings)	8	(9)	—
Net investment gains (losses)	$(165)	$60	$8
MTL-50

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
5. Investments (continued)
Related Party Investment Transactions
The Company transfers invested assets to and from affiliates. Invested assets transferred were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Estimated fair value of invested assets transferred to affiliates	$470	$690	$378
Amortized cost of invested assets transferred to affiliates	$350	$559	$378
Net investment gains (losses) recognized on transfers	$120	$131	$—
Estimated fair value of derivative liabilities transferred to affiliates	$64	$—	$—
Estimated fair value of invested assets transferred from affiliates	$473	$795	$393
Recurring related party investments and related net investment income were as follows at and for the periods ended:

		December 31,		Years Ended December 31,
		2022	2021	2022	2021	2020
Investment Type/Balance Sheet Category	Related Party	Carrying Value		Net Investment Income
		(In millions)
Affiliated investments (1)	MetLife, Inc.	$82	$97	$2	$2	$2
Other invested assets		$82	$97	$2	$2	$2
_________________
(1)Represents an investment in affiliated senior unsecured notes which have maturity dates from July 2028 to December 2031 and bear interest, payable semi-annually, at rates per annum ranging from 1.75% to 1.85%, respectively. In July 2021, ¥9.3 billion (the equivalent of $87 million) of 2.97% affiliated senior unsecured notes matured and were refinanced with the following senior unsecured notes: (i) ¥2.8 billion 1.75% due July 2028, (ii) ¥6.5 billion 1.85% due July 2031. In December 2021, a ¥1.4 billion (the equivalent of $13 million) 3.14% affiliated senior unsecured note matured and was refinanced with a ¥1.4 billion 1.85% affiliated senior note due December 2031.
As a structured settlements assignment company, the Company purchased annuities from an affiliate to fund the periodic structured settlement claim payment obligations it assumed. Each annuity purchased is contractually designated to the assumed claim obligation it funds. The aggregate contract values of annuities funding structured settlement claims are recorded as an asset for which the Company has also recorded an unpaid claim obligation of equal amount. Such aggregated contract values were $5.3 billion and $5.4 billion at December 31, 2022 and 2021, respectively. The related net investment income and corresponding policyholder benefits and claims recognized were $323 million, $330 million and $319 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company receives investment administrative services from affiliates. The related investment administrative service charges were $55 million, $30 million and $27 million for the years ended December 31, 2022, 2021 and 2020, respectively.
See “— Variable Interest Entities” for information on investments in affiliated real estate joint ventures.
See “— Mortgage Loans — Mortgage Loans by Portfolio Segment” for discussion of mortgage loan participation agreements with affiliates.
MTL-51

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements

6. Derivatives
Accounting for Derivatives
See Note 1 for a description of the Company’s accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.
Derivative Strategies
The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.
Derivatives are financial instruments with values derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties (“OTC-cleared”), while others are bilateral contracts between two counterparties (“OTC-bilateral”). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash markets.
Interest Rate Derivatives
The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and futures.
Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and nonqualifying hedging relationships.
The Company purchases interest rate caps primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, and interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in nonqualifying hedging relationships.
In exchange-traded interest rate (Treasury and swap) futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate securities, to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts and to pledge initial margin based on futures exchange requirements. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange. Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in nonqualifying hedging relationships.
Swaptions are used by the Company to hedge interest rate risk associated with the Company’s long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in nonqualifying hedging relationships. Swaptions are included in interest rate options.
A synthetic guaranteed interest contract (“GIC”) is a contract that simulates the performance of a traditional GIC through the use of financial instruments. The contractholder owns the underlying assets, and the Company provides a guarantee (or “wrap”) on the participant funds for an annual risk charge. The Company’s maximum exposure to loss on synthetic GICs is the notional amount, in the event the values of all of the underlying assets were reduced to zero. The Company’s risk is substantially lower due to contractual provisions that limit the portfolio to high quality assets, which are
MTL-52

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
pre-approved and monitored for compliance, as well as the collection of risk charges. In addition, the crediting rates reset periodically to amortize market value gains and losses over a period equal to the duration of the wrapped portfolio, subject to a 0% floor. While plan participants may transact at book value, contractholder withdrawals may only occur immediately at market value, or at book value paid over a period of time per contract provisions. Synthetic GICs are not designated as hedging instruments.
Foreign Currency Exchange Rate Derivatives
The Company uses foreign currency exchange rate derivatives, including foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.
In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and nonqualifying hedging relationships.
In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in nonqualifying hedging relationships.
Credit Derivatives
The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional amount in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations and involuntary restructuring for corporate obligors, as well as repudiation, moratorium or governmental intervention for sovereign obligors. In each case, payout on a credit default swap is triggered only after the relevant third party, Credit Derivatives Determinations Committee determines that a credit event has occurred. The Company utilizes credit default swaps in nonqualifying hedging relationships.
The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. government and agency, or other fixed maturity securities AFS. These credit default swaps are not designated as hedging instruments.
Equity Derivatives
The Company uses equity index options primarily to hedge against adverse changes in equity indices. The Company enters into contracts to sell the underlying equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Certain of these contracts may also contain settlement provisions linked to interest rates. In certain instances, the Company may enter into a combination of transactions to hedge adverse changes in equity indices within a pre-determined range through the purchase and sale of options. The Company utilizes equity index options in nonqualifying hedging relationships.
MTL-53

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Primary Risks Managed by Derivatives
The following table presents the primary underlying risk exposure, gross notional amount and estimated fair value of the Company’s derivatives, excluding embedded derivatives, held at:

	Primary Underlying Risk Exposure	December 31,
		2022			2021
			Estimated Fair Value			Estimated Fair Value
		Gross Notional Amount	Assets	Liabilities	Gross Notional Amount	Assets	Liabilities

		(In millions)
Derivatives Designated as Hedging Instruments:
Fair value hedges:
Interest rate swaps	Interest rate	$107	$—	$23	$10	$—	$—
Foreign currency swaps	Foreign currency exchange rate	37	7	—	37	3	—
Subtotal		144	7	23	47	3	—
Cash flow hedges:
Interest rate swaps	Interest rate	345	—	23	15	—	—
Foreign currency swaps	Foreign currency exchange rate	3,845	470	6	3,257	130	39
Subtotal		4,190	470	29	3,272	130	39
Total qualifying hedges		4,334	477	52	3,319	133	39
Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate swaps	Interest rate	125	4	—	125	20	—
Interest rate caps	Interest rate	1,625	47	—	1,250	6	—
Interest rate floors	Interest rate	1,900	12	—	—	—	—
Interest rate futures	Interest rate	100	—	—	78	—	—
Interest rate options	Interest rate	371	5	—	—	—	—
Synthetic GICs	Interest rate	33,271	—	—	28,814	—	—
Foreign currency swaps	Foreign currency exchange rate	569	74	—	490	27	11
Foreign currency forwards	Foreign currency exchange rate	245	1	3	230	—	2
Credit default swaps - purchased	Credit	32	1	—	36	1	—
Credit default swaps - written	Credit	193	2	—	193	5	—
Equity index options	Equity market	—	—	—	148	—	80
Total non-designated or nonqualifying derivatives		38,431	146	3	31,364	59	93
Total		$42,765	$623	$55	$34,683	$192	$132
Based on gross notional amounts, a substantial portion of the Company’s derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2022 and 2021. The Company’s use of derivatives includes (i) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (ii) written credit default swaps that are used to synthetically create investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these nonqualified derivatives, changes in market factors can lead to the recognition of fair value changes on the statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.
MTL-54

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Effects of Derivatives on the Consolidated Statements of Operations and Comprehensive Income (Loss)
The following table presents the consolidated financial statement location and amount of gain (loss) recognized on fair value, cash flow, nonqualifying hedging relationships and embedded derivatives:

	Year Ended December 31, 2022
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	Policyholder Benefits and Claims	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$1	$—	$—	$(23)	N/A
Hedged items	(1)	—	—	23	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	4	—	—	—	N/A
Hedged items	(5)	—	—	—	N/A
Subtotal	(1)	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	$(34)
Amount of gains (losses) reclassified from AOCI into income	—	(10)	—	—	10
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	N/A	357
Amount of gains (losses) reclassified from AOCI into income	—	21	—	—	(21)
Foreign currency transaction gains (losses) on hedged items	—	(21)	—	—	—
Subtotal	—	(10)	—	—	312
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	28	—	N/A
Foreign currency exchange rate derivatives (1)	—	—	80	—	N/A
Credit derivatives — purchased (1)	—	—	5	—	N/A
Credit derivatives — written (1)	—	—	(2)	—	N/A
Equity derivatives (1)	16	—	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(30)	—	N/A
Subtotal	16	—	81	—	N/A
Earned income on derivatives	33	—	42	—	—
Embedded derivatives (2)	N/A	N/A	187	N/A	N/A
Total	$48	$(10)	$310	$—	$312
MTL-55

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2021
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$—	$—	$—	N/A
Hedged items	—	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	1	—	—	N/A
Hedged items	(1)	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$(1)
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	176
Amount of gains (losses) reclassified from AOCI into income	—	7	—	(7)
Foreign currency transaction gains (losses) on hedged items	—	(15)	—	—
Subtotal	—	(8)	—	168
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(14)	N/A
Foreign currency exchange rate derivatives (1)	—	—	23	N/A
Credit derivatives — purchased (1)	—	—	—	N/A
Credit derivatives — written (1)	—	—	1	N/A
Equity derivatives (1)	(54)	—	3	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	(6)	N/A
Subtotal	(54)	—	7	N//A
Earned income on derivatives	22	—	28	—
Embedded derivatives (2)	N/A	N/A	63	N/A
Total	$(32)	$(8)	$98	$168

MTL-56

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)

	Year Ended December 31, 2020
	Net Investment Income	Net Investment Gains (Losses)	Net Derivative Gains (Losses)	OCI
	(In millions)
Gain (Loss) on Fair Value Hedges:
Interest rate derivatives:
Derivatives designated as hedging instruments (1)	$(1)	$—	$—	N/A
Hedged items	1	—	—	N/A
Foreign currency exchange rate derivatives:
Derivatives designated as hedging instruments (1)	(2)	—	—	N/A
Hedged items	2	—	—	N/A
Subtotal	—	—	—	N/A
Gain (Loss) on Cash Flow Hedges:
Interest rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	$1
Amount of gains (losses) reclassified from AOCI into income	—	—	—	—
Foreign currency exchange rate derivatives: (1)
Amount of gains (losses) deferred in AOCI	N/A	N/A	N/A	(138)
Amount of gains (losses) reclassified from AOCI into income	—	(3)	—	3
Foreign currency transaction gains (losses) on hedged items	—	(16)	—	—
Subtotal	—	(19)	—	(134)
Gain (Loss) on Derivatives Not Designated or Not Qualifying as Hedging Instruments:
Interest rate derivatives (1)	—	—	(7)	N/A
Foreign currency exchange rate derivatives (1)	—	—	(25)	N/A
Credit derivatives — purchased (1)	—	—	(2)	N/A
Credit derivatives — written (1)	—	—	(3)	N/A
Equity derivatives (1)	(26)	—	—	N/A
Foreign currency transaction gains (losses) on hedged items	—	—	8	N/A
Subtotal	(26)	—	(29)	N/A
Earned income on derivatives	22	—	16	—
Embedded derivatives	N/A	N/A	(73)	N/A
Total	$(4)	$(19)	$(86)	$(134)
__________________
(1)Excludes earned income on derivatives.
Fair Value Hedges
The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.
The following table presents the balance sheet classification, carrying amount and cumulative fair value hedging adjustments for items designated and qualifying as hedged items in fair value hedges:

Balance Sheet Line Item	Carrying Amount of the Hedged Assets (Liabilities)		Cumulative Amount of Fair Value Hedging Adjustments Included in the Carrying Amount of Hedged Assets (Liabilities)
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
	(In millions)
Fixed maturity securities AFS	$26	$29	$—	$—
Mortgage loans	$12	$17	$(1)	$—
Future policy benefits	$(53)	$—	23	$—
MTL-57

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
The Company has elected to record changes in estimated fair value of excluded components in earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
Cash Flow Hedges
The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets.
In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified amounts from AOCI into income. These amounts were $8 million, $0 and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively.
There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, at both December 31, 2022 and 2021.
At December 31, 2022 and 2021, the balance in AOCI associated cash flow hedges was $401 million and $89 million, respectively.
All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
At December 31, 2022, the Company expected to reclassify $56 million of deferred net gains (losses) on derivatives in AOCI, to earnings within the next 12 months.
Credit Derivatives
In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the effects of derivatives on the consolidated statements of operations and comprehensive income (loss) table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current estimated fair value of the credit default swaps.
The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

	December 31,
	2022			2021
Rating Agency Designation of Referenced Credit Obligations (1)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
	(Dollars in millions)
Baa
Credit default swaps referencing indices	$2	$193	5.0	$5	$193	5.0
______________
(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody’s Investors Service (“Moody’s”), S&P Global Ratings (“S&P”) and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.
(2)The weighted average years to maturity of the credit default swaps is calculated based on weighted average gross notional amounts.
MTL-58

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Credit Risk on Freestanding Derivatives
The Company may be exposed to credit-related losses in the event of nonperformance by its counterparties to derivatives. Generally, the current credit exposure of the Company’s derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.
The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties in jurisdictions in which it understands that close-out netting should be enforceable and establishing and monitoring exposure limits. The Company’s OTC-bilateral derivative transactions are governed by the International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, close-out netting permits the Company (subject to financial regulations such as the Orderly Liquidation Authority under Title II of Dodd-Frank) to set off receivables from the counterparty against payables to the same counterparty arising out of all included transactions and to apply collateral to the obligations without application of the automatic stay, upon the counterparty’s bankruptcy. All of the Company’s ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives as required by applicable law. Additionally, effective September 1, 2021, the Company is required to pledge initial margin for certain new OTC-bilateral derivative transactions to third party custodians.
The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by brokers and central clearinghouses to such derivatives.
See Note 7 for a description of the impact of credit risk on the valuation of derivatives.
The estimated fair values of the Company’s net derivative assets and net derivative liabilities after the application of master netting agreements and collateral were as follows at:

	December 31,
	2022		2021
Derivatives Subject to a Master Netting Arrangement or a Similar Arrangement	Assets	Liabilities	Assets	Liabilities
	(In millions)
Gross estimated fair value of derivatives:
OTC-bilateral (1)	$639	$55	$194	$131
OTC-cleared (1)	2	—	5	—
Total gross estimated fair value of derivatives presented on the consolidated balance sheets (1)	641	55	199	131
Gross amounts not offset on the consolidated balance sheets:
Gross estimated fair value of derivatives: (2)
OTC-bilateral	(32)	(32)	(56)	(56)
OTC-cleared	—	—	—	—
Cash collateral: (3), (4)
OTC-bilateral	(514)	—	(94)	—
OTC-cleared	(2)	—	(5)	—
Securities collateral: (5)
OTC-bilateral	(71)	(15)	(35)	(75)
OTC-cleared	—	—	—	—
Net amount after application of master netting agreements and collateral	$22	$8	$9	$—
______________
MTL-59

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
(1)At December 31, 2022 and 2021, derivative assets included income (expense) accruals reported in accrued investment income or in other liabilities of $18 million and $7 million, respectively, and derivative liabilities included (income) expense accruals reported in accrued investment income or in other liabilities of $0 and ($1) million, respectively.
(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.
(3)Cash collateral received by the Company for OTC-bilateral and OTC-cleared derivatives, where the centralized clearinghouse treats variation margin as collateral, is included in cash and cash equivalents, short-term investments or in fixed maturity securities AFS, and the obligation to return it is included in payables for collateral under securities loaned and other transactions on the balance sheet.
(4)The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on OTC-cleared derivatives and is included in premiums, reinsurance and other receivables on the balance sheet. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2022 and 2021, the Company received excess cash collateral of $3 million and $21 million, respectively, and provided excess cash collateral of $2 million and $0, respectively.
(5)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the balance sheet. Subject to certain constraints, the Company is permitted by contract to sell or re-pledge this collateral, but at December 31, 2022, none of the collateral had been sold or re-pledged. Securities collateral pledged by the Company is reported in fixed maturity securities AFS on the balance sheet. Subject to certain constraints, the counterparties are permitted by contract to sell or re-pledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2022 and 2021, the Company received excess securities collateral with an estimated fair value of $2 million and $62 million, respectively, for its OTC-bilateral derivatives, which are not included in the table above due to the foregoing limitation. At December 31, 2022 and 2021, the Company provided excess securities collateral with an estimated fair value of $23 million and $17 million, respectively, for its OTC-bilateral derivatives, $7 million and $6 million, respectively, for its OTC-cleared derivatives, and $0 and $1 million, respectively, for its exchange-traded derivatives which are not included in the table above due to the foregoing limitation.
The Company’s collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the collateral amount owed by that counterparty reaches a minimum transfer amount. All of the Company’s netting agreements for derivatives contain provisions that require both MTL and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody’s and S&P. If a party’s financial strength or credit rating were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party’s reasonable valuation of the derivatives.
The following table presents the estimated fair value of the Company’s OTC-bilateral derivatives that were in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged.

	December 31,
	2022	2021
	Derivatives Subject to Financial Strength-Contingent Provisions
	(In millions)
Estimated fair value of derivatives in a net liability position (1)	$23	$75
Estimated fair value of collateral provided:
Fixed maturity securities AFS	$16	$80
______________
(1)After taking into consideration the existence of netting agreements.
MTL-60

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
6. Derivatives (continued)
Embedded Derivatives
The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives.
The following table presents the estimated fair value and balance sheet location of the Company’s embedded derivatives that have been separated from their host contracts at:

		December 31,
	Balance Sheet Location	2022	2021
		(In millions)
Embedded derivatives within liability host contracts:
Funds withheld on ceded reinsurance	Other liabilities	$(124)	$57
Other guarantees	Policyholder account balances	—	4
Embedded derivatives within liability host contracts		$(124)	$61
7. Fair Value
When developing estimated fair values, the Company considers three broad valuation approaches: (i) the market approach, (ii) the income approach, and (iii) the cost approach. The Company determines the most appropriate valuation approach to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities AFS.

Level 2	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company’s ability to sell securities, as well as the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.
Considerable judgment is often required in interpreting the market data used to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.
MTL-61

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Recurring Fair Value Measurements
The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below at:

	December 31, 2022
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$5,978	$1,941	$7,919
Foreign corporate	—	3,210	1,410	4,620
RMBS	—	2,911	110	3,021
ABS & CLO	—	1,876	383	2,259
Foreign government	—	1,540	27	1,567
U.S. government and agency	848	642	—	1,490
CMBS	—	1,297	55	1,352
Municipals	—	1,298	—	1,298
Total fixed maturity securities AFS	848	18,752	3,926	23,526
Short-term investments	458	45	—	503
Other investments	—	4	17	21
Derivative assets: (1)
Interest rate	—	68	—	68
Foreign currency exchange rate	—	552	—	552
Credit	—	3	—	3
Equity market	—	—	—	—
Total derivative assets	—	623	—	623
Separate account assets (2)	474	5,074	215	5,763
Total assets	$1,780	$24,498	$4,158	$30,436
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$46	$—	$46
Foreign currency exchange rate	—	9	—	9
Credit	—	—	—	—
Equity market	—	—	—	—
Total derivative liabilities	—	55	—	55
Embedded derivatives within liability host contracts (3)	—	—	(124)	(124)
Total liabilities	$—	$55	$(124)	$(69)
MTL-62

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
	Fair Value Hierarchy
	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Fixed maturity securities AFS:
U.S. corporate	$—	$6,556	$1,942	$8,498
Foreign corporate	—	3,607	1,289	4,896
RMBS	—	2,684	252	2,936
ABS & CLO	—	1,895	400	2,295
Foreign government	—	1,931	44	1,975
U.S. government and agency	3,219	900	—	4,119
CMBS	—	1,387	103	1,490
Municipals	—	1,070	—	1,070
Total fixed maturity securities AFS	3,219	20,030	4,030	27,279
Short-term investments	272	17	—	289
Other investments	—	2	205	207
Derivative assets: (1)
Interest rate	—	24	2	26
Foreign currency exchange rate	—	160	—	160
Credit	—	6	—	6
Equity market	—	—	—	—
Total derivative assets	—	190	2	192
Separate account assets (2)	161	4,716	173	5,050
Total assets	$3,652	$24,955	$4,410	$33,017
Liabilities
Derivative liabilities: (1)
Interest rate	$—	$—	$—	$—
Foreign currency exchange rate	—	52	—	52
Credit	—	—	—	—
Equity market	—	80	—	80
Total derivative liabilities	—	132	—	132
Embedded derivatives within liability host contracts (3)	—	—	61	61
Total liabilities	$—	$132	$61	$193
______________
(1)Derivative assets are presented within other invested assets on the consolidated balance sheets and derivative liabilities are presented within other liabilities on the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation on the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.
(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.
(3)Embedded derivatives within liability host contracts are presented within policyholder account balances and other liabilities on the consolidated balance sheets.
MTL-63

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following describes the valuation methodologies used to measure assets and liabilities at fair value.
Investments
Securities, Short-term Investments and Other Investments
When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company’s securities holdings and valuation of these securities does not involve management’s judgment.
When quoted prices in active markets are not available, the determination of estimated fair value of securities is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management’s judgment or estimation and cannot be supported by reference to market activity. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such investments.
The estimated fair value of short-term investments and other investments is determined on a basis consistent with the methodologies described herein.
The valuation approaches and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy are presented below. The primary valuation approaches are the market approach, which considers recent prices from market transactions involving identical or similar assets or liabilities, and the income approach, which converts expected future amounts (e.g. cash flows) to a single current, discounted amount. The valuation of most instruments listed below is determined using independent pricing sources, matrix pricing, discounted cash flow methodologies or other similar techniques that use either observable market inputs or unobservable inputs.

Instrument		Level 2 Observable Inputs	Level 3 Unobservable Inputs
Fixed maturity securities AFS
U.S. corporate and Foreign corporate securities
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	illiquidity premium
	•	benchmark yields; spreads off benchmark yields; new issuances; issuer ratings	•	delta spread adjustments to reflect specific credit-related issues
	•	trades of identical or comparable securities; duration	•	credit spreads
	•	privately-placed securities are valued using the additional key inputs:	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
• market yield curve; call provisions
		• observable prices and spreads for similar public or private securities that incorporate the credit quality and industry sector of the issuer	•	independent non-binding broker quotations
• delta spread adjustments to reflect specific credit-related issues
Foreign government securities, U.S. government and agency securities, and Municipals
	Valuation Approaches: Principally the market approach.		Valuation Approaches: Principally the market approach.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	independent non-binding broker quotations
	•	benchmark U.S. Treasury yield or other yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	the spread off the U.S. Treasury yield curve for the identical security
	•	issuer ratings and issuer spreads; broker-dealer quotations	•	credit spreads
	•	comparable securities that are actively traded
MTL-64

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

Instrument	Level 2 Observable Inputs		Level 3 Unobservable Inputs
Structured Products
	Valuation Approaches: Principally the market and income approaches.		Valuation Approaches: Principally the market and income approaches.
	Key Inputs:		Key Inputs:
	•	quoted prices in markets that are not active	•	credit spreads
	•	spreads for actively traded securities; spreads off benchmark yields	•	quoted prices in markets that are not active for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2
	•	expected prepayment speeds and volumes
	•	current and forecasted loss severity; ratings; geographic region	•	independent non-binding broker quotations
	•	weighted average coupon and weighted average maturity	•	credit ratings
	•	average delinquency rates; DSCR
	•	credit ratings
	•	issuance-specific information, including, but not limited to:
• collateral type; structure of the security; vintage of the loans
• payment terms of the underlying assets
• payment priority within the tranche; deal performance
Short-term investments and Other investments
	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above; while certain other investments are similar to equity securities. The valuation approaches and observable inputs used in their valuation are also similar to those described above. Other investments contain equity securities valued using quoted prices in markets that are not considered active.	•	Certain short-term investments and certain other investments are of a similar nature and class to the fixed maturity securities AFS described above, while certain other investments are similar to equity securities. The valuation approaches and unobservable inputs used in their valuation are also similar to those described above. Other investments contain equity securities that use key unobservable inputs such as credit ratings; issuance structures, in addition to those described above for fixed maturities AFS.
Separate account assets (1)
Mutual funds and hedge funds without readily determinable fair values as prices are not published publicly
	Key Input:		•	N/A
	•	quoted prices or reported net asset value provided by the fund managers
______________
(1)Estimated fair value equals carrying value, based on the value of the underlying assets, including: mutual fund interests, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents. The estimated fair value of fixed maturity securities, equity securities, derivatives, short-term investments and cash and cash equivalents is determined on a basis consistent with the assets described under “— Securities, Short-term Investments and Other Investments” and “— Derivatives — Freestanding Derivatives.”
Derivatives
The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models.
The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs may involve significant management judgment or estimation. Unobservable inputs are based on management’s assumptions about the inputs market participants would use in pricing such derivatives.
Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company’s derivatives and could materially affect net income.
MTL-65

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk-free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company’s ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.
Freestanding Derivatives
Level 2 Valuation Approaches and Key Inputs;
This level includes all types of derivatives utilized by the Company with the exception of derivatives with unobservable inputs as described in Level 3.
Level 3 Valuation Approaches and Key Inputs:
These valuation methodologies generally use the same inputs as described in the corresponding sections for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.
Freestanding derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. Key inputs are as follows:

Instrument		Interest Rate		Foreign Currency Exchange Rate		Credit		Equity Market
Inputs common to Level 2 by instrument type	•	swap yield curves	•	swap yield curves	•	swap yield curves	•	equity volatility (1)
	•	basis curves	•	basis curves	•	credit curves
	•	interest rate volatility (1)	•	currency spot rates	•	recovery rates
			•	cross currency basis curves
Level 3	•	interest rate volatility (1), (2)
______________
(1)Option-based only.
(2)Extrapolation beyond the observable limits of the curve(s).
Embedded Derivatives
Embedded derivatives are primarily included within funds withheld on ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.
The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as described in “— Investments — Securities, Short-term Investments and Other Investments.” The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities on the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.
MTL-66

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
Embedded Derivatives Within Liability Host Contracts
Level 3 Valuation Approaches and Key Inputs:
Embedded derivatives within funds withheld on ceded reinsurance
These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curves and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.
Transfers between Levels
Overall, transfers between levels occur when there are changes in the observability of inputs and market activity.
Transfers into or out of Level 3:
Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.
Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)
The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:

					December 31, 2022				December 31, 2021				Impact of Increase in Input on Estimated Fair Value (2)
		Valuation Techniques		Significant Unobservable Inputs	Range			Weighted Average (1)	Range			Weighted Average (1)
Fixed maturity securities AFS (3)
U.S. corporate and foreign corporate	•	Matrix pricing	•	Offered quotes (4)	—	-	106	84	1	-	138	106	Increase
	•	Market pricing	•	Quoted prices (4)	25	-	101	81	56	-	117	96	Increase
RMBS	•	Market pricing	•	Quoted prices (4)	55	-	100	93	68	-	121	100	Increase (5)
ABS & CLO	•	Market pricing	•	Quoted prices (4)	79	-	101	89	92	-	110	101	Increase (5)
Derivatives
Interest rate	•	Present value techniques	•	Volatility (6)	—%	-	—%	—%	1%	-	1%	1%	Increase (7)
______________
(1)The weighted average for fixed maturity securities AFS and derivatives is determined based on the estimated fair value of the securities and derivatives.
(2)The impact of a decrease in input would have resulted in the opposite impact on estimated fair value.
(3)Significant increases (decreases) in expected default rates in isolation would have resulted in substantially lower (higher) valuations.
(4)Range and weighted average are presented in accordance with the market convention for fixed maturity securities AFS of dollars per hundred dollars of par.
(5)Changes in the assumptions used for the probability of default would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.
MTL-67

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
(6)Ranges represent the underlying interest rate volatility quoted in percentage points. Since this valuation methodology uses an equivalent of LIBOR for secured overnight financing rate volatility, presenting a range is more representative of the unobservable input used in the valuation.
(7)Changes in estimated fair value are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.
Generally, all other classes of assets and liabilities classified within Level 3 that are not included above use the same valuation techniques and significant unobservable inputs as previously described for Level 3. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table.
MTL-68

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
The following tables summarize the change of all assets (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

	Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
	Fixed Maturity Securities AFS
	Corporate (6)	Structured Products	Foreign Government	Other Investments	Net Derivatives (7)	Separate Accounts (8)	Net Embedded Derivatives (9)
	(In millions)
Balance, January 1, 2021	$2,089	$362	$44	$161	$—	$140	$(122)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	5	3	—	44	1	21	63
Total realized/unrealized gains (losses) included in AOCI	(42)	6	—	—	—	—	—
Purchases (3)	1,363	470	—	—	1	12	—
Sales (3)	(111)	(72)	—	—	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	11	3	—	—	—	—	—
Transfers out of Level 3 (4)	(84)	(17)	—	—	—	—	—
Balance, December 31, 2021	$3,231	$755	$44	$205	$2	$173	$(61)
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	4	—	—	(18)	(2)	36	187
Total realized/unrealized gains (losses) included in AOCI	(887)	(65)	(17)	—	—	—	—
Purchases (3)	1,066	142	—	16	—	6	—
Sales (3)	(173)	(61)	—	(186)	—	—	—
Issuances (3)	—	—	—	—	—	—	—
Settlements (3)	—	—	—	—	—	—	(2)
Transfers into Level 3 (4)	141	19	—	—	—	—	—
Transfers out of Level 3 (4)	(31)	(242)	—	—	—	—	—
Balance, December 31, 2022	$3,351	$548	$27	$17	$—	$215	$124
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2020: (5)	$4	$2	$—	$35	$—	$—	$(73)
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2021: (5)	$3	$1	$—	$44	$1	$—	$63
Changes in unrealized gains (losses) included in net income (loss) for the instruments still held at December 31, 2022: (5)	$4	$—	$—	$1	$—	$—	$187
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2020: (5)	$107	$5	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2021: (5)	$(25)	$7	$—	$—	$—	$—	$—
Changes in unrealized gains (losses) included in AOCI for the instruments still held at December 31, 2022: (5)	$(884)	$(65)	$(17)	$—	$—	$—	$—
Gains (Losses) Data for the year ended December 31, 2020:
Total realized/unrealized gains (losses) included in net income (loss) (1), (2)	$4	$2	$—	$35	$—	$(5)	$(73)
Total realized/unrealized gains (losses) included in AOCI	$107	$5	$—	$—	$—	$—	$—
MTL-69

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)
______________
(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses). Substantially all realized/unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(2)Interest accruals, as well as cash interest coupons received, are excluded from the rollforward.
(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.
(4)Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.
(5)Changes in unrealized gains (losses) included in net income (loss) and included in AOCI relate to assets and liabilities still held at the end of the respective periods. Substantially all changes in unrealized gains (losses) included in net income (loss) for net embedded derivatives are reported in net derivative gains (losses).
(6)Comprised of U.S. and foreign corporate securities.
(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.
(8)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income (loss). For the purpose of this disclosure, these changes are presented within net income (loss). Separate account assets and liabilities are presented net for the purposes of the rollforward.
(9)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.
Fair Value of Financial Instruments Carried at Other Than Fair Value
The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The Company believes that due to the short-term nature of these excluded assets, which are primarily classified in Level 2, the estimated fair value approximates carrying value. All remaining balance sheet amounts excluded from the tables below are not considered financial instruments subject to this disclosure.
The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

	December 31, 2022
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$9,166	$—	$—	$8,303	$8,303
Policy loans	$1,604	$—	$—	$1,921	$1,921
Other invested assets	$155	$—	$155	$—	$155
Premiums, reinsurance and other receivables	$1,010	$—	$31	$954	$985
Liabilities
Policyholder account balances	$7,017	$—	$—	$6,866	$6,866
Long-term debt	$107	$—	$109	$—	$109
Separate account liabilities	$843	$—	$843	$—	$843
MTL-70

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
7. Fair Value (continued)

	December 31, 2021
		Fair Value Hierarchy
	Carrying Value	Level 1	Level 2	Level 3	Total Estimated Fair Value
	(In millions)
Assets
Mortgage loans	$6,876	$—	$—	$7,096	$7,096
Policy loans	$1,647	$—	$—	$2,258	$2,258
Other invested assets	$150	$—	$145	$13	$158
Premiums, reinsurance and other receivables	$1,076	$—	$68	$1,124	$1,192
Liabilities
Policyholder account balances	$5,742	$—	$—	$6,063	$6,063
Long-term debt	$106	$—	$120	$—	$120
Separate account liabilities	$634	$—	$634	$—	$634
8. Long-term Debt
The Company’s long-term debt outstanding is comprised of a surplus note due in January 2024, which bears interest at a fixed rate of 7.63%. The outstanding balance of the surplus note was $107 million and $106 million at December 31, 2022 and 2021, respectively.
Payments of interest and principal on the Company’s surplus note are subordinate to all other obligations and may be made only with the prior approval of the insurance department of the state of domicile.
Interest expense related to the surplus note, included in other expenses, was $9 million for each of the years ended December 31, 2022, 2021 and 2020.
9. Equity
Statutory Equity and Income
MTL prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance. The National Association of Insurance Commissioners (“NAIC”) has adopted the Codification of Statutory Accounting Principles (“Statutory Codification”). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the state insurance department may impact the effect of Statutory Codification on the statutory capital and surplus of MTL.
The state of domicile of MTL imposes risk-based capital (“RBC”) requirements that were developed by the NAIC. Regulatory compliance is determined by a ratio of a company’s total adjusted capital, calculated in the manner prescribed by the NAIC (“TAC”), with modifications by the state insurance department, to its authorized control level RBC, calculated in the manner prescribed by the NAIC (“ACL RBC”), based on the statutory-based filed financial statements. Companies below specific trigger levels or ratios are classified by their respective levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC (“CAL RBC”). The CAL RBC ratios for MTL were in excess of 370% at both December 31, 2022 and 2021.
Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. The impact of these prescribed accounting practices was ($23) million and $8 million on the statutory capital and surplus of MTL at December 31,2022 and 2021, respectively, compared to what capital and surplus would have been had it been measured under NAIC guidance.
MTL-71

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by MTL are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.
Statutory net income (loss) of MTL, a Nebraska domiciled insurer, was $232 million, $185 million and ($237) million at December 31, 2022, 2021 and 2020, respectively. Statutory capital and surplus was $1.9 billion and $1.6 billion at December 31, 2022 and 2021, respectively. All such amounts are derived from the statutory–basis financial statements as filed with the Nebraska Department of Insurance.
Dividend Restrictions
Under the Nebraska Insurance Code, MTL is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife, Inc. as long as the amount of the dividend, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year, or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains), not including pro rata distributions of MTL’s own securities. MTL will be permitted to pay a dividend to MetLife, Inc. in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Director of the Nebraska Department of Insurance (the “Nebraska Director”) and the Nebraska Director either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as “unassigned funds (surplus)” excluding unrealized capital gains) as of the immediately preceding calendar year requires insurance regulatory approval. Under the Nebraska Insurance Code, the Nebraska Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders.
MTL did not pay a dividend for the years ended December 31, 2022 and 2021. Under Nebraska Insurance Code, MTL has calculated that it may pay approximately $189 million to MetLife, Inc. without prior regulatory approval by the end of 2023.
MTL-72

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Accumulated Other Comprehensive Income (Loss)
Information regarding changes in the balances of each component of AOCI was as follows:

	Unrealized Investment Gains (Losses), Net of Related Offsets	Unrealized Gains (Losses) on Derivatives	Foreign Currency Translation Adjustments	Other	Total
	(In millions)
Balance at December 31, 2019	$848	$44	$(4)	$(9)	$879
OCI before reclassifications	635	(137)	2	(1)	499
Deferred income tax benefit (expense)	(134)	29	—	—	(105)
AOCI before reclassifications, net of income tax	1,349	(64)	(2)	(10)	1,273
Amounts reclassified from AOCI	(7)	3	—	1	(3)
Deferred income tax benefit (expense)	2	(1)	—	—	1
Amounts reclassified from AOCI, net of income tax	(5)	2	—	1	(2)
Balance at December 31, 2020	1,344	(62)	(2)	(9)	1,271
OCI before reclassifications	(601)	175	—	(1)	(427)
Deferred income tax benefit (expense)	126	(37)	—	—	89
AOCI before reclassifications, net of income tax	869	76	(2)	(10)	933
Amounts reclassified from AOCI	(67)	(7)	—	1	(73)
Deferred income tax benefit (expense)	14	2	—	—	16
Amounts reclassified from AOCI, net of income tax	(53)	(5)	—	1	(57)
Balance at December 31, 2021	816	71	(2)	(9)	876
OCI before reclassifications	(5,160)	323	(19)	1	(4,855)
Deferred income tax benefit (expense)	1,084	(68)	3	—	1,019
AOCI before reclassifications, net of income tax	(3,260)	326	(18)	(8)	(2,960)
Amounts reclassified from AOCI	179	(11)	—	1	169
Deferred income tax benefit (expense)	(37)	2	—	—	(35)
Amounts reclassified from AOCI, net of income tax	142	(9)	—	1	134
Balance at December 31, 2022	$(3,118)	$317	$(18)	$(7)	$(2,826)
For information on offsets to investments related to policyholder liabilities, DAC and VOBA, see “— Net Unrealized Investment Gains (Losses).”
MTL-73

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
9. Equity (continued)
Information regarding amounts reclassified out of each component of AOCI was as follows:

	Years Ended December 31,
	2022	2021	2020
AOCI Components	Amounts Reclassified from AOCI			Consolidated Statements of Operations Locations
	(In millions)
Net unrealized investment gains (losses):
Net unrealized investment gains (losses)	$(177)	$68	$9	Net investment gains (losses)
Net unrealized investment gains (losses)	—	(1)	(2)	Net investment income
Net unrealized investment gains (losses)	(2)	—	—	Net derivative gains (losses)
Net unrealized investment gains (losses), before income tax	(179)	67	7
Income tax (expense) benefit	37	(14)	(2)
Net unrealized investment gains (losses), net of income tax	(142)	53	5
Unrealized gains (losses) on derivatives - cash flow hedges:
Interest rate derivatives	(10)	—	—	Net investment gains (losses)
Foreign currency exchange rate derivatives	21	7	(3)	Net investment gains (losses)
Gains (losses) on cash flow hedges, before income tax	11	7	(3)
Income tax (expense) benefit	(2)	(2)	1
Gains (losses) on cash flow hedges, net of income tax	9	5	(2)
Other	(1)	(1)	(1)	Other expenses
Total reclassifications, net of income tax	$(134)	$57	$2
Net Unrealized Investment Gains (Losses)
Unrealized investment gains (losses) on fixed maturity securities AFS, derivatives and other investments and the effect on policyholder liabilities, DAC and VOBA that would result from the realization of the unrealized gains (losses), are included in net unrealized investment gains (losses) in AOCI.
The components of net unrealized investment gains (losses), included in AOCI, were as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Fixed maturity securities AFS	$(4,031)	$1,537	$2,412
Derivatives	401	89	(79)
Other	1	1	1
Subtotal	(3,629)	1,627	2,334
Amounts allocated from:
Policyholder liabilities	—	(397)	(566)
DAC and VOBA	83	(107)	(145)
Subtotal	83	(504)	(711)
Deferred income tax benefit (expense)	745	(236)	(341)
Net unrealized investment gains (losses)	$(2,801)	$887	$1,282
MTL-74

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
10. Other Expenses
Information on other expenses was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
General and administrative expenses (1)	$148	$42	$50
Premium taxes, other taxes, and licenses & fees	25	18	25
Commissions and other variable expenses	216	34	111
Capitalization of DAC	(41)	(40)	(41)
Amortization of DAC and VOBA	51	87	78
Interest expense on debt	9	9	9
Other	2	2	2
Total other expenses	$410	$152	$234
__________________
(1)Includes $27 million, ($17) million and ($25) million for the years ended December 31, 2022, 2021 and 2020, respectively, for the net change in cash surrender value of investments in certain life insurance policies, net of premiums paid.
Capitalization of DAC and Amortization of DAC and VOBA
See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.
Expenses related to Debt
See Note 8 for additional information on interest expense on debt.
Affiliated Expenses
See Notes 4 and 13 for a discussion of affiliated expenses related to reinsurance and service agreement transactions, respectively, included in the table above.
11. Income Tax
The provision for income tax was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Current:
U.S. federal	$90	$8	$76
U.S. state and local	—	1	—
Subtotal	90	9	76
Deferred:
U.S. federal	72	148	(61)
Provision for income tax expense (benefit)	$162	$157	$15

MTL-75

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

	Years Ended December 31,
	2022	2021	2020
	(In millions)
Tax provision at U.S. statutory rate	$153	$161	$16
Tax effect of:
Dividend received deduction	(1)	(1)	(1)
Tax-exempt income	6	(4)	(5)
Other, net	4	1	5
Provision for income tax expense (benefit)	$162	$157	$15
Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

	December 31,
	2022	2021
	(In millions)
Deferred income tax assets:
Policyholder liabilities and receivables	$1,024	$1,048
Net operating loss carryforwards (1)	4	4
Employee benefits	4	5
DAC	17	—
Net unrealized investment losses	749	—
Other	73	—
Total gross deferred income tax assets	1,871	1,057
Less: Valuation allowance	4	4
Total net deferred income tax assets	1,867	1,053
Deferred income tax liabilities:
Investments, including derivatives	1,266	987
Intangibles	6	7
DAC	—	8
Net unrealized investment gains	—	235
Other	—	133
Total deferred income tax liabilities	1,272	1,370
Net deferred income tax asset (liability)	$595	$(317)
______________
(1)The Company has recorded a deferred tax asset of $4 million primarily related to U.S. state net operating loss carryforwards and an offsetting valuation allowance for the year ended December 31, 2022. U.S. state net operating loss carryforwards will expire between 2029 and 2041, whereas others have an unlimited carryforward period.
The Company participates in a tax sharing agreement with MetLife, Inc., as described in Note 1. Pursuant to this tax sharing agreement, the amounts due to (from) MetLife, Inc. included $33 million and ($33) million at December 31, 2022 and 2021, respectively.
MTL-76

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
11. Income Tax (continued)
The Company files income tax returns with the U.S. federal government and various U.S. state and local jurisdictions, as well as non-U.S. jurisdictions. The Company is under continuous examination by the Internal Revenue Service and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations for years prior to 2017.
12. Contingencies and Commitments
Contingencies
Litigation
Various litigation, claims or assessments against the Company may arise in the course of the Company’s business. Further, state insurance regulatory and other federal and state authorities may make inquiries and conduct investigations concerning the Company’s compliance with applicable insurance and other laws and regulations.
It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. It is possible in certain cases that an adverse outcome could have a material effect upon the Company’s financial position.
On an annual basis, management reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company’s financial statements. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.
Pitt v. Metropolitan Tower Life, Inc., et al. (S.D. Cal., filed April 10, 2020)
In this putative class action, plaintiff alleges that the Company failed to comply with California statutes regarding lapse notice requirements for life insurance policies issued or delivered in the state. She seeks to represent a class of all past, present, and future owners and beneficiaries of the Company’s individual life insurance policies in force on or after January 1, 2013 and governed by the relevant California statutes, where the policies underwent or will undergo lapse, termination, and/or reinstatement without the Company providing written notice of an actual 60-day grace period, a 30-day notice of impending lapse and termination, and/or an annual notice of a right to designate at least one other person to receive lapse-related communications. Plaintiff seeks declaratory and injunctive relief, as well as unspecified compensatory and punitive damages, and other relief. The Court denied plaintiff’s motion to certify the class, which is subject to appeal upon a final judgment. The lawsuit continues as an individual claim, but has been stayed pending the outcome of potentially relevant appellate cases.
Commitments
Mortgage Loan Commitments
The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $520 million and $861 million at December 31, 2022 and 2021, respectively.
Commitments to Fund Private Corporate Bond Investments and Partnership Investments
The Company commits to lend funds under private corporate bond investments and partnership investments. The amounts of these unfunded commitments were $1.2 billion at both December 31, 2022 and 2021.
MTL-77

Metropolitan Tower Life Insurance Company and Subsidiaries
(A Wholly-Owned Subsidiary of MetLife, Inc.)
Notes to the Consolidated Financial Statements — (continued)
13. Related Party Transactions
Service Agreements
The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual cost incurred by the Company and/or its affiliates. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $96 million, $80 million and $76 million for the years ended December 31, 2022, 2021 and 2020, respectively.
The Company had net payables to affiliates, related to the items discussed above, of $2 million and $4 million at December 31, 2022 and 2021, respectively.
See Notes 4, 5 and 9 for additional information on related party transactions.
14. Subsequent Events
The Company has evaluated events subsequent to December 31, 2022, through April 7, 2023, which is the date these consolidated financial statements were available to be issued and has determined there are no material subsequent events requiring adjustments to or disclosures in the financial statements.
MTL-78